Exhibit 10.12

SUBLEASE

THIS SUBLEASE AGREEMENT (this “Sublease”), made as of September 15, 2016 (the “Effective Date”), by and between SURFACE ONCOLOGY, INC., a Delaware corporation (“Sublessor”), and MAGENTA THERAPEUTICS, INC., a Delaware corporation (hereinafter referred to as “Sublessee”);

W I T N E S S E T H:

WHEREAS, pursuant to that certain Lease Agreement dated as of May 13, 2016 (the “Prime Lease”), BMR-HAMPSHIRE LLC (“Prime Lessor”), as lessor, leases to Sublandlord, as lessee, a portion of the building located at 50 and 60 Hampshire Street (also known as 205 Broadway), Cambridge, Middlesex County, Massachusetts (the “Premises” or the “Building”), upon and subject to the terms and conditions set forth in the Overlease. A redacted copy of the Prime Lease is attached hereto as Exhibit A and made a part hereof; and

WHEREAS, Sublessee desires to sublease a portion of the Premises from Sublessor and Sublessor is willing to sublease the same, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

1. Sublease of Subleased Premises. For the Rent (as defined herein) and upon the terms and conditions herein, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor the following space during the following periods during the Term (as defined herein) of this Sublease:

(a) Eighth Floor Premises. From the Commencement Date (as defined herein) through the Expiration Date, the Subleased Premises shall include only the approximately 12,437 rentable square feet of space described in Exhibit B which shall be referred to herein as the “Subleased Premises”.

(b) During the term hereof, Sublessee shall have access to and use of the Subleased Premises twenty-four (24) hours a day, seven (7) days a week, subject to the terms of this Sublease.

2. Term; Condition of Premises. Subject to the following provisos, the term of this Sublease (“Term”) shall commence upon the later of (a) the date on which the Subleased Premises are tendered to Sublessee for its occupancy and use with the Sublessor’s Work having been completed and (b) the date Sublessor delivers Prime Lessor’s consent to this Sublease to Sublessee containing terms and conditions acceptable to Sublessee in its sole discretion (the later of (a) and (b), the “Commencement Date”), which is targeted for February 20, 2017 (“Sublease Target Commencement Date”), and shall expire on the date that is eighteen (18) full calendar months after the Commencement Date (the “Expiration Date”), unless sooner terminated as set forth herein. Sublessor shall have no liability in the event there are any delays in the Commencement Date except that: (i) if Sublessor fails to complete the Sublessor’s Work and deliver the Subleased Premises to Sublessee on or before the date that is sixty (60) days after the Sublease Target Commencement Date (as the same may be extended as set forth below), then for each day thereafter until such time as the Subleased Premises are delivered to Sublessee with the Sublessor’s Work complete, Sublessee shall receive a rent credit equal to one day’s Base Rent and (ii) if Sublessor fails to complete the Sublessor’s Work and deliver the Subleased Premises to Sublessee by the date that is one hundred twenty (120) days after the Sublease Target Commencement Date, the Sublessee may at any time thereafter terminate this Sublease upon written notice to Sublessor. Notwithstanding anything in this Sublease to the contrary, Sublessor’s obligation to timely deliver the Subleased Premises on or before the Sublease Target Commencement Date shall be subject to extension on a day-for-day basis as a result of Force Majeure (as defined below), and Sublessor shall incur no liability under this Section for any delay caused by or any action or inaction of Sublessee or its contractors, agents or employees. Sublessor shall not be liable for the failure to furnish any utility or service, whether or not such failure is caused by accidents; breakage; casualties (to the extent not caused by the party claiming Force Majeure); Severe Weather Conditions (as defined below); physical natural disasters (but excluding weather conditions that are not Severe Weather Conditions); strikes, lockouts or other labor disturbances or labor disputes (other than labor disturbances and labor disputes resulting solely from the acts or omissions of the party claiming Force Majeure); acts of terrorism; riots or civil disturbances; wars or insurrections; shortages of materials (which shortages are not unique to the party claiming Force Majeure); government regulations, moratoria or other governmental actions, inactions or delays; failures by third parties to deliver gas, oil or another suitable fuel supply, or inability of the party claiming Force Majeure, by exercise of reasonable diligence, to obtain gas, oil or another suitable fuel; or other causes beyond the reasonable control of the party claiming that Force Majeure has occurred (collectively, “Force Majeure”); or, to the extent permitted by applicable laws, Sublessor’s negligence. In the event of such failure, Sublessee shall not be entitled to termination of this Sublease or any abatement or reduction of Rent, nor shall Sublessee be relieved from the operation of any covenant or agreement of this Sublease. “Severe Weather Conditions” means weather conditions that are materially worse than those that reasonably would be anticipated for the Premises at the applicable time based on historic meteorological records.

(a) Subject to Sublessor’s completion of the Sublessor’s Work, the Subleased Premises shall be delivered by Sublessor and accepted by Sublessee in “as is” condition, except that the Subleased Premises shall be in broom clean condition, all the Subleased Premises shall be free of any and all personal property, occupancies and tenancies.

(c) Sublessor covenants to Sublessee that the Premises shall be in the same condition, in all material respects, on the Commencement Date as the Premises are in on the Effective Date, reasonable wear and tear excepted.

3. Appurtenant Rights.

(a) Sublessee shall have, as appurtenant to the Subleased Premises and without additional charge or cost, rights to use in common with Sublessor and others entitled thereto, Sublessor’s rights in driveways, walkways, lobbies, hallways, the loading dock, freight elevators, stairways, passenger elevators convenient for access to the Subleased Premises and the other Common Areas as set forth in the Prime Lease and all in accordance with the terms of the Prime Lease.

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4. Rent.

(a) Sublessee shall pay to Sublessor the following base rent for the Premises (the “Base Rent”). The Base Rent and the Extra Rent (as defined below) shall be collectively referred to in this Sublease as the “Rent”.

Lease Period	Monthly Installment of Base Rent	Annual Base Rent
Commencement Date - the date that is 12 full calendar months thereafter	$82,283.50	$987,402.00
Month 13 - Expiration Date	$84,752.01	$1,107,024.06

(b) Notwithstanding anything set forth herein to the contrary, Sublessee shall be responsible for paying, as “Extra Rent,” for the cost of Sublessee’s pro rata share of the Additional Rent set forth in the Prime Lease that is required to be paid by Sublessor. Sublessee’s pro rata share is 38.8%.

(c) Sublessee shall begin paying Rent to Sublessor on the Commencement Date (the “Rent Commencement Date”), and shall not owe Rent to Sublessor for any period prior to the Rent Commencement Date. All monthly payments of Rent and Extra Rent are due and payable in advance on the first day of each calendar month, without demand, deduction, counterclaim or setoff, except as set forth or incorporated herein. Rent for any partial month shall be prorated and paid on the first of such month. Sublessee shall make all payments required by this Sublease by wire transfer.

5. Permitted Uses. Sublessee shall use the Subleased Premises only for the Permitted Uses, and for all other uses as set forth in the Prime Lease. Sublessee shall not undertake any activities in the Subleased Premises unless and until Sublessee has complied with the Prime Lease, all applicable laws (including, but not limited to, having obtain all necessary federal, state or local permits and operating licenses) and insurance requirements.

6. Condition of Subleased Premises; Security; Alterations; Parking.

(a) Sublessee agrees that, except as expressly provided herein, (i) it enters into this Sublease without relying upon any representations, warranties or promises by Sublessor, its agents, representatives, employees, servants or any other person in respect of the Building or the Subleased Premises, except as specifically set forth in this Sublease, (ii) no rights, easements or licenses are acquired by Sublessee by implication or otherwise except as expressly set forth herein, (iii) Sublessor shall have no obligation to do any work in order to make the Subleased Premises suitable and ready for occupancy and use by Sublessee, other than as set forth in Exhibit D (“Sublessor’s Work”).

(b) Sublessee shall be entitled to enter upon the Subleased Premises no more than fourteen (14) days prior to the Commencement Date, subject to the written approval of Sublessor, in Sublessor’s reasonable discretion, to install its own security system in the Subleased Premises, and at the end of the Term, Sublessee shall remove such security system.

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(c) Sublessee shall keep and maintain the Subleased Premises in at least the same order, repair and condition as exists on the Commencement Date, reasonable wear and tear and damage by fire or other casualty excepted.

(d) Sublessee shall not make any alterations, improvements, or renovations to the Subleased Premises without the prior written consent of Sublessor.

(e) During the Term of the Sublease, Sublessee shall be eligible to use 9 parking spaces allocated to Sublessor pursuant to the Prime Lease at the same cost per space as charged to Sublessor pursuant to the Prime Lease.

7. Insurance. Sublessee shall maintain throughout the Term of this Sublease such insurance in respect of the Subleased Premises and the conduct and operation of business therein, with Sublessor and Prime Lessor listed as additional insureds as is required of “Tenant” pursuant to the terms of the Prime Lease, with no penalty to Sublessor or Prime Lessor resulting from deductibles or self-insured retentions effected in Sublessee’s insurance coverage. If Sublessee fails to procure or maintain such insurance and to pay all premiums and charges therefor within five (5) days after receipt of written notice from Sublessor, Sublessor may (but shall not be obligated to) do so, whereupon Sublessee shall reimburse Sublessor upon demand for such insurance premiums and charges and other reasonable costs incurred by Sublessor. All such Sublessee insurance policies shall, to the extent obtainable, contain endorsements providing that (i) such policies may not be canceled except upon thirty (30) days’ prior notice to Sublessor and Prime Lessor, (ii) no act or omission of Sublessee shall affect or limit the obligations of the insurer with respect to any other named or additional insured and (iii) Sublessee shall be solely responsible for the payment of all premiums under such policies and Sublessor, notwithstanding that it is or may be a named insured, shall have no obligation for the payment thereof. On or before the Commencement Date, Sublessee shall deliver to Sublessor and Prime Lessor either a fully paid-for policy or certificate, at Sublessee’s option, evidencing the foregoing coverages. Any endorsements to such policies or certificates shall also be delivered to Sublessor and Prime Lessor upon issuance thereof. Sublessee shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Sublessee shall deliver to Sublessor and Prime Lessor such renewal policies or certificates within thirty (30) days after the renewal date of any existing policy. In the event Sublessee fails to deliver any such renewal policy or certificate within thirty (30) days after the expiration of any existing policy, Sublessor shall have the right, but not the obligation, to obtain the same after five (5) days’ written notice and opportunity to cure whereupon Sublessee shall reimburse Sublessor upon demand the fair market cost thereof.

Sublessee shall include in all such insurance policies any clauses or endorsements in favor of Prime Lessor including, but not limited to, waivers of the right of subrogation, which Sublessor is required to provide pursuant to the provisions of the Prime Lease. Sublessor and Sublessee shall also obtain from their respective insurers waivers of subrogation riders in favor of each other and hereby agree to release each other from all claims that may arise that are otherwise covered by insurance or if would have been covered by insurance that was required to be obtained either herein or in the Prime Lease. Sublessee releases and waives all claims against Sublessor for loss or damage to Sublessee’s personal property and its alterations in the Subleased Premises.

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8. Indemnification. Subject to Section 7 above and the obligation of each party to first look to insurance and except to the extent directly caused by the negligence or willful misconduct of Sublessor, Sublessee agrees to defend (with counsel reasonably approved by Sublessor), indemnify and hold Sublessor and its respective officers, agents and employees harmless from and against any and all claims, costs, expenses, losses and liabilities arising: (i) from the conduct or management of or from any work or thing whatsoever done in the Subleased Premises by or on behalf of Sublessee during the Term hereof; (ii) from any condition arising and any injury to or death of persons, damage to property or other event occurring in the Subleased Premises during the term hereof by or on behalf of Sublessee; and (iii) from any breach or default on the part of Sublessee in the performance of any covenant or agreement on the part of Sublessee to be performed pursuant to the terms of this Sublease or from any willful misconduct or negligence on the part of Sublessee or any of its agents, employees, licensees, invitees or assignees or any person claiming through or under Sublessee. Sublessee further agrees to indemnify Sublessor and Prime Lessor and their respective officers, agents and employees from and against any and all damages, liabilities, costs and expenses, including reasonable attorneys’ fees, incurred in connection with any such indemnified claim or any action or proceeding brought in connection therewith. The provisions of this Paragraph are intended to supplement any other indemnification provisions contained in this Sublease and in the Prime Lease to the extent incorporated by reference herein. Any non-liability, indemnity or hold harmless provisions in the Prime Lease for the benefit of Prime Lessor that are incorporated herein by reference shall be deemed to inure to the benefit of Sublessor and Prime Lessor for the purpose of incorporation by reference in this Sublease.

9. No Assignment or Subletting. Sublessee shall not assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest herein, or the term or estate granted hereby or the rentals hereunder, or sublet the Subleased Premises or any part thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person.

10. Primacy and Incorporation of Prime Lease.

(a) This Sublease is and shall be subject and subordinate to the Prime Lease and to all amendments, modifications and replacements of or to the Prime Lease, but only as such are permitted pursuant to this Sublease. Sublessor conveys, and Sublessee takes hereby, no greater rights then those accorded to or taken by Sublessor as “Tenant” under the terms of the Prime Lease, and likewise, except as set forth herein, is granted all benefits afforded “Tenant” under the Prime Lease. To the extent incorporated herein, Sublessee covenants and agrees that it will perform and observe all of the provisions contained in the Prime Lease to be performed and observed by the “Tenant” thereunder as applicable to the Subleased Premises, except that “Rent” shall be defined for purposes of this Sublease as set forth in Section 4 hereof. Notwithstanding the foregoing, Sublessee shall have no obligation to (i) cure any default of Sublessor under the Prime Lease, (ii) perform any obligation of Sublessor under the Prime Lease which arose prior to the Commencement Date and Sublessor failed to perform, (iii) repair any damage to the Subleased Premises caused by Sublessor, (iv) remove any alterations or additions installed within the Subleased Premises by or for Sublessor, or (v) indemnify Sublessor for any damages that directly result from any gross negligence or willful misconduct by Sublessor or its agents, employees or contractors. Except to the extent inconsistent with the context hereof, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Prime Lease. Further,

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except as set forth in the last paragraph of this Section (a), the terms, covenants and conditions of the Prime Lease are incorporated and made a part of this Sublease as they relate to the Subleased Premises as if such terms, covenants and conditions were stated herein to be the terms, covenants and conditions of this Sublease, so that except to the extent that they are inconsistent with or modified by the provisions of this Sublease, for the purpose of incorporation by reference, each and every referenced term, covenant and condition of the Prime Lease binding upon or inuring to the benefit of the “Landlord” thereunder shall, in respect of this Sublease and the Subleased Premises, be binding upon or inure to the benefit of Sublessor, and each and every referenced term, covenant and condition of the Prime Lease binding upon or inuring to the benefit of the “Tenant” thereunder shall, in respect of this Sublease, be binding upon or inure to the benefit of Sublessee, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease. It is the intent of the parties that to the extent any terms or provisions of this Sublease are inconsistent or conflict with the Prime Lease, the terms of this Sublease shall control and the applicable terms and provisions of the Prime Lease shall be deemed to be modified to reflect the terms and provisions of this Sublease. For purposes of this Sublease, as to such incorporated terms, covenants and conditions:

(i) references in the Prime Lease to the “Premises” shall be deemed to refer to the “Subleased Premises” hereunder;

(ii) references in the Prime Lease to “Landlord” and to “Tenant” shall be deemed to refer to “Sublessor” and “Sublessee” hereunder, respectively, except that where the term “Landlord” is used in the context of ownership or management of the entire Building, such term shall be deemed to mean “Prime Lessor”;

(iii) references in the Prime Lease to “this Lease” shall be deemed to refer to “this Sublease” (except when such reference in the Prime Lease is, by its terms (unless modified by this Sublease), a reference to any other section of the Prime Lease, in which event such reference shall be deemed to refer to the particular section of the Prime Lease);

(iv) references in the Prime Lease to the “Term Commencement Date” shall be deemed to refer to the “Commencement Date” hereunder;

(v) references in the Prime Lease to “Term” shall be deemed to refer to the Term of this Sublease.

Sublessor shall have the rights against Sublessee as would be available to Landlord against the Tenant under the Prime Lease if such breach was by the Tenant thereunder. Sublessee shall have the same rights against Sublessor as would be available to Tenant against the Landlord under the Prime Lease if such breach was by the landlord thereunder.

(b) Notwithstanding the foregoing, the following provisions of the Prime Lease and Exhibits annexed thereto are not incorporated herein by reference and shall not, except as to definitions set forth therein, have any applicability to this Sublease:

Articles/Paragraphs/Sections 1, 2.1-2.6, 3, 4, 5, 7.1, 8, 9.6, 13.5, 16.8, 17, 29, 41, and 42.

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(c) Notwithstanding anything to the contrary contained in the Prime Lease, the time limits (the “Notice Periods”) contained in the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the “Tenant” thereunder, or for the exercise by the “Tenant” thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by five (5) days, so that in each instance Sublessee shall have five (5) fewer days to observe or perform hereunder than Sublessor has as the “Tenant” under the Prime Lease; provided, however, that if the Prime Lease allows a Notice Period of five (5) days or less, then Sublessee shall nevertheless be allowed the number of days equal to one-half of the number of days in each Notice Period to give any such notices, make any such demands, perform any such acts, conditions or covenants or exercise any such rights, remedies or options; provided, further, that if one-half of the number of days in the Notice Period is not a whole number, Sublessee shall be allowed the number of days equal to one-half of the number of days in the Notice Period rounded up to the next whole number.

11. Sublessor Representations. Notwithstanding anything to the contrary contained in this Sublease (including, without limitation, the provisions of the Prime Lease incorporated herein by reference), Sublessor makes no representations or warranties whatsoever with respect to the Subleased Premises, this Sublease, Prime Lease or any other matter, either express or implied, except as otherwise expressly set forth in this Sublease, except that Sublessor represents and warrants both as of the Effective Date as follows: (i) that it is the sole holder of the interest of the “Tenant” under the Prime Lease and holds good leasehold title to the Subleased Premises, (ii) that Sublessor has the legal power, right and authority to enter into this Sublease and the instruments referenced herein and to consummate the transactions contemplated hereby, and the individual(s) executing this Sublease and instruments referenced herein on behalf of Sublessor have the legal power, right, and authority to bind Sublessor to the terms and conditions hereof and that the Sublease is enforceable in accordance with its terms and is in full force and effect, (iii) that the Prime Lease is in full force and effect, (iv) there currently are no defaults or events of default under the Prime Lease, and there are no events which, with the passage of time and/or the giving of notice, would constitute a default or event of default under the Prime Lease, (v) to the best of Sublessor’s knowledge, Prime Lessor is not in default under the Prime Lease, (vi) other than those that have been obtained and that are in full force and effect, the execution, delivery, and performance by Sublessor of this Sublease does not require the consent, waiver, approval, license, or authorization of, or any notice to or filing with, any person, entity, or governmental authority, except for the Consent, (vii) a true, accurate, and complete copy of the Prime Lease is attached hereto as Exhibit A, and there have been no modifications, amendments (including amendments to appendices) or changes to the Prime Lease, and the Prime Lease constitutes the entire agreement between Prime Lessor and Sublessor with regard to the Subleased Premises, (viii) Sublessor has no defenses, setoffs, or counterclaims to the payment of amounts due from Sublessor to Prime Lessor under the Prime Lease and no dispute currently exists under the Prime Lease, (ix) the execution and delivery of this Sublease will not conflict with or constitute a breach or default of any material terms of any note, contract, mortgage, deed of trust, lease, sublease, or other agreement or instrument to which Sublessor is a party or by which it is bound, (x) there are no actions, lawsuits, or proceedings pending or threatened against or relating to Sublessor’s ownership or use of the Subleased Premises, and Sublessor has not received any written notice from any city, county, state, or other governmental agency claiming a violation of any applicable laws relating to the Subleased Premises, and (xi) Sublessor has not contracted for any services or goods or created any obligations that will bind Sublessee as successor-in-interest with respect to the Subleased Premises except as set forth in this Sublease.

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12. Compliance with Prime Lease. Sublessee shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Prime Lessor under the Prime Lease; provided, however, that this provision shall not require Sublessee to act or refrain from acting where otherwise permitted in this Sublease. Sublessee shall defend, indemnify and hold Sublessor harmless from and against any and all claims, liabilities, losses, damages, and expenses (including reasonable attorneys’ fees) of any kind whatsoever by reason of any breach or default by Sublessee of this Section 12.

Sublessor shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited voluntarily or by reason of any right of termination or forfeiture reserved or vested in Prime Lessor under the Prime Lease; provided, however, that this provision shall not require Sublessor to act or refrain from acting where otherwise permitted in this Sublease. Sublessor shall defend, indemnify, and hold Sublessee harmless from and against any and all claims, liabilities, losses, damages, and expenses (including reasonable attorneys’ fees) of any kind whatsoever by reason of any breach or default by Sublessor of this Section 12. Sublessor will not amend, alter or modify any of the provisions of the Prime Lease in a manner that increases the Rent or other amounts payable by Sublessee pursuant to this Sublease without, in each instance, Sublessee’s consent in its sole and absolute discretion.

13. Security Deposit. Within two (2) business days after the Effective Date, Sublessee shall deposit with Sublessor the sum of $164,567.00 (the “Security Deposit”) which sum shall be held by Sublessor as security for the faithful performance by Sublessee of all of the terms, covenants and conditions of this Sublease. The provisions of Section 11 of the Prime Lease shall govern the Security Deposit which may be paid either in cash or by the delivery by Sublessee of a Letter of Credit pursuant to Section 11 of the Prime Lease; provided that the Security Deposit shall be immediately returned to Sublessee upon written request by Sublessee if Prime Lessor does not provide its written Consent to this Sublease on or before the Sunset Date.

14. Brokerage. Sublessee and Sublessor each represents that it has not dealt with any broker in connection with this Sublease. Each party agrees to indemnify and hold harmless the other from and against any and all liabilities, claims, suits, demands, judgments, costs, interest, and expenses (including, without being limited to, reasonable attorneys’ fees and expenses) which the indemnified party may be subject to or suffer by reason of any breach of the foregoing representations..

(a) Notices. All notices, consents, approvals, demands, bills, statements, and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be governed by Section 24 of the Prime Lease as incorporated herein by reference.

(a) Address for Notices to Sublessor:

Prior to the Commencement Date:

Surface Oncology, Inc.

215 First Street

Cambridge, MA 02142

Attn: VP, Corporate Development

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After the Commencement Date:

Surface Oncology, Inc.

50 Hampshire Street

Cambridge, MA 02139

Attn: VP, Corporate Development

(b)	Address for Notices to Sublessee:

Prior to the Commencement Date:

Magenta Therapeutics, Inc.

245 First Street 4th Floor

Cambridge, MA 02142

Attn: Chief Operating Officer

After the Commencement Date:

Magenta Therapeutics, Inc.

50 Hampshire Street

Cambridge, MA 02139

Attn: Chief Operating Officer

15. Interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, which covenant, agreement, obligation or other provision shall be construed and interpreted in the context of the Sublease as a whole. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. Terms used herein and not defined shall have the meaning set forth in the Prime Lease.

16. Signage. Sublessor shall obtain for Sublessee a Building-standard listing on the main Building lobby directory for Sublessee.

17. Right to Cure Defaults. If Sublessee or Sublessor shall at any time fail to make any payment or perform any other obligation pursuant to this Sublease, then the other shall have the right, but not the obligation, after notice to the defaulting party in accordance with Section 15 of this Sublease, or without notice to the other in the case of any emergency, and without waiving or releasing the other from any obligations of the other hereunder, to make such payment or

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perform such other obligation of the other in such manner and to such extent as the non-defaulting party shall deem reasonably necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys’ fees. The defaulting party shall pay to the non-defaulting party ten (10) days after demand all reasonable sums so paid by the non-defaulting party and all incidental costs and expenses of the non-defaulting party in connection therewith, together with interest thereon at an annual rate equal to ten percent (10%) per annum, or the highest rate permitted by applicable law, whichever shall be less. Such interest shall be payable with respect to the period commencing on the date such expenditures are made by the non-defaulting party and ending on the date such amounts are repaid by the defaulting party. The provisions of this Paragraph shall survive the Expiration Date or the sooner termination of this Sublease.

18. Termination of Prime Lease. If for any reason the term of the Prime Lease shall terminate prior to the last day of the Term of this Sublease (as the case may be), this Sublease shall thereupon automatically terminate as to the premises demised under the Prime Lease and Sublessor shall not be liable to Sublessee by reason thereof except as otherwise set forth in this Sublease.

Neither Sublessor nor Sublessee shall do or permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Prime Lessor or in Sublessor under the Prime Lease Sublessor and Sublessee each shall defend, indemnify, and hold the other harmless from and against any and all claims, liabilities, losses, damages, and expenses (including reasonable attorneys’ fees) of any kind whatsoever by reason of any breach or default on the part of Sublessor or Sublessee (as the case may be) by reason of which the Prime Lease may be terminated or forfeited.

Sublessor shall perform all of its obligations under the Prime Lease, and agrees to keep and maintain the Prime Lease in full force and effect. In the event that either Sublessor or Sublessee shall receive any notice from Prime Lessor regarding a default pursuant to any of the provisions of the Prime Lease, the party receiving such notice shall promptly give a copy thereof to the other party. Further, Sublessor and Sublessee each agrees to give to the other a copy of any notice of default, event of default, or otherwise under the Prime Lease that said party gives to Prime Lessor.

19. Sublessee Hazardous Material Activity.

(a) At all times during the Term, Sublessee shall maintain, at its sole cost and expense, environmental control and safety management services related to Sublessee’s activities in the Subleased Premises (the “EH&S Services”). The EH&S Services shall be provided by parties reasonable acceptable to Sublessor and in a manner reasonably acceptable to Sublessor.

(b) Without limiting the generality of Section 10, Sublessee shall (i) at all times during the Term, comply with the provisions of Section 21 regarding the storage and use of Hazardous Materials on the Subleased Premises, and (ii) prior to the expiration or termination of the Term, comply with the provisions of Section 26, including, but not limited to the preparation and execution of an Exit Plan (subject to prior approval by Sublessor and Prime Lessor).

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20. Quiet Enjoyment. Sublessor covenants that if Sublessee is not in default beyond the expiration of any applicable notice and cure periods, then Sublessee shall quietly enjoy and occupy the full possession of the Subleased Premises without molestation or hindrance by Sublessor or any party claiming through Sublessor.

21. No Privity of Estate. Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Sublessee and Prime Lessor.

22. No Waiver. The failure of either party to insist in any one or more cases upon the strict performance or observance of any obligation of the other party hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future performance of any such obligation of such party or any right or option of the other party. Sublessor’s receipt and acceptance of Rent or Sublessor’s acceptance of performance of any other obligation by Sublessee, with knowledge of Sublessee’s breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by both parties.

23. Complete Agreement. This Sublease constitutes the entire agreement between the parties and there are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties. This Sublease shall not be binding upon either party unless and until it is signed and delivered by and to both parties, and is further subject to Section 27.

24. Successors and Assigns. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind, and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors, and permitted assigns.

25. Governing Law; Jurisdiction. This Sublease shall be construed in accordance with, and governed in all respects by, the laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of laws that would require the application of any other law). Sublessor and Sublessee agree to submit to the jurisdiction of the state and federal courts located in the Commonwealth of Massachusetts, with venue in the County of Middlesex, and waive any defense of inconvenient forum to the maintenance of any action or proceeding in such courts.

26. Waiver of Jury Trial and Right to Counterclaim. The parties hereto hereby waive any rights which they may have to trial by jury in any summary action or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Sublessee, the Subleased Premises and the use and occupancy thereof, and any claim for injury or damages. Sublessee also hereby waives all right to assert or interpose a counterclaim (other than mandatory counterclaims) in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises.

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27. Consent of Prime Lessor. This Sublease is contingent on the approval and consent of Prime Lessor, which Sublessor agrees to use all reasonable efforts to obtain. This Sublease shall not become effective unless and until a written approval and consent (the “Consent”) is executed and delivered by the Prime Lessor and Sublessee on terms and conditions satisfactory to Sublessee in its sole discretion. After the Sublessor receives the Consent as executed by Prime Lessor, Sublessor agrees to promptly deliver a fully executed original of the Consent to Sublessee. The effect and commencement of this Sublease is subject to and conditional upon the receipt by Sublessor and Sublessee of the Consent executed by Prime Lessor. Upon execution of this Sublease by Sublessee, Sublessor will promptly apply to the Prime Lessor for the Consent and Sublessor will promptly inform Sublessee as to receipt of the Consent (if and when it is received) and deliver to Sublessee a copy of the same.

If the Consent is not received within ten (10) business days after this Sublease is fully executed by both Sublessor and Sublessee (the “Sunset Date”), then from and after the Sunset Date this Sublease will cease to have any further effect and the parties hereto will have no further obligations to each other with respect to this Sublease and any funds paid hereunder by Sublessee shall be promptly refunded by Sublessor.

28. Holdover. If Sublessee remains in possession of either the Subleased Premises after the last day of the occupancy of such Subleased Premises as set forth in Section 1 (as the case may be) without the express written consent of Sublessor, (a) Sublessee shall become a tenant at sufferance upon the terms of this Sublease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (b) Sublessee shall be responsible for all damages suffered by Sublessor resulting from or occasioned by Sublessee’s holding over, including consequential damages. No holding over by Sublessee, whether with or without consent of Sublessor, shall operate to extend this Sublease. Acceptance by Sublessor of Rent after the expiration of the Term or earlier termination of this Sublease shall not result in a renewal or reinstatement of this Sublease.

29. Recording. Sublessor and Sublessee agree that neither party may record this Sublease.

30. Public Statements. Neither party will make any public statements or releases concerning this Sublease, or use the other party’s name in any form of advertising, promotion or publicity, without obtaining the prior written consent of the other party, which consent will not be unreasonably withheld or delayed.

31. Limitation of Liability. Notwithstanding any indemnities or other provisions hereof to the contrary, in no event shall Sublessor or Sublessee be responsible for any consequential, incidental, special or punitive damages, except as specifically set forth herein or in the Prime Lease.

32. Certain Definitions.

(a) All capitalized terms not defined in this Sublease shall have the meanings ascribed to them in the Prime Lease.

(b) The terms “herein”, “hereunder”, and “hereof” shall refer to this Sublease as a whole unless the context otherwise indicates.

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33. Counterparts. This Sublease may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. The undersigned may rely upon facsimile counterparts signed by each other, but shall promptly upon the request of the other exchange executed original signature pages.

34. Time is of the essence. Time is of the essence with respect to each provision of this Sublease.

35. Notwithstanding the foregoing, (a) Sublessor shall use good faith efforts, under the circumstances, to secure performance of Prime Lessor’s obligations under the Prime Lease upon Sublessee’s written request to Sublessor to do so and shall thereafter diligently prosecute such performance on the part of Prime Lessor and (b) if Sublessor shall be entitled to any abatement of rent by reason of any failure on the part of Prime Lessor to perform its obligations or to provide services to the Subleased Premises, Sublessee shall be entitled to a proportionate abatement of rent payable to Sublessor to the extent such abatement is actually made; provided, however, that Sublessee shall reimburse Sublessor for reasonable costs and expenses incurred by Sublessor in connection with such efforts. As long as this Sublease is in full force and effect, Sublessee shall be entitled, with respect to the Subleased Premises, to the benefit of Prime Lessor’s obligations and agreements under the Prime Lease to furnish utilities and other services to the Subleased Premises and to repair and maintain the common areas, roof, building systems and all other obligations of Prime Lessor under the Master Lease.

36. Notwithstanding anything contained in this Sublease to the contrary, Sublessee shall not be responsible for (i) any default of Sublessor, its agents, employees or contractors under the Prime Lease unless attributable to a default under this Sublease or the Prime Lease by Sublessee, its agents, employees, contractors, invitees or anyone claiming by, through or under Sublessee, (ii) conditions at the Subleased Premises, for which the obligation to maintain and repair resides with Prime Lessor under the Prime Lease and/or which existed as of the Commencement Date, (iii) any violations of law resulting from such conditions described by (ii) above, (iv) the payment of any charges, fees and other costs imposed by Prime Lessor on Sublessor as a result of Sublessor’s default under the Prime Lease (unless due to any default by Sublessee under this Sublease), and (v) making payment of any sums either to Prime Lessor or Sublessor in satisfaction of any charges accruing under the Prime Lease (whether denominated as rent, rental, additional rent or otherwise) for any period prior or subsequent to the Term of this Sublease.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as a sealed instrument as of the date first written above.

SUBLESSOR:

SURFACE ONCOLOGY, INC.

By:	/s/ Detlev Biniszkiewicz

Name: Detlev Biniszkiewicz

Title: CEO & President

SUBLESSEE:

MAGENTA THERAPEUTICS, INC.

By:	/s/ Bastiano Sanna

Name: Bastiano Sanna

Title: Chief Operating Officer

14

EXHIBIT A

PRIME LEASE

See attached.

15

LEASE

by and between

BMR-HAMPSHIRE LLC,

a Delaware limited liability company

and

SURFACE ONCOLOGY, INC.,

a Delaware corporation

BioMed Realty form dated 2/10/16

Table of Contents

1.	Lease of Premises	1

2.	Basic Lease Provisions	2

3.	Term	4

4.	Possession and Commencement Date	4

5.	Condition of Premises	7

6.	Rentable Area	7

7.	Rent	8

8.	Rent Adjustments	9

9.	Operating Expenses and Laboratory Support Expenses	9

10.	Taxes on Tenant’s Property	16

11.	Security Deposit	16

12.	Use	19

13.	Rules and Regulations, CC&Rs, Parking Facilities and Common Area	22

14.	Project Control by Landlord	23

15.	Quiet Enjoyment	25

16.	Utilities and Services	25

17.	Alterations	30

18.	Repairs and Maintenance	32

19.	Liens	34

20.	Estoppel Certificate	35

21.	Hazardous Materials	35

22.	Odors and Exhaust	38

23.	Insurance; Waiver of Subrogation	39

24.	Damage or Destruction	42

25.	Eminent Domain	44

26.	Surrender	45

27.	Holding Over	46

28.	Indemnification and Exculpation	46

29.	Assignment or Subletting	48

30.	Subordination and Attornment	52

31.	Defaults and Remedies	53

32.	Bankruptcy	58

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33.	Brokers	58

34.	Definition of Landlord	59

35.	Limitation of Landlord’s Liability	59

36.	Joint and Several Obligations	60

37.	Representations	60

38.	Confidentiality	60

39.	Notices	61

40.	Miscellaneous	61

41.	Rooftop Installation Area	64

42.	Option to Extend Term	65

ii

LEASE

THIS LEASE (this “Lease”) is entered into as of this 13th day of May, 2016 (the “Execution Date”), by and between BMR-HAMPSHIRE LLC, a Delaware limited liability company (“Landlord”), and SURFACE ONCOLOGY, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord owns certain real property and improvements located at 50 and 60 Hampshire Street (also known as 205 Broadway), Cambridge, Middlesex County, Massachusetts (the “Property”), including the buildings located thereon; and

B. WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, certain premises (the “Premises”) located on the eighth (8th) floor of the building known as 50 Hampshire Street (the “Building”), pursuant to the terms and conditions of this Lease, as detailed below.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Lease of Premises. Effective on the Term Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, as shown on Exhibit A attached hereto for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The portion of the Property commonly known as 50 Hampshire Street and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the Building, are hereinafter collectively referred to as the “Project.” The portion of the Property commonly known as 60 Hampshire Street and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the building located thereon (the “60 Building”), are hereinafter collectively referred to as the “60 Project” and, together with the Project, the “Hampshire Project.” All portions of the Building that are for the non-exclusive use of the tenants of the Building only, and not the tenants of the Hampshire Project generally, such as service corridors, stairways, elevators, public restrooms and public lobbies (all to the extent located in the Building), are hereinafter referred to as “Building Common Area.” All portions of the 60 Building that are for the non-exclusive use of the tenants of the 60 Building only, and not the tenants of the Hampshire Project generally, such as service corridors, stairways, elevators, public restrooms and public lobbies (all to the extent located in the 60 Building), are hereinafter referred to as “60 Building Common Area.” All portions of the Hampshire Project that are for the non-exclusive use of tenants of the Hampshire Project generally, including driveways, sidewalks, parking areas, landscaped areas, and (to the extent not located in a building) service corridors, stairways, elevators, public restrooms and public lobbies (but excluding the Building Common Area and the 60 Building Common Area), are hereinafter referred to as “Hampshire Project Common Area.” The Building Common Area and the Hampshire Project Common Area are collectively referred to herein as “Common Area.” The “Laboratory Building” consists of the floors and areas within the Building that serve (or are capable of serving) laboratory uses.

2. Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

2.1. This Lease shall take effect upon the Execution Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto.

2.2. In the definitions below, Rentable Area (as defined below) is expressed in square feet. Rentable Area and “Tenant’s Pro Rata Shares” (i.e., Pro Rata Share of Building and Pro Rata Share of Laboratory Building) are all subject to adjustment as provided in this Lease.

Definition or Provision	Means the Following (As of the Term Commencement Date)
Approximate Rentable Area of Premises	32,018 square feet
Approximate Rentable Area of Building	202,023 square feet
Tenant’s Pro Rata Share of Building	15.85%
Approximate Rentable Area of Laboratory Building	97,757 square feet
Tenant’s Pro Rata Share of Laboratory Building	32.75%

2.3. Monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the Rent Commencement Date (as defined below), subject to adjustment under this Lease:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Rent	32,018
Commencement
Date – First (1st)
Anniversary of the
Term
Commencement
Date

2.4. Estimated Term Commencement Date: February 20, 2017

2.5. Estimated Term Expiration Date: February 19, 2027

2.6. Security Deposit:                      subject to increase in accordance with the terms hereof.

2.7. Permitted Use: Office and laboratory use in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities (as defined below), committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the Premises, the Building, the Property, the Project, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”)

2.8. Address for Rent Payment:

BMR-Hampshire LLC
Attention Entity 325
P.O. Box 511415
Los Angeles, California 90051-7970

2.9. Address for Notices to Landlord:

BMR-Hampshire LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attn: Real Estate Legal Department

2.10. Address for Notices to Tenant:

Prior to the Term Commencement Date:

Surface Oncology, Inc.
215 First Street
Cambridge, MA 02142
Attn: Jessica Fees

After the Term Commencement Date:

Surface Oncology, Inc.
50 Hampshire Street
Cambridge, MA 02139
Attn: Jessica Fees

2.11. Address for Invoices to Tenant:

Prior to the Term Commencement Date:

Surface Oncology, Inc.
215 First Street
Cambridge, MA 02142
Attn: Jessica Fees

After the Term Commencement Date:

Surface Oncology, Inc.
50 Hampshire Street
Cambridge, MA 02139
Attn: Jessica Fees

2.12. The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit A	Premises
Exhibit B	Work Letter
Exhibit B, Attch. 1	Schedule
Exhibit B, Attch. 2	Approved Schematic Plans
Exhibit B, Attch. 3	Budget
Exhibit B-1	Tenant Work Insurance Schedule
Exhibit B-2	Landlord’s Work
Exhibit C	Acknowledgement of Term Commencement Date and Term Expiration Date
Exhibit D	Plan of Lab and Office Zones
Exhibit E	Form of Letter of Credit
Exhibit F	Rules and Regulations
Exhibit G	PTDM
Exhibit H	Tenant’s Personal Property
Exhibit I	Form of Estoppel Certificate

3. Term. The actual term of this Lease (as the same may be extended pursuant to Article 42 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence on the Term Commencement Date (as defined in Article 4) and end on the date (the “Term Expiration Date”) that is one hundred twenty (120) months after the Term Commencement Date, subject to extension or earlier termination of this Lease as provided herein.

4. Possession and Commencement Date.

4.1. Landlord shall use commercially reasonable efforts to tender possession of the Premises to Tenant on the Estimated Term Commencement Date, with the work (the “Tenant Improvements”) required of Landlord described in the Work Letter attached hereto as Exhibit B (the “Work Letter”) and the light laboratory base Building improvements described in Exhibit B- 2 (the “Landlord’s Work”) Substantially Complete (as defined below). If Landlord has failed to Substantially Complete the Tenant Improvements and the Landlord’s Work on or prior to the date that is sixty (60) days after the Estimated Term Commencement Date (as the same may be extended pursuant to the last sentence of this Section 4.1), then Tenant shall be entitled to one (1) day of abatement of Base Rent for every day after the Estimated Term Commencement Date that Substantial Completion of Tenant Improvements and the Landlord’s Work has not occurred. Any such Base Rent abatement shall be credited against the Base Rent due from Tenant following the Rent Commencement Date (as hereinafter defined). Tenant agrees that in the event such work is not Substantially Complete on or before the Estimated Term Commencement Date for any reason, then (a) this Lease shall not be void or voidable, (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, (c) the Term Expiration Date shall be extended accordingly and (d) Tenant shall not be responsible for the payment of any Base Rent or Tenant’s Adjusted Share of Operating Expenses (as defined below) or Tenant’s Adjusted Share of Laboratory Support Expenses (as defined below) until the actual Term Commencement Date as described in Section 4.2 occurs. Notwithstanding the foregoing, if Landlord has failed to Substantially Complete the Tenant Improvements on or prior to the date that is one hundred twenty (120) days after the Estimated Term Commencement Date (as the same may be extended pursuant to the last sentence of this Section 4.1), then this Lease may be terminated by Tenant by written notice to Landlord given no later than thirty (30) days following such date, and if so terminated by Tenant: (a) the Security Deposit shall be returned to Tenant in accordance with Article 11 hereof, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to the terms and provisions of this Lease that expressly survive the expiration or earlier termination of this Lease; provided, however, that any such termination notice shall be null and void and no longer of any force and effect if Landlord Substantially Completes the Tenant Improvements and Landlord’s Work within forty-five (45) days after receipt of such termination notice. The term “Substantially Complete” or “Substantial Completion” means that (a) the Tenant Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter) as reasonably determined by Landlord’s architect, except for minor punch list items, (b) the Landlord’s Work is substantially complete, as reasonably determined by Landlord’s architect, except for minor punch list items, and (c) Landlord has received a certificate of occupancy (which may include a temporary certificate of occupancy) from the City of Cambridge for the Premises. Notwithstanding anything in this Lease (including the Work Letter) to the contrary, Landlord’s obligation to timely achieve Substantial Completion on the Estimated Term Commencement Date shall be subject to extension on a day-for-day basis as a result of Force Majeure (as defined below), and Landlord shall incur no liability under this Section 4.1 for any delay caused by or any action or inaction of Tenant or its contractors, agents or employees.

4.2. The “Term Commencement Date” shall be the day Landlord tenders possession of the Premises to Tenant with the Tenant Improvements Substantially Complete. If possession is delayed by action of Tenant, then the Term Commencement Date shall be the date that the Term Commencement Date would have occurred but for such delay. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Term Commencement Date and the Term Expiration Date within ten (10) days after Tenant takes occupancy of the Premises, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the Term Commencement Date.

4.3. Tenant shall be entitled to enter upon the Premises during the sixty (60) day period prior to the Term Commencement Date (or such earlier period with respect to tel/data installations), subject to the written approval of Landlord, in Landlord’s reasonable discretion, for the sole purposes of installing improvements and/or the placement of personal property such as, furniture, IT cabling, security systems, and laboratory equipment. Tenant agrees that it shall be reasonable for Landlord to withhold its approval pursuant to the immediately foregoing sentence if Landlord reasonably determines that any such early access by Tenant will interfere with Landlord’s construction of the Tenant Improvements or Landlord’s Work. In the event that Landlord permits (in Landlord’s sole and absolute discretion) Tenant to enter upon the Premises prior to the Term Commencement Date for the purpose of installing improvements or the placement of personal property, Tenant shall furnish to Landlord evidence satisfactory to Landlord in advance that insurance coverages required of Tenant under the provisions of Article 23 are in effect, and such entry shall be subject to all the terms and conditions of this Lease other than the payment of Base Rent; and provided, further, that if the Term Commencement Date is delayed due to such early access, then the Term Commencement Date shall be the date that the Term Commencement Date would have occurred but for such delay.

4.4. Landlord shall cause the Tenant Improvements to be constructed in the Premises pursuant to the Work Letter at a cost to Landlord not to exceed

                                                                           (as defined below) (the “TI Allowance”). The TI Allowance may be applied to the costs of (m) construction, (n) project management by Landlord (which fee shall equal three percent (3%) of the cost of the Tenant Improvements, including the TI Allowance), (o) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Landlord, and review of such party’s commissioning report by a licensed, qualified commissioning agent hired by Tenant, (p) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (q) building permits and other taxes, fees, charges and levies by Governmental Authorities (as defined below) for permits or for inspections of the Tenant Improvements, and (r) costs and expenses for labor, material, equipment and fixtures. In no event shall the TI Allowance be used for (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment, (y) costs resulting from any default by Tenant of its obligations under this Lease or (z) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors).

4.5. Tenant shall have until July 1, 2017 (the “TI Deadline”), to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire.

4.6. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under this Lease.

4.7. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant agree that all Tenant Improvements shall (a) be programmed in accordance with the lab and office zones identified on Exhibit D attached hereto, and (b) incorporate flexible lab bench systems. The portion of the Premises that is programmed for laboratory uses is defined herein as the “Lab Zone” and the portion of the Premises that is programmed for office uses is defined herein as the “Office Zone”.

5. Condition of Premises Landlord represents to Tenant that, on the date on which Landlord delivers the Premises to Tenant with the Tenant Improvements Substantially Complete, all base building systems within the Premises, including the HVAC (as hereinafter defined), electrical, life safety and plumbing systems, shall be in good working order (provided that the sole remedy for any breach of the foregoing representation shall be that Landlord shall repair or remedy the violation of the foregoing representation at its sole cost, provided that Landlord may include the costs thereof in Operating Expenses or Laboratory Support Expenses to the extent that Landlord is permitted to do so under Article 9 below, and Tenant shall not be entitled to any monetary damages for any breach of such representation). Except as set forth in the immediately foregoing sentence, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises, the Building or the Project, or with respect to the suitability of the Premises, the Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Premises and agrees to take the same in its condition “as is” as of the Term Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s occupancy or to pay for or construct any improvements to the Premises, except for performance of the Tenant Improvements and Landlord’s Work. Tenant’s taking of possession of the Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair.

6. Rentable Area.

6.1. The term “Rentable Area” shall reflect such areas as reasonably calculated by Landlord’s architect, as the same may be reasonably adjusted from time to time by Landlord in consultation with Landlord’s architect to reflect changes to the Premises, the Building, the Laboratory Building, or the Project, as applicable, including (with respect to the Laboratory Building) due to the conversion of space in the Building to increase the space serving (or capable of serving) laboratory uses.

6.2. The Rentable Area of the Building is generally determined by making separate calculations of Rentable Area applicable to each floor within the Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as previously set forth is included as Rentable Area, without deduction for columns and projections or vertical penetrations, including stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, as well as such items’ enclosing walls.

6.3. The term “Rentable Area,” when applied to the Premises, is that area equal to the usable area of the Premises, plus an equitable allocation of Rentable Area within the Building that is not then utilized or expected to be utilized as usable area, including that portion of the Building devoted to corridors, equipment rooms, restrooms, elevator lobby, atrium and mailroom.

6.4. The Rentable Area of the Hampshire Project is the total Rentable Area of all buildings within the Hampshire Project.

6.5. Review of allocations of Rentable Areas as between tenants of the Building, the Laboratory Building and the Hampshire Project shall be made as frequently as Landlord deems appropriate, including in order to facilitate an equitable apportionment of Operating Expenses (as defined below) and Laboratory Support Expenses (as defined below). If such review is by a licensed architect and allocations are certified by such licensed architect as being correct, then Tenant shall be bound by such certifications.

7. Rent.

7.1. Tenant shall pay to Landlord as Base Rent for the Premises, commencing on the date that is two (2) months after the Term Commencement Date (the “Rent Commencement Date”), the sums set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof. Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof, each in advance on the first day of each and every calendar month during the Term.

7.2. In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) Tenant’s Adjusted Share (as defined below) of Operating Expenses (as defined below), (b) Tenant’s Adjusted Share of Laboratory Support Expenses, (c) the Property Management Fee (as defined below), and (d) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

7.3. Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America to the address set forth in Section 2.8 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month.

7.4. Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by (a) any Applicable Laws now or hereafter applicable to the Premises, (b) any other restriction on Tenant’s use, (c) except as expressly provided herein, any casualty or taking or (d) any other occurrence; and Tenant waives all rights now or hereafter existing to terminate or cancel this Lease or quit or surrender the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant’s obligation to pay Rent with respect to any period or obligations arising, existing or pertaining to the period prior to the date of the expiration or earlier termination of the Term or this Lease shall survive any such expiration or earlier termination; provided, however, that nothing in this sentence shall in any way affect Tenant’s obligations with respect to any other period.

8. Rent Adjustments. Base Rent shall be subject to an annual upward adjustment of three percent (3%) of the then-current Base Rent. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the Term Commencement Date, and subsequent adjustments shall become effective on every successive annual anniversary for so long as this Lease continues in effect.

9. Operating Expenses and Laboratory Support Expenses.

9.1. As used herein, the term “Operating Expenses” shall include:

(a) Government impositions, including property tax costs consisting of real and personal property taxes (including amounts due under any improvement bond upon the Building or the Project (including the parcel or parcels of real property upon which the Building, and areas serving the Building and the Project are located)) or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”), but excluding any such impositions or assessments on Base Building Laboratory Support Systems (as hereinafter defined), if such amounts are imposed or assessed separately by a Governmental Authority; taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from Applicable Laws or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; taxes on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises; any fee for a business license to operate an office building; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof; and

(b) All other costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the Building and the Project (other than Laboratory Support Expenses), which shall include (i) Project office rent at fair market rental for a commercially reasonable amount of space for Project management personnel, to the extent an office used for Project operations is maintained at the Project, plus customary expenses for such office, and costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project as required hereunder, including costs of funding such reasonable reserves as Landlord, consistent with good business practice, may establish to provide for future repairs and replacements, or as any Lender (as defined below) may require; costs of utilities furnished to the Common Area; sewer fees; cable television; trash collection; cleaning, including windows; heating, ventilation and air-conditioning (“HVAC”); maintenance of landscaping and grounds; snow removal; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building or Project systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the Project; costs of furniture, draperies, carpeting, landscaping supplies, snow removal and other customary and ordinary items of personal property provided by Landlord for use in Common Area or in the Project office; capital expenditures but only to the extent permitted in Section 9.1(c) below; costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non-compliance as of the Execution Date with Applicable Laws); costs to keep the Project in compliance with, or costs or fees otherwise required under or incurred pursuant to any CC&Rs (as defined below), including condominium fees; insurance premiums, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including janitors, floor waxers, window washers, watchmen, gardeners, sweepers, plow truck drivers, handymen, and engineering/maintenance/facilities personnel.

(c) Notwithstanding the foregoing, Operating Expenses shall not include any net income, franchise, capital stock, estate or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project or any penalties, fines and interest incurred by reason of Landlord’s failure to timely pay any taxes or other impositions of a Governmental Authority; any leasing commissions; expenses (including attorney fees and court costs) incurred in connection with (i) negotiations or disputes with tenants of the Property or other occupants or prospective tenants or other occupants, (ii) the enforcement of any leases or (iii) the defense of Landlord’s title to, or interest in, the Project, the Building or any part thereof; costs (including permit, license, and inspection fees) incurred in connection with preparing rental space for a tenant, that relate to preparation of rental space for a tenant or for any subsequent improvements Landlord performs for any other tenant in such tenant’s premises; expenses of initial development and construction, including grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing); Landlord’s costs of any services provided to tenants or other occupants for which Landlord is actually reimbursed by such tenants or other occupants (other than reimbursement through Operating Expenses) as an additional charge or rental over and above the basic rent (and escalations thereof) payable under the lease with such tenant or other occupant; capital expenditures, except for those incurred (A) in replacing obsolete equipment, (B) for the primary purpose of reducing Operating Expenses, or (C) required to comply with changes in Applicable Laws that take effect after the Execution Date of the Lease, in each case amortized over the useful life thereof (but in no event more than seven (7) years), as reasonably determined by Landlord; costs (i.e., interest and penalties) incurred due to Landlord’s default of this Lease or any other lease, mortgage, or other agreement, in each case affecting the Project, the Building or Property; payments to subsidiaries or affiliates of Landlord, or to any other party, in each case as a result of a non-arm’s length transaction, for management or other services for the Building, or for supplies or other materials for the Building, to the extent that such payments exceed arm’s length competitive prices in the Cambridge, Massachusetts market for the services, supplies or materials provided; Landlord’s legal existence and general corporate overhead and general administrative expenses; legal expenses relating to other tenants; costs of repairs to the extent reimbursed by payment of insurance proceeds received by Landlord; advertising and promotional expenditures directly related to Landlord’s efforts to lease space in the Building; the cost of repairs or other work occasioned by fire, windstorm, or other insured casualty, to the extent Landlord actually receives proceeds of such insurance for such repairs or other work; debt service; interest upon loans to Landlord or secured by a mortgage or deed of trust covering the Project or a portion thereof or any other debt of Landlord (provided that interest upon a government assessment or improvement bond payable in installments shall constitute an Operating Expense under Subsection 9.1(a)); rental payments under any ground lease; salaries of employees of Landlord above those performing property management and facilities management duties at the Building; legal and accounting fees not incurred in connection with operation and management of the Building, (including any legal and other costs incurred in connection with the sale, financing, refinancing, syndication, securitization, or change of ownership of the Building, including, without limitation, brokerage commissions, attorneys’ and accountants’ fees, closing costs, title insurance premiums, points, and interest charges); salaries of executive officers of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements and reasonable reserves in regard thereto that are provided for in Subsection 9.1(b)); costs or expenses incurred in connection with the financing or sale of the Project, the Building or any portion thereof; costs expressly excluded from Operating Expenses elsewhere in this Lease or that are charged to or paid by Tenant under other provisions of this Lease; professional fees and disbursements and other costs and expenses related to the ownership (as opposed to the use, occupancy, operation, maintenance or repair) of the Project; political and charitable contributions; costs of environmental testing, monitoring, removal or remediation of any Hazardous Materials in the Building or the Property (other than disposal and recycling of Hazardous Materials customarily found in the operation and use of comparable buildings, such as cleaning supplies) that are in existence at the Building or the Property prior to the Term Commencement Date except to the extent caused by Tenant or a Tenant Party (as defined below); and any item that, if included in Operating Expenses, would involve a double collection for such item by Landlord. To the extent that Tenant uses more than Tenant’s Pro Rata Share of Building of any item of Operating Expenses or Tenant’s Pro Rata Share of Laboratory Building of any Laboratory Support Expenses, as the case may be, Tenant shall pay Landlord for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of Building of Operating Expenses and Tenant’s Pro Rata Share of Laboratory Building (or Tenant’s Occupied Lab Share (as hereinafter defined) if applicable) of Laboratory Support Expenses, as the case may be (such excess, together with Tenant’s Pro Rata Share of Building of Operating Expenses or Tenant’s Pro Rata Share of Laboratory Building (or Tenant’s Occupied Lab Share if applicable) of Laboratory Support Expenses, as the case may be, “Tenant’s Adjusted Share”).

9.2. As used herein, the term “Base Building Laboratory Support Systems” means all base Building systems, fixtures and equipment exclusively serving the laboratory uses in the Building that are shared (or capable of being shared) by tenants or other occupants in the Building that are permitted to use and occupy premises in the Building for laboratory uses, including but not limited to the following base Building systems: (i) vacuum and compressed air; (ii) purified water and (iii) laboratory waste water treatment, each with respect to the portion of such system that extends to the isolation valve for such system that serves the Premises.

“Laboratory Support Expenses” shall include:

(a) Government impositions, including property tax costs consisting of real and personal property taxes (including amounts due under any improvement bond upon the Building or the Project (including the parcel or parcels of real property upon which the Building, and areas serving the Building and the Project are located)) or assessments in lieu thereof imposed by any Governmental Authority separately on any Base Building Laboratory Support Systems or reasonably determined by Landlord to be attributable to any Base Building Laboratory Support Systems and not other portions of the Project; and

(b) All other costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the Base Building Laboratory Support Systems and the provision of services that exclusively serve the Laboratory Building, which shall include costs of repairs and replacements to Base Building Laboratory Support Systems, including costs of funding such reasonable reserves as Landlord, consistent with good business practice, may establish to provide for future repairs and replacements, or as any Lender (as defined below) may require; costs of utilities furnished to the Base Building Laboratory Support Systems; sewer fees; HVAC; maintenance or replacement of equipment utilized for operation and maintenance of the Base Building Lab Systems; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Base Building Laboratory Support Systems; other expenses incurred in connection with the operation, maintenance or repair of the Base Building Laboratory Support Systems; accounting, legal and other professional fees and expenses incurred in connection with the Base Building Laboratory Support Systems; capital expenditures related to Base Building Laboratory Support Systems; costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non-compliance as of the Execution Date with Applicable Laws); costs to keep the Base Building Laboratory Support Systems in compliance with, or costs or fees otherwise required under or incurred pursuant to any CC&Rs (as defined below), including insurance premiums attributable to Base Building Laboratory Support Systems, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses to Base Building Laboratory Support Systems paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of Base Building Laboratory Support Systems.

9.3. Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) the Property Management Fee (as defined below), (b) Landlord’s estimate of Tenant’s Adjusted Share of Operating Expenses with respect to the Building and the Project, and (c) Landlord’s estimate of Tenant’s Adjusted Share of Laboratory Support Expenses, as applicable, for such month.

(w) The “Property Management Fee” shall equal                                                                                                                             t. Tenant shall pay the Property Management Fee in accordance with Section 9.3 with respect to the entire Term, including any extensions thereof or any holdover periods, regardless of whether Tenant is obligated to pay Base Rent, Operating Expenses, Laboratory Support Expenses or any other Rent with respect to any such period or portion thereof.

(x) Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Laboratory Support Expenses, Tenant’s Adjusted Share of Operating Expenses and Laboratory Support Expenses, and the cost of providing utilities to the Premises for the previous calendar year (“Landlord’s Statement”). Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days after receipt of an invoice therefor. If the amounts paid by Tenant pursuant to this Section exceed Tenant’s Adjusted Share of Operating Expenses and Tenant’s Adjusted Share of Laboratory Support Expenses for the previous calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany Landlord’s Statement with payment for the amount of such difference.

(y) Any amount due under this Section for any period that is less than a full month shall be prorated for such fractional month on the basis of the number of days in the month.

9.4. Landlord’s annual statement shall be final and binding upon Tenant unless Tenant, within sixty (60) days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reasons therefor; provided that Tenant shall in all events pay the amount specified in Landlord’s annual statement, pending the results of the Independent Review and determination of the Accountant(s), as applicable and as each such term is defined below. If, during such sixty (60)-day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord’s statement of Tenant’s Adjusted Share of Operating Expenses or Laboratory Support Expenses, Landlord shall provide Tenant with reasonable access to Landlord’s books and records to the extent relevant to determination of Operating Expenses or Laboratory Support Expenses, and such information as Landlord reasonably determines to be responsive to Tenant’s written inquiries. In the event that, after Tenant’s review of such information, Landlord and Tenant cannot agree upon the amount of Tenant’s Adjusted Share of Operating Expenses or Laboratory Support Expenses, then Tenant shall have the right to have an independent public accounting firm hired by Tenant on an hourly basis and not on a contingent-fee basis (at Tenant’s sole cost and expense) and approved by Landlord (which approval Landlord shall not unreasonably withhold or delay) audit and review such of Landlord’s books and records for the year in question as directly relate to the determination of Operating Expenses or Laboratory Support Expenses for such year (the “Independent Review”), but not books and records of entities other than Landlord. Landlord shall make such books and records available at the location where Landlord maintains them in the ordinary course of its business. Landlord need not provide copies of any books or records. Tenant shall commence the Independent Review within fifteen (15) days after the date Landlord has given Tenant access to Landlord’s books and records for the Independent Review. Tenant shall complete the Independent Review and notify Landlord in writing of Tenant’s specific objections to Landlord’s calculation of Operating Expenses or Laboratory Support Expenses (including Tenant’s accounting firm’s written statement of the basis, nature and amount of each proposed adjustment) no later than sixty (60) days after Landlord has first given Tenant access to Landlord’s books and records for the Independent Review. Landlord shall review the results of any such Independent Review. The parties shall endeavor to agree promptly and reasonably upon Operating Expenses or Laboratory Support Expenses taking into account the results of such Independent Review. If, as of the date that is sixty (60) days after Tenant has submitted the Independent Review to Landlord, the parties have not agreed on the appropriate adjustments to Operating Expenses, then the parties shall engage a mutually agreeable independent third party accountant with at least ten (10) years’ experience in commercial real estate accounting in the Cambridge, Massachusetts area (the “Accountant”). If the parties cannot agree on the Accountant, each shall within ten (10) days after such impasse appoint an Accountant (different from the accountant and accounting firm that conducted the Independent Review) and, within ten (10) days after the appointment of both such Accountants, those two Accountants shall select a third (which cannot be the accountant and accounting firm that conducted the Independent Review). If either party fails to timely appoint an Accountant, then the Accountant the other party appoints shall be the sole Accountant. Within ten (10) days after appointment of the Accountant(s), Landlord and Tenant shall each simultaneously give the Accountants (with a copy to the other party) its determination of Operating Expenses or Laboratory Support Expenses, with such supporting data or information as each submitting party determines appropriate. Within ten (10) days after such submissions, the Accountants shall by majority vote select either Landlord’s or Tenant’s determination of Operating Expenses or Laboratory Support Expenses. The Accountants may not select or designate any other determination of Operating Expenses or Laboratory Support Expenses. The determination of the Accountant(s) shall bind the parties. If the parties agree or the Accountant(s) determine that the Operating Expenses or Laboratory Support Expenses actually paid by Tenant for the calendar year in question exceeded Tenant’s obligations for such calendar year, then Landlord shall, at Tenant’s option, either (a) credit the excess to the next succeeding installments of estimated Additional Rent or (b) pay the excess to Tenant within thirty (30) days after delivery of such results. If the parties agree or the Accountant(s) determine that Tenant’s payments of Operating Expenses or Laboratory Support Expenses for such calendar year were less than Tenant’s obligation for the calendar year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such results. If the Independent Review reveals or the Accountant(s) determine that the Operating Expenses or Laboratory Support Expenses billed to Tenant by Landlord and paid by Tenant to Landlord for the applicable calendar year in question exceeded by more than five percent (5%) what Tenant should have been billed during such calendar year, then Landlord shall pay the reasonable cost of the Independent Review. In all other cases, Tenant shall pay the cost of the Independent Review. In all instances, Tenant shall pay the cost of the Accountant(s).

9.5. Landlord may, from time to time, modify Landlord’s calculation and allocation procedures for Operating Expenses and Laboratory Support Expenses, subject to any exclusions therefrom specified in Sections 9.1 and 9.2, so long as such modifications produce Dollar results substantially consistent with Landlord’s then-current practice at the Project. Landlord or an affiliate(s) of Landlord currently own other property(ies) adjacent to the Project or its neighboring properties, including the 60 Project (which is part of the Property) (collectively, “Neighboring Properties”). In connection with Landlord performing services for the Project pursuant to this Lease, similar services may be performed by the same vendor(s) for Neighboring Properties. In such a case, or in the case of any real estate or personal property taxes or other impositions or taxes charged or assessed by a Governmental Authority for the Hampshire Project

as a whole, Landlord shall reasonably allocate to each building and the Project the costs for such services based upon the ratio that the square footage of the building or the Project (as applicable) bears to the total square footage of all of the Neighboring Properties or buildings within the Neighboring Properties for which the services are performed, unless the scope of the services performed for any building or property (including the Building and the Project) is disproportionately more or less than for others, in which case Landlord shall equitably allocate the costs based on the scope of the services being performed for each building or property (including the Building and the Project). For clarity, in the case of any Operating Expenses (including without limitation real estate or personal property taxes or other impositions or taxes charged or assessed by a Governmental Authority for the Hampshire Project as a whole) that apply to the Hampshire Project as a whole (as opposed to allocated specifically to each of the Project and the 60 Project or to each of the Building and the 60 Building), Landlord shall reasonably allocate to the Project and the 60 Project the costs of such Operating Expenses based upon the ratio that the square footage of Rentable Area of each of the Building and the 60 Building, respectively, bears to the total square footage of Rentable Area of all of the buildings in the Hampshire Project, or such other equitable allocation as Landlord reasonably determines.

9.6. Tenant shall not be responsible for Operating Expenses and Laboratory Support Expenses with respect to any time period prior to the Term Commencement Date; provided, however, that if Landlord shall permit Tenant possession of the Premises prior to the Term Commencement Date, Tenant shall be responsible for Operating Expenses and Laboratory Support Expenses from such earlier date of possession (the Term Commencement Date or such earlier date, as applicable, the “Expense Trigger Date”); and provided, further, that Landlord may annualize certain Operating Expenses and Laboratory Support Expenses incurred prior to the Expense Trigger Date over the course of the budgeted year during which the Expense Trigger Date occurs, and Tenant shall be responsible for the annualized portion of such Operating Expenses and Laboratory Support Expenses corresponding to the number of days during such year, commencing with the Expense Trigger Date, for which Tenant is otherwise liable for Operating Expenses and Base Building Laboratory Support Systems Expenses pursuant to this Lease. Tenant’s responsibility for Tenant’s Adjusted Share of Operating Expenses and Laboratory Support Expenses shall continue to the latest of (a) the date of termination of the Lease, (b) the date Tenant has fully vacated the Premises and (c) if termination of the Lease is due to a default by Tenant, the date of rental commencement of a replacement tenant.

9.7. Operating Expenses and Laboratory Support Expenses for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated on a basis reasonably determined by Landlord. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses and Laboratory Support Expenses.

9.8. Within thirty (30) days after the end of each calendar month, Tenant shall submit to Landlord an invoice, or, in the event an invoice is not available, an itemized list, of all costs and expenses that (a) Tenant has incurred (either internally or by employing third parties) during the prior month and (b) for which Tenant reasonably believes it is entitled to reimbursements from Landlord pursuant to the terms of this Lease or that Tenant reasonably believes is the responsibility of Landlord pursuant to this Lease or the Work Letter.

9.9. In the event that the Building or Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate Operating Expenses and Laboratory Support Expenses that vary depending on the occupancy of the Building or Project, as applicable, to equal Landlord’s reasonable estimate of what such Operating Expenses or Laboratory Support Expenses, as the case may be, would have been had the Building or Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses and Laboratory Support Expenses.

10. Taxes on Tenant’s Property.

10.1. Tenant shall be solely responsible for the payment of any and all taxes levied upon (a) personal property and trade fixtures located at the Premises and (b) any gross or net receipts of or sales by Tenant, and shall pay the same at least twenty (20) days prior to delinquency.

10.2. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Building, the Property or the Project is increased by inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon any such increase in the assessed value of the Building, the Property or the Project, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord.

10.3. If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord’s building standards (the “Building Standard”) in other spaces in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building, the Property or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 10.2. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants at the Project shall not be included in Operating Expenses. If the records of the applicable governmental assessor’s office are available and sufficiently detailed to serve as a basis for determining whether such Tenant improvements or alterations are assessed at a higher valuation than the Building Standard, then such records shall be binding on both Landlord and Tenant.

11. Security Deposit.

11.1. Tenant shall deposit with Landlord on or before the Execution Date the sum set forth in Section 2.6 (the “Security Deposit”), which sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the period commencing on the Execution Date and ending upon the expiration or termination of Tenant’s obligations under this Lease. If Tenant Defaults (as defined below) with respect to any provision of this Lease, including any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then Tenant shall, within ten (10) days following demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a material breach of this Lease. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

11.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

11.3. Landlord may deliver to any purchaser of Landlord’s interest in the Premises the funds deposited hereunder by Tenant, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transfers.

11.4. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, then the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days after the expiration or earlier termination of this Lease.

11.5. If the Security Deposit shall be in cash, Landlord shall hold the Security Deposit in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the Security Deposit, but may intermingle it with other funds of Landlord. Landlord shall be entitled to all interest and/or dividends, if any, accruing on the Security Deposit. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit.

11.6. The Security Deposit may be in the form of cash, a letter of credit or any other security instrument acceptable to Landlord in its sole discretion. Tenant may at any time, except when Tenant is in Default (as defined below), deliver a letter of credit (the “L/C Security”) as the entire Security Deposit, as follows:

(a) If Tenant elects to deliver L/C Security, then Tenant shall provide Landlord, and maintain in full force and effect throughout the Term and until the date that is four (4) months after the then-current Term Expiration Date, a letter of credit in the form of Exhibit E, or such other form that Landlord may approve in its sole discretion, issued by an issuer reasonably satisfactory to Landlord, in the amount of the Security Deposit, with an initial term of at least one year. Landlord may require the L/C Security to be re-issued by a different issuer at any time during the Term if Landlord reasonably believes that the issuing bank of the L/C Security is or may soon become insolvent; provided, however, Landlord shall return the existing L/C Security to the existing issuer immediately upon receipt of the substitute L/C Security. If any issuer of the L/C Security shall become insolvent or placed into FDIC receivership, then Tenant shall immediately deliver to Landlord (without the requirement of notice from Landlord) substitute L/C Security issued by an issuer reasonably satisfactory to Landlord, and otherwise conforming to the requirements set forth in this Article. As used herein with respect to the issuer of the L/C Security, “insolvent” shall mean the determination of insolvency as made by such issuer’s primary bank regulator (i.e., the state bank supervisor for state chartered banks; the OCC or OTS, respectively, for federally chartered banks or thrifts; or the Federal Reserve for its member banks). If, at the Term Expiration Date, any Rent remains uncalculated or unpaid, then (i) Landlord shall with reasonable diligence complete any necessary calculations, (ii) Tenant shall extend the expiry date of such L/C Security from time to time as Landlord reasonably requires and (iii) in such extended period, Landlord shall not unreasonably refuse to consent to an appropriate reduction of the L/C Security. Tenant shall reimburse Landlord’s legal costs (as estimated by Landlord’s counsel) in handling Landlord’s acceptance of L/C Security or its replacement or extension.

(b) If Tenant delivers to Landlord satisfactory L/C Security in place of the entire Security Deposit, Landlord shall remit to Tenant any cash Security Deposit Landlord previously held.

(c) Landlord may draw upon the L/C Security, and hold and apply the proceeds in the same manner and for the same purposes as the Security Deposit, if (i) an uncured Default (as defined below) exists, (ii) as of the date that is forty-five (45) days before any L/C Security expires (even if such scheduled expiry date is after the Term Expiration Date) Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the earlier of (1) four (4) months after the then-current Term Expiration Date or (2) the date that is one year after the then-current expiry date of the L/C Security, (iii) the L/C Security provides for automatic renewals, Landlord asks the issuer to confirm the current L/C Security expiry date, and the issuer fails to do so within ten (10) business days, (iv) Tenant fails to pay (when and as Landlord reasonably requires) any bank charges for Landlord’s transfer of the L/C Security or (v) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security (and fails to permit drawing upon the L/C Security by overnight courier or facsimile). This Section does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances.

(d) Tenant shall not seek to enjoin, prevent, or otherwise interfere with Landlord’s draw under L/C Security, even if it violates this Lease. Tenant acknowledges that the only effect of a wrongful draw would be to substitute a cash Security Deposit for L/C Security, causing Tenant no legally recognizable damage. Landlord shall hold the proceeds of any draw in the same manner and for the same purposes as a cash Security Deposit. In the event of a wrongful draw, (a) the parties shall cooperate to allow Tenant to post replacement L/C Security simultaneously with the return to Tenant of the wrongfully drawn sums, (b) Landlord shall upon request confirm in writing to the issuer of the L/C Security that Landlord’s draw was erroneous, and (c) if Tenant receives a final determination from a court of competent jurisdiction that is not subject to appeal that Landlord has made a “wrongful” draw, (i) Landlord shall pay Tenant interest upon the amount of such wrongful draw at the rate of twelve percent (12%) and (ii) Tenant shall be entitled to recover its reasonable attorney’s fees in accordance with Section 40.7. For purposes of the immediately foregoing sentence, the term “wrongful” shall mean that Landlord had no reasonable basis to believe that it had the right to make the draw.

(e) If Landlord transfers its interest in the Premises, then Tenant shall at Tenant’s expense, within five (5) business days after receiving a request from Landlord, deliver (and, if the issuer requires, Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security Deposit changes while L/C Security is in force, then Tenant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security.

12. Use.

12.1. Tenant shall use the Premises for the Permitted Use, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

12.2. Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy issued for the Building or the Project, and shall, upon five (5) days’ written notice from Landlord, discontinue any use of the Premises that is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above, or that in Landlord’s reasonable opinion violates any of the above. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof, and shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee, ground lessor or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) of any kind or nature that arise before, during or after the Term as a result of Tenant’s breach of this Section.

12.3. Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project, and shall comply with all rules, orders, regulations and requirements of the insurers of the Building and the Project, and Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article.

12.4. Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress.

12.5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof without Landlord’s prior written consent. Tenant shall, upon termination of this Lease, return to Landlord all keys to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. Tenant shall be permitted to install its own security system in the Premises which is compatible with the key card access system for the Building and may include, within the Premises, video, motion and other sensors, provided, however no portion of it shall be visible outside the Premises without Landlord’s approval. Tenant shall have the right to install and use a WiFi system in its Premises provided the same does not interfere with other tenants in the Project.

12.6. No awnings or other projections shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills or items attached to windows that are visible from outside the Premises. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent.

12.7. No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant on any part of the Premises or the Building without Landlord’s prior written consent Signage shall conform to Landlord’s design criteria. For any Signage, Tenant shall, at Tenant’s own cost and expense, (a) acquire all permits for such Signage in compliance with Applicable Laws and (b) design, fabricate, install and maintain such Signage in a first-class condition. Tenant shall be responsible for reimbursing Landlord for costs incurred by Landlord in removing any of Tenant’s Signage upon the expiration or earlier termination of the Lease. Interior signs on entry doors to the Premises shall be inscribed, painted or affixed by Tenant at Tenant’s sole cost and expense, and shall be of a size, color and type and be located in a place acceptable to Landlord. An interior sign on the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at Landlord’s sole cost and expense; provided, however, that Tenant shall be responsible for all costs and expenses incurred by Landlord for any changes to Tenant’s listing in such directory tablet requested by Tenant from and after the Term Commencement Date (excluding any changes on account of improvements to the directory tablet initiated by Landlord). The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors other than Landlord’s standard lettering. At Landlord’s option, Landlord may install any Tenant Signage, and Tenant shall pay all costs associated with such installation within thirty (30) days after demand therefor.

12.8. Tenant may only place equipment within the Premises with floor loading consistent with the Building’s structural design unless Tenant obtains Landlord’s prior written approval. Tenant may place such equipment only in a location designed to carry the weight of such equipment.

12.9. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Area or other offices in the Project.

12.10. Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, (b) use or allow the Premises to be used for immoral, unlawful or objectionable purposes, (c) cause, maintain or permit any nuisance or waste in, on or about the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner adversely affect other tenants’ quiet use and enjoyment of their space or adversely impact their ability to conduct business in a professional and suitable work environment. Notwithstanding anything in this Lease to the contrary, Tenant may not install any security systems (including cameras) outside the Premises or that record sounds or images outside the Premises without Landlord’s prior written consent, which Landlord may withhold in its sole and absolute discretion.

12.11. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Premises with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq., and any state and local accessibility laws, codes, ordinances and rules (collectively, and together with regulations promulgated pursuant thereto, the “ADA”) (except to the extent that any such non-compliance of the Premises with the ADA (as in effect and interpreted as of the Term Commencement Date) existed as of the Term Commencement Date, and Tenant shall indemnify, compensate, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against Claims arising out of any such failure of the Premises to comply with the Tenant’s obligations with respect to the ADA under this Section. This Section (as well as any other provisions of this Lease dealing with indemnification of the Landlord Indemnitees by Tenant) shall be deemed to be modified in each case by the insertion in the appropriate place of the following: “except as otherwise provided in Mass. G.L. Ter. Ed., C. 186, Section 15.” The provisions of this Section shall survive the expiration or earlier termination of this Lease.

12.12. Tenant shall maintain temperature and humidity in the Premises in accordance with ASHRAE standards at all times (subject to Landlord’s compliance with its obligations with respect to base Building HVAC systems under this Lease).

12.13. Tenant shall establish and maintain a chemical safety program administered by a licensed, qualified individual in accordance with the requirements of the Massachusetts Water Resources Authority (“MWRA”) and any other applicable Governmental Authority. Tenant shall be solely responsible for all costs incurred in connection with such chemical safety program, and Tenant shall provide Landlord with such documentation as Landlord may reasonably require evidencing Tenant’s compliance with the requirements of (a) the MWRA and any other applicable Governmental Authority with respect to such chemical safety program and (b) this Section. Notwithstanding the foregoing, Landlord shall obtain, at Landlord’s cost, and Landlord shall maintain during the Term, (m) any permit required by the MWRA (“MWRA Permit”) and (n) a wastewater treatment operator license from the Commonwealth of Massachusetts with respect to Tenant’s use of the Acid Neutralization Tank (as defined below) in the Building. Tenant shall not introduce anything into the Acid Neutralization Tank (x) in violation of the terms of the MWRA Permit, (y) in violation of Applicable Laws or (z) that would interfere with the proper functioning of the Acid Neutralization Tank. Tenant shall reimburse Landlord within ten (10) business days after demand for any costs incurred by Landlord pursuant to the immediately foregoing sentence. Tenant agrees to reasonably cooperate with Landlord in order to obtain the MWRA Permit and the wastewater treatment operator license.

13. Rules and Regulations, CC&Rs, Parking Facilities and Common Area.

13.1. Tenant shall have the non-exclusive right, in common with others, to use the Common Area in conjunction with Tenant’s use of the Premises for the Permitted Use, and such use of the Common Area and Tenant’s use of the Premises shall be subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit F, together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its sole and absolute discretion (the “Rules and Regulations”). Tenant shall and shall ensure that its contractors, subcontractors, employees, subtenants and invitees faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations.

13.2. This Lease is subject to any recorded covenants, conditions or restrictions on the Project or Property, including the Parking and Transportation Demand Management Plan for the Project that was approved on July 2, 1999, and amended December 14, 2001, and that is attached hereto as Exhibit G with all applicable transfers thereof (the “PTDM”), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “CC&Rs”). Tenant shall, at its sole cost and expense, comply with the CC&Rs. Tenant acknowledges that Tenant, at its sole cost and expense, shall comply with the tenant requirements in the PTDM, including the requirements set forth in the “Alternative Work Programs,” “Public Transportation Incentives,” “Ridesharing Programs” and “Provisions of Bicycle and Pedestrian Amenities” sections thereof. Tenant, at its sole cost and expense, shall also comply with the reporting requirements set forth in the PTDM at Landlord’s request. Any costs incurred by Landlord in connection with the PTDM shall constitute an Operating Expense.

13.3. Tenant agrees to cooperate with Landlord in connection with “Developer’s” performance of the obligations of the “Developer” under the Development Controls and Community Outreach Program for Cambridge Place effective as of July 27, 1998, executed by The Bulfinch Companies, Inc., CCC I Realty Trust, 205 Broadway Realty Trust, Neighbors for a Better Community, Inc., and the McKinnon Company, Inc. (as it may be amended, modified, amended and restated, otherwise supplemented, or superseded from time to time, the “Community Agreement”). Landlord encourages Tenant to participate in programs of civic and charitable giving and the provision of in-kind services and facilities that will extend the benefits of the Project to neighborhood residents, including, by way of example, the charitable and civic connections identified in Section 2.5 of the Community Agreement.

13.4. The Charles River Transportation Management Association (of which Landlord or an affiliate of Landlord is currently a member) provides certain programs to help improve transportation in the Cambridge area. Their website is www.charlesrivertma.org.

13.5. Tenant shall have a non-exclusive, irrevocable license to use 32 parking spaces (“Tenant’s Parking Spaces”) in the parking facilities serving the Hampshire Project in common on an unreserved basis with other tenants of the Hampshire Project during the Term at a cost of Two Hundred Eighty Five Dollars ($285) per parking space per month (subject to market rate adjustments by Landlord from time to time throughout the Term), which Tenant shall pay simultaneously with payments of Rent as Additional Rent commencing on the Term Commencement Date. Notwithstanding the foregoing, during the period from the Term Commencement Date to the first (1st) anniversary of the Term Commencement Date, Tenant shall only pay for, and shall only have the right to use, 24 of Tenant’s Parking Spaces; provided, however, that Tenant shall have the one-time right, which may be exercised by Tenant at any time during the period from the Term Commencement Date to the first (1st) anniversary of the Term Commencement Date, to notify Landlord in writing that it elects to use (and shall be required to pay for) the remaining 8 of Tenant’s Parking Spaces (the “Remaining Spaces”). If Tenant does not elect to use the Remaining Spaces prior to the first (1st) anniversary of the Term Commencement Date, or Tenant surrenders all or any portion of Tenant’s Parking Spaces through written notice to Landlord after the first (1st) anniversary of the Term Commencement Date, (a) Tenant shall be relieved of its obligation to pay for the surrendered spaces beginning on the first day of the month that is more than thirty (30) days from the delivery of said notice and (b) Tenant’s ability to license the Remaining Spaces or any surrendered spaces in the future shall be subject to their availability, which availability will not be guaranteed by Landlord from and after any such surrender.

13.6. Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant’s use thereof. Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants of the Building or the Project. Nothing in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking.

13.7. Subject to the terms of this Lease including the Rules and Regulations and the rights of other tenants of the Building, Tenant shall have the non-exclusive right on an unreserved basis to access the freight loading dock and freight elevator twenty-four (24) hours per day, seven (7) days per week, at no additional cost.

14. Project Control by Landlord.

14.1. Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes Landlord’s right to subdivide the Project or the Hampshire Project; convert the Building and other buildings within the Hampshire Project to condominium units; change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties; maintain or establish ownership of the Building separate from fee title to the Property; make additions to or reconstruct portions of the Building and the Project; install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building or the Project pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building or elsewhere at the Project; and alter or relocate any other Common Area or facility, including private drives, lobbies, entrances and landscaping; provided, however, that such rights shall be exercised in a way that does not materially adversely affect Tenant’s beneficial use and occupancy of the Premises, including the Permitted Use and Tenant’s access to the Premises. Tenant acknowledges that Landlord specifically reserves the right to allow the exclusive use of corridors and restroom facilities located on specific floors to one or more tenants occupying such floors; provided, however, that Tenant shall not be deprived of the use of the corridors reasonably required to serve the Premises or of restroom facilities serving the floor upon which the Premises are located.

14.2. Possession of areas of the Premises necessary for utilities, services, safety and operation of the Building is reserved to Landlord.

14.3. Tenant shall, at Landlord’s request, promptly execute such further documents as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises as provided for in this Lease.

14.4. Landlord may, at any and all reasonable times during non-business hours (or during business hours, if (a) with respect to Subsections 14.4(u) through 14.4(y), Tenant so requests, and (b) with respect to Subsection 14.4(z), if Landlord so requests), and upon twenty-four (24) hours’ prior notice (which may be oral or by email to the office manager or other Tenant-designated individual at the Premises; but provided that no time restrictions shall apply or advance notice be required if an emergency necessitates immediate entry), enter the Premises to (u) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (v) supply any service Landlord is required to provide hereunder, (w) alter, improve or repair any portion of the Building other than the Premises for which access to the Premises is reasonably necessary, (x) post notices of nonresponsibility, (y) access the telephone equipment, electrical substation and fire risers and (z) show the Premises to prospective tenants during the final year of the Term and current and prospective purchasers and lenders at any time. Notwithstanding the foregoing, Tenant shall have the right to have a representative of Tenant accompany Landlord at such times. With respect to that portion of the Lab Zone of the Premises that is a Biosafety Level 2 Enhanced laboratory (the “Secure Area”), which Tenant shall clearly identify with appropriate signage in the Premises, Tenant’s representative shall be present during any time that Landlord accesses the Secure Area (except in the event of an emergency during which time Landlord may access the Secure Area without Tenant’s representative being present) and Landlord shall endeavor to comply with Tenant’s reasonable security and safety requirements that are provided to Landlord in writing in advance. In connection with any such alteration, improvement or repair as described in Subsection 14.4(w), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section; provided, however, that all such activities shall be conducted in such a manner so as to cause as little interference to Tenant as is reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises, and any such entry to the Premises shall not constitute a forcible or unlawful entry to the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

15. Quiet Enjoyment. Landlord covenants that Tenant, upon paying the Rent and performing its obligations contained in this Lease, may peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Applicable Laws and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other quiet enjoyment covenant, either express or implied.

16. Utilities and Services.

16.1. Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon. Utilities for the HVAC system that supports the Lab Zone shall be billed to Tenant on a proportionate basis. If any utility is not separately metered or submetered to Tenant, Tenant shall pay Tenant’s Adjusted Share of Operating Expenses or Laboratory Support Expenses, as the case may be, of all charges of such utility jointly metered with other premises as Additional Rent or, in the alternative, Landlord may, at its option, monitor the usage of such utilities by Tenant and charge Tenant with the cost of purchasing, installing and monitoring such metering equipment, which cost shall be paid by Tenant as Additional Rent. Landlord may base its bills for utilities on reasonable estimates; provided that Landlord adjusts such billings to reflect the actual cost of providing utilities to the Premises no less than quarterly. To the extent that Tenant uses more than Tenant’s Pro Rata Share of Laboratory Building of any utilities attributable to Base Building Laboratory Support Systems or otherwise, then Tenant shall pay Landlord for Tenant’s Adjusted Share of such utilities to reflect such excess. In the event that the Building or Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate utility usage that varies depending on the occupancy of the Building or Project (as applicable) to equal Landlord’s reasonable estimate of what such utility usage would have been had the Building or Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of the cost of such utilities. In the event that the Laboratory Building is less than fully occupied during any portion of the Term, Tenant acknowledges that during such time, Landlord shall charge Tenant for the Laboratory Support Expenses (other than those utilities that are metered and submetered) based on Tenant’s pro rata share of the occupied Laboratory Building (“Occupied Lab Share”), rather than Tenant’s Pro Rata Share of Laboratory Building, as determined by Landlord based on the ratio of the Rentable Area of the Premises to the total Rentable Area of the Laboratory Building for which there are leases (including without limitation, this Lease) with terms that have commenced, expressed as a percentage of the Laboratory Support Expenses. Landlord shall have the right to recalculate the Occupied Lab Share from time to time as occupancy of the Laboratory Building changes. Except as expressly provided herein or approved by Landlord, Tenant shall only be entitled to use Tenant’s Pro Rata Share of Laboratory Building of Base Building Laboratory Support Systems, regardless of whether Tenant is paying its Occupied Lab Share or Pro Rata Share of Laboratory Building of the costs thereof.    Tenant shall not be liable for the cost of utilities supplied to the Premises attributable to the time period prior to the Term Commencement Date; provided, however, that, if Landlord shall permit Tenant possession of the Premises prior to the Term Commencement Date and Tenant uses the Premises for any purpose other than placement of personal property as set forth in Section 4.3, then Tenant shall be responsible for the cost of utilities supplied to the Premises from such earlier date of possession.

16.2. Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any utility or service, whether or not such failure is caused by accidents; breakage; casualties (to the extent not caused by the party claiming Force Majeure); Severe Weather Conditions (as defined below); physical natural disasters (but excluding weather conditions that are not Severe Weather Conditions); strikes, lockouts or other labor disturbances or labor disputes (other than labor disturbances and labor disputes resulting solely from the acts or omissions of the party claiming Force Majeure); acts of terrorism; riots or civil disturbances; wars or insurrections; shortages of materials (which shortages are not unique to the party claiming Force Majeure); government regulations, moratoria or other governmental actions, inactions or delays; failures by third parties to deliver gas, oil or another suitable fuel supply, or inability of the party claiming Force Majeure, by exercise of reasonable diligence, to obtain gas, oil or another suitable fuel; or other causes beyond the reasonable control of the party claiming that Force Majeure has occurred (collectively, “Force Majeure”); or, to the extent permitted by Applicable Laws, Landlord’s negligence. In the event of such failure, Tenant shall not be entitled to termination of this Lease or any abatement or reduction of Rent, nor shall Tenant be relieved from the operation of any covenant or agreement of this Lease. “Severe Weather Conditions” means weather conditions that are materially worse than those that reasonably would be anticipated for the Property at the applicable time based on historic meteorological records. Notwithstanding anything to the contrary in this Lease, if, for more than five (5) consecutive business days following written notice to Landlord and as a direct result of Landlord’s gross negligence or willful misconduct (and except to the extent that such failure is caused by any other factor, including any action or inaction of a Tenant Party (as defined below)), the provision of HVAC or other utilities to all or a material portion of the Premises that Landlord must provide pursuant to this Lease is interrupted (a “Material Services Failure”), then Tenant’s Base Rent and Operating Expenses (or, to the extent that less than all of the Premises are affected, a proportionate amount (based on the Rentable Area of the Premises that is rendered unusable) of Base Rent and Operating Expenses) shall thereafter be abated until the Premises are again usable by Tenant for the Permitted Use; provided, however, that, if Landlord is diligently pursuing the restoration of such HVAC and other utilities and Landlord provides substitute HVAC and other utilities reasonably suitable for Tenant’s continued use and occupancy of the Premises for the Permitted Use (e.g., supplying potable water or portable air conditioning equipment), then neither Base Rent nor Operating Expenses shall be abated. During any Material Services Failure, Tenant will cooperate with Landlord to arrange for the provision of any interrupted utility services on an interim basis via temporary measures until final corrective measures can be accomplished, and Tenant will permit Landlord the necessary access to the Premises to remedy such Material Service Failure. In the event of any interruption of HVAC or other utilities that Landlord must provide pursuant to this Lease, regardless of the cause, Landlord shall diligently pursue the restoration of such HVAC and other utilities. Notwithstanding anything in this Lease to the contrary, but subject to Article 24 (which shall govern in the event of a casualty), the provisions of this Section shall be Tenant’s sole recourse and remedy in the event of an interruption of HVAC or other utilities to the Premises, including related to Section 16.8.

16.3. Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises during or, if Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term, beyond those utilities provided by Landlord, including telephone, internet service, cable television and other telecommunications, together with any fees, surcharges and taxes thereon. Upon Landlord’s demand, utilities and services provided to the Premises that are separately metered shall be paid by Tenant directly to the supplier of such utilities or services.

16.4. Tenant shall not, without Landlord’s prior written consent, use any device in the Premises (including data processing machines) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water required or consumed in the Premises based upon Tenant’s Pro Rata Share of the Building or the Laboratory Building (as applicable) beyond the existing capacity of the Building or the Base Building Laboratory Support Systems usually furnished or supplied for the Permitted Use or (b) exceed Tenant’s Pro Rata Share of the Building’s or Tenant’s Pro Rata Share of the Laboratory Building’s (as applicable) capacity to provide such utilities or services.

16.5. If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building or the Project by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the cost of providing such excess utilities and services.

16.6. Landlord shall provide water in the Common Area for lavatory and landscaping purposes only, which water shall be from the local municipal or similar source; provided, however, that if Landlord determines that Tenant requires, uses or consumes water provided to the Common Area for any purpose other than ordinary lavatory purposes, Landlord may install a water meter (“Tenant Water Meter”) and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the costs of any Tenant Water Meter and the installation and maintenance thereof during the Term. If Landlord installs a Tenant Water Meter, Tenant shall pay for water consumed, as shown on such meter, as and when bills are rendered. If Tenant fails to timely make such payments, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes stated in this Section shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such.

16.7. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and utility systems, when Landlord deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or utility service when prevented from doing so by Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence. Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence.

16.8. Landlord will install a back-up generator at the Project and connect the Generator to the Premises’ emergency electrical panel (the “Generator”). Tenant shall be entitled to use up to its Pro Rata Share of Laboratory Building of power from the Generator (after deducting any power from the Generator required for the Common Area) on a non-exclusive basis with other tenants in the Building. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of Laboratory Building (or Tenant’s Occupied Lab Share, if applicable) of all costs, charges and expenses incurred by Landlord from time to time in connection with or arising out of the operation, use, maintenance, repair or refurbishment of the Generator (collectively, “Generator Costs”). Landlord expressly disclaims any warranties with regard to the Generator or the installation thereof, including any warranty of merchantability or fitness for a particular purpose. Landlord shall maintain the Generator and any equipment connecting the Generator to Tenant’s automatic transfer switch in good working condition as set forth above; provided, however, that Tenant shall be solely responsible (and Landlord shall not be liable) for maintaining and operating Tenant’s automatic transfer switch and the distribution of power from Tenant’s automatic transfer switch throughout the Premises; and provided, further, that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is an obligation of Landlord unless such failure shall persist for an unreasonable time after Tenant provides Landlord with written notice of the need for such repairs or maintenance. The provisions of Section 16.2 of this Lease shall apply to the Generator.

16.9. Subject to Section 18.1, Landlord shall furnish HVAC to the Lab Zone as reasonably required (except as this Lease otherwise provides or as to any special requirements that arise from Tenant’s particular use of the Premises) for reasonably comfortable occupancy of the Lab Zone twenty-four (24) hours a day, every day during the Term, subject to casualty, eminent domain or as otherwise specified in this Article. Subject to Section 18.1, Landlord shall furnish HVAC to the Office Zone for reasonably comfortable occupancy of the Office Zone twenty-four (24) hours a day, every day during the Term, subject to casualty, eminent domain or as otherwise specified in this Article; provided that Tenant complies with the next sentence. If Tenant will require HVAC to the Office Zone outside normal business hours of business days (as reasonably designated by Landlord, and which shall initially be 8 a.m. to 6 p.m., Mondays through Fridays) in the Office Zone (“Overtime HVAC”), then Landlord shall be obligated to provide Overtime HVAC only if Tenant requests it by 4 p.m. on the immediately preceding business day, and Tenant must pay for a minimum of 3 hours. Tenant shall pay Landlord, as Additional Rent, $100 per hour for Overtime HVAC for the Premises (which charge may be adjusted by Landlord from time to time), as well as for HVAC provided during Tenant’s business hours. To the extent that Tenant requires HVAC services in excess of those provided by connection to the Building HVAC systems (that serve either the Lab Zone or Office Zone or both), Tenant shall install and maintain, at its sole cost (and Landlord shall not be liable for) supplemental HVAC systems in accordance with the provisions of this Lease. Notwithstanding anything to the contrary in this Section, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services; provided that Landlord diligently endeavors to cure any such interruption or impairment.

16.10. For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord (a) any invoices or statements for such utilities within thirty (30) days after Tenant’s receipt thereof, (b) within thirty (30) days after Landlord’s request, any other utility usage information reasonably requested by Landlord which is in Tenant’s possession, and (c) within thirty (30) days after each calendar year during the Term, authorization to allow Landlord to access Tenant’s usage information necessary for Landlord to complete an ENERGY STAR® Statement of Performance (or similar comprehensive utility usage report (e.g., related to Labs 21), if requested by Landlord) and any other information reasonably requested by Landlord for the immediately preceding year; and Tenant shall comply with any other energy usage or consumption requirements required by Applicable Laws. Tenant shall retain records of utility usage at the Premises, including invoices and statements from the utility provider, for at least sixty (60) months, or such other period of time as may be requested by Landlord. Tenant acknowledges that any utility information for the Premises, the Building and the Project may be shared with third parties, including Landlord’s consultants and Governmental Authorities. In the event that Tenant fails to comply with this Section, Tenant hereby authorizes Landlord to collect utility usage information directly from the applicable utility providers, and Tenant shall pay Landlord a fee of                              to collect such utility usage information. In addition to the foregoing, Tenant shall comply with all Applicable Laws related to the disclosure and tracking of energy consumption at the Premises. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

16.11. As part of Landlord’s Work, the Building will be serviced by a common laboratory waste sanitary sewer connection from the pH neutralization room in garage level P3 to the municipal sewer line in the street adjacent to the Building. Landlord will install, as part of Landlord’s Work, a separate acid neutralization tank (the “Acid Neutralization Tank”) that will be connected to the Premises, as well as to other premises in the Laboratory Building. Tenant shall have a non-exclusive right to use its Pro Rata Share of Laboratory Building of the Acid Neutralization Tank in accordance with Applicable Laws in common with other tenants of the Laboratory Building. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of Laboratory Building (or Tenant’s Occupied Lab Share, if applicable) of all costs, charges and expenses incurred by Landlord from time to time in connection with or arising out of the operation, use, maintenance, repair or refurbishment of the Acid Neutralization Tank, including all clean-up costs relating to the Acid Neutralization Tank (collectively, “Tank Costs”). Notwithstanding the foregoing, in the event the Acid Neutralization Tank is damaged or repairs to the Acid Neutralization Tank are required as a result of the improper use of the Acid Neutralization Tank by Tenant, Tenant shall be responsible for one hundred percent (100%) of the cost of any repairs or replacement required as a result of such improper use by Tenant, regardless of whether the Acid Neutralization Tank is then being used by other tenant(s) or occupant(s) of the Building. Similarly, if the Acid Neutralization Tank is damaged, or if repairs to the Acid Neutralization Tank are required as a result of the improper use of the Acid Neutralization Tank by other tenant(s) or occupant(s) of the Building, then Tenant shall have no responsibility for the cost of any repairs or replacements required as a result of such improper use by such other tenant(s) or occupant(s). Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims, including (a) diminution in value of the Project or any portion thereof, (b) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (c) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (d) sums paid in settlement of Claims that arise during or after the Term as a result of Tenant’s improper use of the Acid Neutralization Tank. This indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remediation, removal or restoration required by any Governmental Authority caused by Tenant’s improper use of the Acid Neutralization Tank.

17. Alterations.

17.1. Tenant shall make no alterations, additions or improvements in or to the Premises or engage in any construction, demolition, reconstruction, renovation or other work (whether major or minor) of any kind in, at or serving the Premises (“Alterations”) without Landlord’s prior written approval, which approval Landlord shall not unreasonably withhold; provided, however, that, in the event any proposed Alteration affects (a) any structural portions of the Building, including exterior walls, the roof, the foundation or slab, foundation or slab systems (including barriers and subslab systems) or the core of the Building, (b) the exterior of the Building or (c) any Building systems, including elevator, plumbing, HVAC, electrical, security, life safety, power, and the Base Building Laboratory Support Systems, then Landlord may withhold its approval in its sole and absolute discretion. Tenant shall, in making any Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall be in Landlord’s sole and absolute discretion. In seeking Landlord’s approval, Tenant shall provide Landlord, at least thirty (30) days in advance of any proposed construction, with plans, specifications, bid proposals, certified stamped engineering drawings and calculations by Tenant’s engineer of record or architect of record (including connections to the Building’s structural system, modifications to the Building’s envelope, non-structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request. In no event shall Tenant use or Landlord be required to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony or may not have sufficient experience, in Landlord’s reasonable opinion, to perform work in an occupied Class “A” laboratory research building and in tenant-occupied lab areas. Notwithstanding the foregoing, Tenant may make strictly cosmetic changes to the Premises that do not require any permits or more than three (3) total contractors and subcontractors (“Cosmetic Alterations”) without Landlord’s consent; provided that (y) the cost of any Cosmetic Alterations does not exceed Fifty Thousand Dollars ($50,000) in any one instance or One Hundred Fifty Thousand Dollars ($150,000) annually, (z) such Cosmetic Alterations do not (i) require any structural or other substantial modifications to the Premises, (ii) require any changes to or adversely affect the Building systems, (iii) affect the exterior of the Building or (iv) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the Premises, the Building or the Project. Tenant shall give Landlord at least ten (10) days’ prior written notice of any Cosmetic Alterations.

17.2. Tenant shall not construct or permit to be constructed partitions or other obstructions that might interfere with free access to mechanical installation or service facilities of the Building or with other tenants’ components located within the Building, or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities.

17.3. Tenant shall accomplish any work performed on the Premises or the Building in such a manner as to permit any life safety systems to remain fully operable at all times.

17.4. Any work performed on the Premises, the Building or the Project by Tenant or Tenant’s contractors shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations, Tenant shall provide Landlord with complete “as built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises, as well as a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems. Any such “as built” plans shall show the applicable Alterations as an overlay on the Building as-built plans; provided that Landlord provides the Building “as built” plans to Tenant.

17.5. Before commencing any Alterations, Tenant shall (a) give Landlord at least thirty (30) days’ prior written notice of the proposed commencement of such work and the names and addresses of the persons supply labor or materials therefor so that Landlord may enter the Premises to post and keep posted thereon and therein notices or to take any further action that Landlord may reasonably deem proper for the protection of Landlord’s interest in the Project and (b) shall, if required by Landlord, secure, at Tenant’s own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for such work.

17.6. Tenant shall repair any damage to the Premises caused by Tenant’s removal of any property from the Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if such space were otherwise occupied by Tenant. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

17.7. The Premises plus any Alterations; Signage; Tenant Improvements; attached equipment, decorations, fixtures and trade fixtures; movable laboratory casework and related appliances; and other additions and improvements attached to or built into the Premises made by either of the parties (including all floor and wall coverings; paneling; sinks and related plumbing fixtures; laboratory benches; exterior venting fume hoods; walk-in freezers and refrigerators; ductwork; conduits; electrical panels and circuits; attached machinery and equipment; and built-in furniture and cabinets, in each case, together with all additions and accessories thereto), shall (unless, prior to such construction or installation, Landlord elects otherwise in writing) at all times remain the property of Landlord, shall remain in the Premises and shall (unless, prior to construction or installation thereof, Landlord elects otherwise in writing) be surrendered to Landlord upon the expiration or earlier termination of this Lease. For the avoidance of doubt, the items listed on Exhibit H attached hereto (which Exhibit H may be updated by Tenant from and after the Term Commencement Date, subject to Landlord’s written consent) constitute Tenant’s property and shall be removed by Tenant upon the expiration or earlier termination of the Lease.

17.8. Notwithstanding any other provision of this Article to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

17.9. If Tenant shall fail to remove any of its property from the Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store such effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any expenses incident to the removal, storage and sale of such personal property.

17.10. Tenant shall pay to Landlord an amount equal to three percent (3%) of the cost to Tenant of all Alterations (to cover Landlord’s overhead and expenses for plan review, engineering review, coordination, scheduling and supervision thereof, except (A) Tenant shall not be required to pay such amount for Cosmetic Alterations and (B) with respect to Tenant’s initial sublease of a portion of the Premises (which such sublease is subject to the terms and conditions of Article 29 of this Lease), Tenant shall only be required to pay for Landlord’s third-party out-of- pocket costs for its review, coordination, scheduling and supervision of the demolition of the demising walls of the subleased premises, if and when such demolition occurs as part of future Alterations by Tenant. For purposes of payment of such sum, Tenant shall submit to Landlord copies of all bills, invoices and statements covering the costs of such charges, accompanied by payment to Landlord of the fee set forth in this Section. Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate clean-up.

17.11. Within sixty (60) days after final completion of any Alterations performed by Tenant with respect to the Premises, Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Alterations, together with supporting documentation reasonably acceptable to Landlord.

17.12. Tenant shall take, and shall cause its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Alterations, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage.

17.13. Tenant shall require its contractors and subcontractors performing work on the Premises to name Landlord and its affiliates and Lenders as additional insureds on their respective insurance policies.

18. Repairs and Maintenance.

18.1. Subject to the limitations set forth in Section 16.9, Landlord shall repair and maintain the structural and exterior portions and the Building Common Area, including roofing and covering materials; foundations (excluding any architectural slabs, but including any structural slabs); exterior walls; plumbing; fire sprinkler and life safety systems (if any); base Building HVAC systems up to the first damper or isolation valve that serves the Premises (for purposes of clarity, the portion of the HVAC system that includes such first damper or isolation valve and extends into and through the Premises, whether serving the Lab Zone or Office Zone, and any supplemental HVAC serving the Premises, shall not be part of the base Building HVAC and shall be Tenant’s obligation to maintain and repair pursuant to Section 18.2 below); the Acid Neutralization Tank and associated monitoring system; the Base Building Laboratory Support Systems; elevators; and base Building electrical systems. The Base Building Laboratory Support Systems include the following base Building systems: (i) vacuum and compressed air; (ii) purified water and (iii) laboratory waste water treatment, and shall include only the portion of such system that extends to the isolation valve for such system that serves the Premises; Tenant hereby agreeing that any such isolation valve and the portion of such system that extends from such isolation valve to and in the Premises (a “Premises Laboratory Support System”) is not a Base Building Laboratory Support System. To the extent that a Base Building Laboratory Support System does not include an isolation valve that serves the Premises, then only the portion of such system that is located outside of the Premises shall constitute a Base Building Laboratory Support System, and any portion of such system that is located inside the Premises shall be a Premises Laboratory Support System. Tenant shall repair and maintain each Premises Laboratory Support System in accordance with Section 18.2 of this Lease. Further, and with respect to the Base Building Laboratory Support System that is the purified water system for the Building, such system provides only water that has been treated by reverse osmosis, and Landlord makes no representations or warranties with respect to the purity or quality of such water and shall incur no liability whatsoever with respect to the purity, quality or any other condition of such water, and Tenant, at Tenant’s sole cost and expense, shall be solely responsible for the purity, quality and condition of the water from such purified water system that Tenant may elect to use in the Premises.

18.2. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises and every part thereof (including but not limited to each Premises Laboratory Support System, the portion of the HVAC system, whether serving the Lab Zone or Office Zone, that includes such first damper or isolation valve and extends into and through the Premises, any supplemental HVAC serving the Premises, any systems or equipment exclusively serving the Premises and any lightbulbs, lamps and ballasts in the Premises) in good condition and repair, damage thereto from ordinary wear and tear excepted, and shall, within ten (10) days after receipt of written notice from Landlord, provide to Landlord any maintenance records that Landlord reasonably requests, and to the extent Landlord determines that a third-party expert is necessary to review or evaluate any such records relating to systems serving Tenant’s Premises, Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket costs and expenses related thereto. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good a condition as when the Tenant Improvements are finally completed by Landlord, and with respect to Alterations, in substantially the same condition as existed on the date such Alterations are substantially completed by Tenant, ordinary wear and tear excepted; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all telephone and data systems, wiring and equipment from the Premises (with respect to wiring, only to the extent installed by a Tenant Party (as defined below)), and repair any damage to the Premises caused thereby. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, other than pursuant to the terms and provisions of the Work Letter.

18.3. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is Landlord’s obligation pursuant to this Lease unless such failure shall persist for an unreasonable time after Tenant provides Landlord with written notice of the need of such repairs or maintenance. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense.

18.4. If any excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as such person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant’s obligations under this Lease.

18.5. This Article relates to repairs and maintenance arising in the ordinary course of operation of the Building and the Project. In the event of a casualty described in Article 24, Article 24 shall apply in lieu of this Article. In the event of eminent domain, Article 25 shall apply in lieu of this Article.

18.6. Costs incurred by Landlord pursuant to this Article shall constitute Operating Expenses or Laboratory Support Expenses, as may be reasonably allocated by Landlord.

19. Liens.

19.1. Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work or services performed, materials furnished to or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s or materialman’s lien filed against the Premises, the Building or the Project for work or services claimed to have been done for, or materials claimed to have been furnished to, or obligations incurred by Tenant shall be discharged or bonded by Tenant within ten (10) days after the filing thereof, at Tenant’s sole cost and expense.

19.2. Should Tenant fail to discharge or bond against any lien of the nature described in Section 19.1, Landlord may, at Landlord’s election, pay such claim or post a statutory lien bond or otherwise provide security to eliminate the lien as a claim against title, and Tenant shall immediately reimburse Landlord for the costs thereof as Additional Rent. Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any Claims arising from any such liens, including any administrative, court or other legal proceedings related to such liens.

19.3. In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises, the Building or the Project be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after filing such financing statement, cause (a) a copy of the lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, the Building or the Project.

20. Estoppel Certificate. Tenant shall, within ten (10) days after receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit I, or on any other form reasonably requested by a current or proposed Lender or encumbrancer or proposed purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further information with respect to this Lease or the Premises as may be requested thereon. Any such statements may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Tenant’s failure to deliver any such statement within such the prescribed time shall, at Landlord’s option, constitute a Default (as defined below) under this Lease, and, in any event, shall be binding upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

21. Hazardous Materials.

21.1. Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, the Building or the Project in violation of Applicable Laws by Tenant or any of its employees, agents, contractors or invitees (collectively with Tenant, each a “Tenant Party”). If (a) Tenant breaches such obligation, (b) the presence of Hazardous Materials as a result of such a breach results in contamination of the Project, any portion thereof, or any adjacent property, (c) contamination of the Premises otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder or (d) contamination of the Project occurs as a result of Hazardous Materials that are placed on or under or are released into the Project by a Tenant Party, then Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims of any kind or nature, including (w) diminution in value of the Project or any portion thereof, (x) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (y) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (z) sums paid in settlement of Claims that arise before, during or after the Term as a result of such breach or contamination. This indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on, under or about the Project. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Project, any portion thereof or any adjacent property caused or permitted by any Tenant Party results in any contamination of the Project, any portion thereof or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Project, any portion thereof or any adjacent property to its respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Project, any portion thereof or any adjacent property. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation.

21.2. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental Applicable Laws in the form of a Tier II form pursuant to Section 312 of the Emergency Planning and Community Right-to-Know Act of 1986 (or any successor statute) or any other form reasonably requested by Landlord, (b) a list of any and all approvals or permits from Governmental Authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies of (i) notices of violations of Applicable Laws related to Hazardous Materials and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion) and closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on, under or about the Project for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord updated Hazardous Materials Documents, within fourteen (14) days after receipt of a written request therefor from Landlord, not more often than once per year, unless (m) there are any changes to the Hazardous Materials Documents or (n) Tenant initiates any Alterations or changes its business, in either case in a way that involves any material increase in the types or amounts of Hazardous Materials, in which case Tenant shall deliver updated Hazardous Materials documents (without Landlord having to request them) before or, if not practicable to do so before, as soon as reasonably practicable after the occurrence of the events in Subsection 21.2(m) or (n). For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any documents containing information of a proprietary nature, unless such documents contain a reference to Hazardous Materials or activities related to Hazardous Materials. Landlord may, at Landlord’s expense, cause the Hazardous Materials

Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with Applicable Laws. In the event that a review of the Hazardous Materials Documents indicates non-compliance with this Lease or Applicable Laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance. Notwithstanding anything in this Lease to the contrary or Landlord’s review into Tenant’s Hazardous Materials Documents or use or disposal of hazardous materials, however, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of Hazardous Materials, it being acknowledged by Tenant that Tenant is best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures.

21.3. Tenant represents and warrants to Landlord that is not nor has it been, in connection with the use, disposal or storage of Hazardous Materials, (a) subject to a material enforcement order issued by any Governmental Authority or (b) required to take any remedial action.

21.4. Upon at least two (2) business days prior written notice to Tenant (unless Landlord reasonably believes testing must be completed sooner), prior to the expiration of the Term, Landlord shall have the right to conduct appropriate tests of the Project or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or omissions of a Tenant Party. Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Project in violation of this Lease.

21.5. If underground or other storage tanks storing Hazardous Materials installed or utilized by Tenant are located on the Premises, or are hereafter placed on the Premises by Tenant (or by any other party, if such storage tanks are utilized by Tenant), then Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under the Applicable Laws. Tenant shall have no responsibility or liability for underground or other storage tanks installed by anyone other than Tenant unless Tenant utilizes such tanks, in which case Tenant’s responsibility for such tanks shall be as set forth in this Section.

21.6. Tenant shall promptly report to Landlord any actual or suspected presence of mold or water intrusion at the Premises.

21.7. Tenant’s obligations under this Article shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any such Hazardous Materials, Tenant shall be deemed a holdover tenant and subject to the provisions of Article 27.

21.8. As used herein, the term “Hazardous Material” means any toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous substance, material or waste that is or becomes regulated by Applicable Laws or any Governmental Authority.

21.9. Notwithstanding anything to the contrary in this Lease, Landlord shall have sole control over the equitable allocation of fire control areas (as defined in the Uniform Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Project for the storage of Hazardous Materials. Notwithstanding anything to the contrary in this Lease, the quantity of Hazardous Materials allowed by this Section is specific to Tenant and shall not run with the Lease in the event of a Transfer (as defined in Article 29). In the event of a Transfer, if the use of Hazardous Materials by such new tenant (“New Tenant”) is such that New Tenant utilizes fire control areas in the Project in excess of New Tenant’s Pro Rata Share of the Laboratory Building, then New Tenant shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials, or take such other action as is necessary to ensure that its share of the fire control areas of the Building is not greater than New Tenant’s Pro Rata Share of the Laboratory Building. Notwithstanding anything in this Lease to the contrary, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of fire control areas, it being acknowledged by Tenant that Tenant and other tenants are best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures.

22. Odors and Exhaust. Tenant acknowledges that Landlord would not enter into this Lease with Tenant unless Tenant assured Landlord that under no circumstances will any other occupants of the Building or the Project (including persons legally present in any outdoor areas of the Project) be subjected to odors or fumes (whether or not noxious), and that the Building and the Project will not be damaged by any exhaust, in each case from Tenant’s operations. Landlord and Tenant therefore agree as follows:

22.1. Tenant shall not cause or permit (or conduct any activities that would cause) any release of any odors or fumes of any kind from the Premises.

22.2. If the Building has a ventilation system that, in Landlord’s judgment, is adequate, suitable, and appropriate to vent the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Project, Tenant shall vent the Premises through such system. If Landlord at any time determines that any existing ventilation system is inadequate, or if no ventilation system exists, Tenant shall in compliance with Applicable Laws vent all fumes and odors from the Premises (and remove odors from Tenant’s exhaust stream) as Landlord requires. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Project (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of Applicable Laws.

22.3. Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s judgment be necessary or appropriate from time to time) to completely remove, eliminate and abate any odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s judgment, emanate from Tenant’s Premises. Any work Tenant performs under this Section shall constitute Alterations.

22.4. Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust shall continue throughout the Term. Landlord’s construction of the Tenant Improvements shall not preclude Landlord from requiring additional measures to eliminate odors, fumes and other adverse impacts of Tenant’s exhaust stream (as Landlord may designate in Landlord’s discretion). Tenant shall install additional equipment as Landlord requires from time to time under the preceding sentence. Such installations shall constitute Alterations.

22.5. If Tenant fails to install satisfactory odor control equipment within ten (10) business days after Landlord’s demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s determination, cause odors, fumes or exhaust. For example, if Landlord determines that Tenant’s production of a certain type of product causes odors, fumes or exhaust, and Tenant does not install satisfactory odor control equipment within ten (10) business days after Landlord’s request, then Landlord may require Tenant to stop producing such type of product in the Premises unless and until Tenant has installed odor control equipment satisfactory to Landlord.

23. Insurance; Waiver of Subrogation.

23.1. Landlord shall maintain insurance for the Building and the Project in amounts equal to full replacement cost (exclusive of the costs of excavation, foundations and footings, engineering costs or such other costs to the extent the same are not incurred in the event of a rebuild and without reference to depreciation taken by Landlord upon its books or tax returns) or such lesser coverage as Landlord may elect, provided that such coverage shall not be less than the amount of such insurance Landlord’s Lender, if any, requires Landlord to maintain, providing protection against any peril generally included within the classification “Fire and Extended Coverage,” together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof, shall further insure, if Landlord deems it appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, rental loss during the period of repairs or rebuilding, Workers’ Compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord, without regard to whether or not such are made a part of or are affixed to the Building.

23.2. In addition, Landlord shall carry Commercial General Liability insurance with limits of not less than One Million Dollars ($1,000,000) per occurrence/general aggregate for bodily injury (including death), or property damage with respect to the Project.

23.3. Tenant shall, at its own cost and expense, procure and maintain during the Term the following insurance for the benefit of Tenant and Landlord (as their interests may appear) with insurers financially acceptable and lawfully authorized to do business in the state where the Premises are located:

(a) Commercial General Liability insurance on a broad-based occurrence coverage form, with coverages including but not limited to bodily injury (including death), property damage (including loss of use resulting therefrom), premises/operations, personal & advertising injury, and contractual liability with limits of liability of not less than $2,000,000 for bodily injury and property damage per occurrence, $2,000,000 general aggregate, which limits may be met by use of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein.

(b) Commercial Automobile Liability insurance covering liability arising from the use or operation of any auto, including those owned, hired or otherwise operated or used by or on behalf of the Tenant. The coverage shall be on a broad-based occurrence form with combined single limits of not less than $1,000,000 per accident for bodily injury and property damage.

(c) Commercial Property insurance covering property damage to the full replacement cost value and business interruption. Covered property shall include all tenant improvements in the Premises (to the extent not insured by Landlord pursuant to Section 23.1) and Tenant’s Property including personal property, furniture, fixtures, machinery, equipment, stock, inventory and improvements and betterments, which may be owned by Tenant or Landlord and required to be insured hereunder, or which may be leased, rented, borrowed or in the care custody or control of Tenant, or Tenant’s agents, employees or subcontractors. Such insurance, with respect only to all Tenant Improvements, Alterations or other work performed on the Premises by Tenant (collectively, “Tenant Work”), shall name Landlord and Landlord’s current and future mortgagees as loss payees as their interests may appear. Such insurance shall be written on an “all risk” of physical loss or damage basis including the perils of fire, extended coverage, electrical injury, mechanical breakdown, windstorm, vandalism, malicious mischief, sprinkler leakage, back-up of sewers or drains, flood, terrorism and such other risks Landlord may from time to time designate, for the full replacement cost value of the covered items with an agreed amount endorsement with no co-insurance. Business interruption coverage shall have limits sufficient to cover Tenant’s lost profits and necessary continuing expenses, including rents due Landlord under the Lease. The minimum period of indemnity for business interruption coverage shall be twelve (12) months.

(d) Workers’ Compensation insurance as is required by statute or law, or as may be available on a voluntary basis and Employers’ Liability insurance with limits of not less than the following: each accident, Five Hundred Thousand Dollars ($500,000); disease ($500,000); disease (each employee), Five Hundred Thousand Dollars ($500,000).

(e) Pollution Legal Liability insurance is not currently required based on the Hazardous Materials Documents that Tenant delivered to Landlord as of the Execution Date. If the Hazardous Materials Documents change during the Term and Tenant continues to store, handle, generate or treat Hazardous Materials on or about the Premises or other circumstances change related to Tenant’s use of Hazardous Materials on or about the Premises, Landlord reserves the right, in Landlord’s sole discretion, to require Tenant to obtain Pollution Legal Liability insurance. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate and for a period of two (2) years thereafter.

(f) During all construction by Tenant at the Premises, with respect to tenant improvements being constructed (including any Alterations, insurance required in Exhibit B-1) must be in place.

23.4. The insurance required of Tenant by this Article shall be with companies at all times having a current rating of not less than A- and financial category rating of at least Class VII in “A.M. Best’s Insurance Guide” current edition. Tenant shall obtain for Landlord from the insurance companies/broker or cause the insurance companies/broker to furnish certificates of insurance evidencing all coverages required herein to Landlord. Landlord reserves the right to require complete, certified copies of all required insurance policies including any endorsements. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after twenty (20) days’ prior written notice to Landlord from Tenant or its insurers (except in the event of non-payment of premium, in which case ten (10) days’ written notice shall be given). All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s required policies shall contain severability of interests clauses stating that, except with respect to limits of insurance, coverage shall apply separately to each insured or additional insured. Tenant shall, prior to the expiration of such policies, furnish Landlord with renewal certificates of insurance or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure such insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent. Commercial General Liability, Commercial Automobile Liability, Umbrella Liability, and Pollution Legal Liability insurance as required above shall name Landlord, BioMed Realty, L.P., and BRE Edison Parent L.P., and their respective officers, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant.

23.5. In each instance where insurance is to name Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing such Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in the Building or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the real property upon which the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner and (c) any management company retained by Landlord to manage the Project.

23.6. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment and leasehold improvements, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption.

23.7. Tenant and its insurers hereby waive any and all rights of recovery or subrogation against the Landlord Parties with respect to any loss, damage, claims, suits or demands, howsoever caused, that are covered, or should have been covered, by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder. If necessary, Tenant agrees to endorse the required insurance policies to permit waivers of subrogation as required hereunder and hold harmless and indemnify the Landlord Parties for any loss or expense incurred as a result of a failure to obtain such waivers of subrogation from insurers. Tenant, upon obtaining the policies of insurance required or permitted under this Lease, shall give notice to its insurance carriers that the foregoing waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then Tenant shall notify Landlord of such conditions.

23.8. Landlord may require insurance policy limits required under this Lease to be raised to conform with requirements of Landlord’s Lender or to bring coverage limits to levels then being required of new tenants within the Project.

23.9. Any costs incurred by Landlord pursuant to this Article shall constitute a portion of Operating Expenses.

23.10. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

24. Damage or Destruction.

24.1. In the event of a partial destruction of (a) the Premises, (b) the Building, (c) the Common Area or (d) the Project ((a)-(d) collectively, the “Affected Areas”) by fire or other perils covered by extended coverage insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (x) the damage thereto is such that the Affected Areas may be repaired, reconstructed or restored within a period of six (6) months from the date of the happening of such casualty, (y) Landlord shall receive insurance proceeds sufficient to cover the cost of such repairs, reconstruction and restoration (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense) and (z) such casualty was not intentionally caused by a Tenant Party, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Affected Areas and this Lease shall continue in full force and effect.

24.2. In the event of any damage to or destruction of the Building or the Project other than as described in Section 24.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect. If Landlord elects not to repair, reconstruct and restore the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction. In the event of any damage or destruction (regardless of whether such damage is governed by Section 24.1 or this Section), if (a) in Landlord’s determination as set forth in the Damage Repair Estimate (as defined below), the Affected Areas cannot be repaired, reconstructed or restored within twelve (12) months after the date of the Damage Repair Estimate, (b) subject to Section 24.6, the Affected Areas are not actually repaired, reconstructed and restored within eighteen (18) months after the date of the Damage Repair Estimate, or (c) the damage and destruction occurs within the last twelve (12) months of the then-current Term, then Tenant shall have the right to terminate this Lease, effective as of the date of such damage or destruction, by delivering to Landlord its written notice of termination (a “Termination Notice”) (y) with respect to Subsections 24.2(a) and (c), no later than fifteen (15) days after Landlord delivers to Tenant Landlord’s Damage Repair Estimate and (z) with respect to Subsection 24.2(b), no later than fifteen (15) days after such twelve (12) month period (as the same may be extended pursuant to Section 24.6) expires. If Tenant provides Landlord with a Termination Notice pursuant to Subsection 24.2(z), Landlord shall have an additional thirty (30) days after receipt of such Termination Notice to complete the repair, reconstruction and restoration. If Landlord does not complete such repair, reconstruction and restoration within such thirty (30) day period, then Tenant may terminate this Lease by giving Landlord written notice within two (2) business days after the expiration of such thirty (30) day period. If Landlord does complete such repair, reconstruction and restoration within such thirty (30) day period, then this Lease shall continue in full force and effect.

24.3. As soon as reasonably practicable, but in any event within sixty (60) days following the date of damage or destruction, Landlord shall notify Tenant of Landlord’s good faith estimate of the period of time in which the repairs, reconstruction and restoration will be completed (the “Damage Repair Estimate”), which estimate shall be based upon the opinion of a contractor reasonably selected by Landlord and experienced in comparable repair, reconstruction and restoration of similar buildings. Additionally, Landlord shall give written notice to Tenant within sixty (60) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable.

24.4. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

24.5. In the event of repair, reconstruction and restoration as provided in this Article, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space during the period of repair, reconstruction and restoration that, in Tenant’s reasonable opinion, is suitable for the temporary conduct of Tenant’s business; provided, however, that the amount of such abatement shall be reduced by the amount of Rent that is received by Tenant as part of the business interruption or loss of rental income with respect to the Premises from the proceeds of business interruption or loss of rental income insurance.

24.6. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises after the occurrence of such damage or destruction by Force Majeure or delays caused by a Tenant Party, then the time for Landlord to commence or complete repairs, reconstruction and restoration shall be extended on a day-for-day basis; provided, however, that, at Landlord’s election, Landlord shall be relieved of its obligation to make such repairs, reconstruction and restoration.

24.7. If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repairs, reconstruction or restoration only with regard to (a) those portions of the Premises that were originally provided at Landlord’s expense and (b) the Common Area portion of the Affected Areas. The repairs, reconstruction or restoration of improvements not originally provided by Landlord or at Landlord’s expense shall be the obligation of Tenant. In the event Tenant has elected to upgrade certain improvements from the Building Standard, Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to upgrade such improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic repairs, reconstruction and restoration of the Premises, the Building and the Project.

24.8. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article occurs during the last twenty-four (24) months of the Term or any extension thereof, or to the extent that insurance proceeds are not available therefor.

24.9. Landlord’s obligation, should it elect or be obligated to repair, reconstruct or restore, shall be limited to the Affected Areas, and shall be conditioned upon Landlord receiving any permits or authorizations required by Applicable Laws. Tenant shall, at its expense, replace or fully repair all of Tenant’s personal property and any Alterations installed by Tenant existing at the time of such damage or destruction. If Affected Areas are to be repaired, reconstructed or restored in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease; provided Tenant is not then in default under this Lease, and subject to the requirements of any Lender of Landlord.

24.10. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of any Applicable Laws (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction.

25. Eminent Domain.

25.1. In the event (a) the whole of all Affected Areas or (b) such part thereof as shall substantially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority, except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

25.2. In the event of a partial taking of (a) the Building or the Project or (b) drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease (except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof) as of such taking if such taking is, in Landlord’s sole opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space.

25.3. Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant’s personal property that was installed at Tenant’s expense and (b) the costs of Tenant moving to a new location. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord.

25.4. If, upon any taking of the nature described in this Article, this Lease continues in effect, then Landlord shall promptly proceed to restore the Affected Areas to substantially their same condition prior to such partial taking. To the extent such restoration is infeasible, as determined by Landlord in its sole and absolute discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant.

25.5. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of any Applicable Laws (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction.

26. Surrender.

26.1. At least thirty (30) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party state-certified professional with appropriate expertise, which Exit Survey must be reasonably acceptable to Landlord. The Exit Survey shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall (a) provide Landlord with written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws, including laws pertaining to the surrender of the Premises, (b) place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users and (c) conduct a site inspection with Landlord. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and comply with any recommendations set forth in the Exit Survey. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease.

26.2. No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord.

26.3. The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building, the Property or the Project, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases.

26.4. The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease.

27. Holding Over.

27.1. If, with Landlord’s prior written consent, Tenant holds possession of all or any part of the Premises after the Term, Tenant shall become a tenant from month to month after the expiration or earlier termination of the Term, and in such case Tenant shall continue to pay (a) Base Rent in accordance with Article 7, as adjusted in accordance with Article 8, and (b) any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in effect, including payments for Tenant’s Adjusted Share of Operating Expenses and Tenant’s Adjusted Share of Base Building Lab Systems. Any such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

27.2. Notwithstanding the foregoing, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without Landlord’s prior written consent, (a) Tenant shall become a tenant at sufferance subject to the terms and conditions of this Lease, except that the monthly rent shall be equal to one hundred fifty percent (150%) of the Rent in effect during the last thirty (30) days of the Term, and (b) Tenant shall be liable to Landlord for any and all damages suffered by Landlord as a result of such holdover, including any lost rent or consequential, special and indirect damages (in each case, regardless of whether such damages are foreseeable).

27.3. Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in an extension, renewal or reinstatement of this Lease.

27.4. The foregoing provisions of this Article are in addition to and do not affect Landlord’s right of reentry or any other rights of Landlord hereunder or as otherwise provided by Applicable Laws.

27.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

28. Indemnification and Exculpation.

28.1. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims arising from injury to or death of any person or damage to any property occurring within or about the Premises, the Building, the Property or the Project, arising directly or indirectly out of (a) the presence at or use or occupancy of the Premises or Project or the Property by a Tenant Party, (b) an act or omission on the part of any Tenant Party, (c) a breach or default by Tenant in the performance of any of its obligations hereunder or (d) injury to or death of persons or damage to or loss of any property, real or alleged, arising from the serving of alcoholic beverages at the Premises or Project, including liability under any dram shop law, host liquor law or similar Applicable Law, except to the extent directly caused by Landlord’s negligence or willful misconduct. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Tenant’s obligations under this Section shall survive the expiration or earlier termination of this Lease. Subject to Sections 23.6, 28.2 and 31.12 and any subrogation provisions contained in the Work Letter, Landlord agrees to indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant) and hold the Tenant Parties harmless from and against any and all Claims arising from injury to or death of any person or damage to or loss of any physical property occurring within or about the Premises, the Building, the Property or the Project to the extent directly arising out of Landlord’s gross negligence or willful misconduct.

28.2. Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for and Tenant assumes all risk of (a) damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines, malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time, and (b) damage to personal property or scientific research, including loss of records kept by Tenant within the Premises (in each case, regardless of whether such damages are foreseeable). Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described in this Section. Notwithstanding anything in the foregoing or this Lease to the contrary, except (x) as otherwise provided herein (including Section 27.2), (y) as may be provided by Applicable Laws or (z) in the event of Tenant’s breach of Article 21 or Section 26.1, in no event shall Landlord or Tenant be liable to the other for any consequential, special or indirect damages arising out of this Lease, including lost profits (provided that this Subsection 28.2(z) shall not limit Tenant’s liability for Base Rent or Additional Rent pursuant to this Lease).

28.3. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project, or of any other third party.

28.4. Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts. Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage. Tenant’s security programs and equipment for the Premises shall be coordinated with Landlord and subject to Landlord’s reasonable approval.

28.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

29. Assignment or Subletting.

29.1. Except as hereinafter expressly permitted, none of the following (each, a “Transfer”), either voluntarily or by operation of Applicable Laws, shall be directly or indirectly performed without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed: (a) Tenant selling, hypothecating, assigning, pledging, encumbering or otherwise transferring this Lease or subletting the Premises or (b) a controlling interest in Tenant being sold, assigned or otherwise transferred (other than as a result of shares in Tenant being sold on a public stock exchange). Notwithstanding the immediately foregoing clause (b), Tenant shall have the right to obtain financing from institutional investors (including venture capital funding) which regularly invest in private biotechnology companies that results in a change in control of Tenant without such change of control constituting a Transfer under this Lease; provided that (i) any such financing is obtained primarily to increase the capitalization of Tenant and (ii) Tenant provides Landlord written notice of such financing promptly following the closing of such financing. For purposes of the first sentence of this Section 29.1, “control” means (a) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person or (b) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. Notwithstanding the foregoing, Tenant shall have the right to Transfer, without Landlord’s prior written consent, Tenant’s interest in this Lease or the Premises or any part thereof to (x) any person that as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant (“Tenant’s Affiliate”) or (y) any entity that succeeds to Tenant’ interest in the Lease by reason of acquisition (whereby the acquisition consists of all or substantially all of Tenant’s stock or assets), merger, spin-off or consolidation (“Tenant’s Successor”) or (z) any portfolio company of Atlas Ventures (an “Atlas Company”) provided that with respect to a Transfer to an Atlas Company, such Transfer is a sublease or license only for not more than 15,000 contiguous square feet of Rentable Area; provided that Tenant shall notify Landlord in writing at least thirty (30) days prior to the effectiveness of such Transfer to Tenant’s Affiliate, Tenant’s Successor or an Atlas Company (an “Exempt Transfer”) and otherwise comply with the requirements of this Lease regarding such Transfer; and provided, further, that the person that will be the tenant under this Lease after an Exempt Transfer under the immediately foregoing clauses (x) and (y) has a net worth (as of both the day immediately prior to and the day immediately after the Exempt Transfer) that is equal to or greater than the net worth (as of both the Execution Date and the date of the Exempt Transfer) of the transferring Tenant; and provided, further, that with respect to a Transfer to an Atlas Company under the immediately foregoing clause (z), if the first Transfer to an Atlas Company occurs during the first (1st) twelve months of the Term and the term of such sublease or license is not greater than three (3) years from the date of the sublease or license, then for such first Transfer only, the Required Financials (as hereinafter defined) of such Atlas Company shall be provided to Landlord but Landlord shall not have the right to approve same, and with respect to any other Transfer to an Atlas Company under the immediately foregoing clause (z), the Required Financials (as hereinafter defined) of such Atlas Company shall be reasonably satisfactory to Landlord. For purposes of the immediately preceding sentence, “control” requires both (a) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person and (b) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. In no event shall Tenant perform a Transfer to or with an entity that is a tenant at the Hampshire

Project or that is in active discussions with Landlord or an affiliate of Landlord to lease premises at the Project or a property owned by Landlord or an affiliate of Landlord. As used in the immediately foregoing sentence, the term “active discussion” shall mean a proposed transaction in which either Landlord (or its affiliate) or such entity (or their respective broker) has submitted in writing to the other (or to the other’s broker) the material terms of a proposed lease transaction within thirty (30) days of Tenant offering a proposal to Landlord or such affiliate. Notwithstanding anything in this Lease to the contrary, if (a) Tenant or any proposed transferee, assignee or sublessee of Tenant has been required by any prior landlord, Lender or Governmental Authority to take material remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party’s action or omission or use of the property in question or (b) Tenant or any proposed transferee, assignee or sublessee is subject to a material enforcement order issued by any Governmental Authority in connection with the use, disposal or storage of Hazardous Materials, then Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion (with respect to any such matter involving Tenant), and it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting (with respect to any such matter involving a proposed transferee, assignee or sublessee).

29.2. In the event Tenant desires to effect a Transfer, then, at least thirty (30) but not more than ninety (90) days prior to the date when Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the character of the proposed transferee, assignee or sublessee; the Transfer Date; the most recent unconsolidated balance sheet, profit and loss statement, and statement of cash flow, as excerpts from audited financial statements, of Tenant and of the proposed transferee, assignee or sublessee satisfying the requirements of Section 40.2 (“Required Financials”); any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; copies of Hazardous Materials Documents for the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require.

29.3. Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to (a) the financial strength of Tenant and of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 29.7 to cancel this Lease. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code.

29.4. The following are conditions precedent to a Transfer or to Landlord considering a request by Tenant to a Transfer:

(a) Tenant shall remain fully liable under this Lease. Tenant agrees that it shall not be (and shall not be deemed to be) a guarantor or surety of this Lease, however, and waives its right to claim that is it is a guarantor or surety or to raise in any legal proceeding any guarantor or surety defenses permitted by this Lease or by Applicable Laws;

(b) If Tenant or the proposed transferee, assignee or sublessee does not or cannot deliver the Required Financials, then Landlord may elect to have either Tenant’s ultimate parent company or the proposed transferee’s, assignee’s or sublessee’s ultimate parent company provide a guaranty of the applicable entity’s obligations under this Lease, in a form acceptable to Landlord, which guaranty shall be executed and delivered to Landlord by the applicable guarantor prior to the Transfer Date;

(c) In the case of an Exempt Transfer, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the Transfer qualifies as an Exempt Transfer;

(d) Tenant shall reimburse Landlord for Landlord’s actual costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request not to exceed $2,500;

(e) Except with respect to an Exempt Transfer, if Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including a premium rental for a sublease or lump sum payment for an assignment, but excluding Tenant’s reasonable costs in marketing and subleasing the Premises) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall pay fifty percent (50%) of all of such excess to Landlord, after making deductions for any reasonable marketing expenses, tenant improvement funds expended by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees and free rent actually paid by Tenant. If such consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment;

(f) The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment;

(g) Landlord’s consent to any such Transfer shall be effected on Landlord’s forms;

(h) Tenant shall not then be in default hereunder in any respect;

(i) Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use; (j) Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same;

(k) Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer;

(l) Landlord’s consent (or waiver of its rights) for any Transfer shall not waive Landlord’s right to consent or refuse consent to any later Transfer;

(m) Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and

(n) Tenant shall deliver to Landlord a list of Hazardous Materials (as defined below), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 21.2.

29.5. Any Transfer that is not in compliance with the provisions of this Article or with respect to which Tenant does not fulfill its obligations pursuant to this Article shall be void and shall, at the option of Landlord, terminate this Lease.

29.6. Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer.

29.7. If Tenant delivers to Landlord a Transfer Notice indicating a desire to assign this Lease (other than pursuant to an Exempt Transfer) or (a) sublet more than sixty percent (60%) of the Rentable Area of the Premises (either in a single sublease or in the aggregate) (other than pursuant to Exempt Transfers that are not Transfers to Atlas Companies) or (b) sublet more than fifty percent (50%) of the Premises for the remainder of the Term of this Lease (other than pursuant to Exempt Transfers that are not Transfer to Atlas Companies), then Landlord shall have the option, exercisable by giving notice to Tenant at any time within ten (10) days after Landlord’s receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof. If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer.

29.8. If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord (or a receiver for Tenant appointed on Landlord’s application) may collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent. The terms of this Section 29.8 are self-operative, however, if Tenant fails to confirm Landlord’s rights under this Section 29.8 in writing within five (5) business days after written notice from Landlord, Tenant hereby appoints Landlord as assignee and attorney-in-fact for Tenant to collect and apply any such rents in accordance with this Section 29.8. Tenant acknowledges and agrees that notwithstanding anything in this Lease to the contrary and with respect to the immediately foregoing sentence it shall not be entitled to any other cure period as may be specified in this Lease other than the 5-business day cure period specified in this Section 29.8.

29.9. In the event that Tenant enters into a sublease for the entire Premises in accordance with this Article that expires within two (2) days of the Term Expiration Date, the term expiration date of such sublease shall, notwithstanding anything in this Lease, the sublease or any consent to the sublease to the contrary, be deemed to be the date that is two (2) days prior to the Term Expiration Date.

30. Subordination and Attornment.

30.1. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

30.2. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord. If any such mortgagee, beneficiary or landlord under a lease wherein Landlord is tenant (each, a “Mortgagee”) so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable. For the avoidance of doubt, “Mortgagees” shall also include historic tax credit investors and new market tax credit investors.

30.3. Upon written request of Landlord and opportunity for Tenant to review, Tenant agrees to execute any Lease amendments not materially altering the terms of this Lease, if required by a Mortgagee incident to the financing of the real property of which the Premises constitute a part.

30.4. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

31. Defaults and Remedies.

31.1. Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within three (3) days after the date such payment is due, Tenant shall pay to Landlord (a) an additional sum of six percent (6%) of the overdue Rent as a late charge plus (b) interest at an annual rate (the “Default Rate”) equal to the lesser of (a) twelve percent (12%) and (b) the highest rate permitted by Applicable Laws. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant and shall be payable as Additional Rent to Landlord due with the next installment of Rent or within five (5) business days after Landlord’s demand, whichever is earlier. Landlord’s acceptance of any Additional Rent (including a late charge or any other amount hereunder) shall not be deemed an extension of the date that Rent is due or prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity.

31.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord hereunder, Tenant shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

31.3. If Tenant fails to pay any sum of money required to be paid by it hereunder or perform any other act on its part to be performed hereunder, in each case within the applicable cure period (if any) described in Section 31.4, then Landlord may (but shall not be obligated to), without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such act; provided that such failure by Tenant unreasonably interfered with the use of the Building or the Project by any other tenant or with the efficient operation of the Building or the Project, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 31.1, Tenant shall pay to Landlord as Additional Rent all sums so paid or incurred by Landlord, together with interest at the Default Rate, computed from the date such sums were paid or incurred.

31.4. The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant:

(a) Tenant abandons or vacates the Premises;

(b) Tenant fails to make any payment of Rent, as and when due, or to satisfy its obligations under Article 19, where such failure shall continue for a period of three (3) business days after written notice thereof from Landlord to Tenant;

(c) Tenant fails to observe or perform any obligation or covenant contained herein (other than described in Sections 31.4(a) and 31.4(b)) to be performed by Tenant, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed to be in Default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion; and provided, further, that such cure is completed no later than thirty (30) days after Tenant’s receipt of written notice from Landlord;

(d) Tenant makes an assignment for the benefit of creditors;

(e) A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets;

(f) Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

(g) Any involuntary petition is filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days;

(h) Tenant fails to deliver an estoppel certificate in accordance with Article 20; or

(i) Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action.

Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

31.5. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord has the right to do any or all of the following:

(a) Halt any Alterations and order Tenant’s contractors, subcontractors, consultants, designers and material suppliers to stop work;

(b) Terminate Tenant’s right to possession of the Premises by written notice to Tenant or by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby; and

(c) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including The sum of:

(i) The worth at the time of award of any unpaid Rent that had accrued at the time of such termination; plus

(ii) The costs of restoring the Premises to the condition required under the terms of this Lease; plus

(iii) An amount (the “Election Amount”) equal to either (A) the positive difference (if any, and measured at the time of such termination) between (1) the then-present value of the total Rent and other benefits that would have accrued to Landlord under this Lease for the remainder of the Term if Tenant had fully complied with the Lease minus (2) the then-present cash rental value of the Premises as determined by Landlord for what would be the then-unexpired Term if the Lease remained in effect, computed using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1) percentage point (the “Discount Rate”) or (B) twelve (12) months (or such lesser number of months as may then be remaining in the Term) of Base Rent and Additional Rent at the rate last payable by Tenant pursuant to this Lease, in either case as Landlord specifies in such election. Landlord and Tenant agree that the Election Amount represents a reasonable forecast of the minimum damages expected to occur in the event of a breach, taking into account the uncertainty, time and cost of determining elements relevant to actual damages, such as fair market rent, time and costs that may be required to re-lease the Premises, and other factors; and that the Election Amount is not a penalty.

As used in Section 31.5(c)(i), “worth at the time of award” shall be computed by allowing interest at the Default Rate.

31.6. In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord may continue this Lease in effect after Tenant’s Default or abandonment and recover Rent as it becomes due. In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises:

(a) Acts of maintenance or preservation or efforts to relet the Premises, including alterations, remodeling, redecorating, repairs, replacements or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

(b) The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises.

Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled.

31.7. If Landlord does not elect to terminate this Lease as provided in Section 31.5, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

31.8. In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

(a) First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

(b) Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting;

(c) Third, to the payment of Rent and other charges due and unpaid hereunder; and

(d) Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.

31.9. All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in such waiver. Notwithstanding any provision of this Lease to the contrary, in no event shall Landlord be required to mitigate its damages with respect to any default by Tenant, except as required by Applicable Laws. Any such obligation imposed by Applicable Laws upon Landlord to relet the Premises after any termination of this Lease shall be subject to the reasonable requirements of Landlord to (a) lease to high quality tenants on such terms as Landlord may from time to time deem appropriate in its discretion and (b) develop the Project in a harmonious manner with a mix of uses, tenants, floor areas, terms of tenancies, etc., as determined by Landlord. Landlord shall not be obligated to relet the Premises to (y) any Tenant’s Affiliate or (z) any party (i) unacceptable to a Lender, (ii) that requires Landlord to make improvements to or re-demise the Premises, (iii) that desires to change the Permitted Use, (iv) that desires to lease the Premises for more or less than the remaining Term or (v) to whom Landlord or an affiliate of Landlord may desire to lease other available space in the Project or at another property owned by Landlord or an affiliate of Landlord.

31.10. Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (y) the date of Lease termination and (z) the date Tenant surrenders possession of the Premises.

31.11. To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise.

31.12. Landlord shall not be in default or liable for damages under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set off any Claims against Rent as a result of any default or breach by Landlord of any of its covenants, obligations, representations, warranties or promises hereunder, except as may otherwise be expressly set forth in this Lease.

31.13. In the event of any default by Landlord, Tenant shall give notice by registered or certified mail to any (a) beneficiary of a deed of trust or (b) mortgagee under a mortgage covering the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located, and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided that Landlord shall furnish to Tenant in writing, upon written request by Tenant, the names and addresses of all such persons who are to receive such notices.

32. Bankruptcy . In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion:

32.1. Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws;

32.2. A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

32.3. A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or

32.4. The assumption or assignment of all of Tenant’s interest and obligations under this Lease.

33. Brokers.

33.1. Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Newmark Grubb Knight Frank and Transwestern I RBJ (collectively, “Broker”), and that it knows of no other real estate broker or agent that is or might be entitled to a commission in connection with this Lease. Landlord shall compensate Broker in relation to this Lease pursuant to a separate agreement between Landlord and Broker.

33.2. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease, other than as contained in this Lease.

33.3. Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord is executing this Lease in reliance upon Tenant’s representations, warranties and agreements contained within Sections 33.1 and 33.2.

33.4. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant.

34. Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent.

35. Limitation of Landlord’s Liability.

35.1. If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project, (b) rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project.

35.2. Neither Landlord nor any of its affiliates, nor any of their respective partners, shareholders, directors, officers, employees, members or agents shall be personally liable for Landlord’s obligations or any deficiency under this Lease, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord or any of Landlord’s affiliates. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner or member of Landlord except as may be necessary to secure jurisdiction of the partnership, joint venture or limited liability company, as applicable. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates.

35.3. Each of the covenants and agreements of this Article shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease.

36. Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then:

36.1. Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and such terms, covenants, conditions, provisions and agreements shall be binding with the same force and effect upon each and all of the persons executing this Agreement as Tenant; and

36.2. The term “Tenant,” as used in this Lease, shall mean and include each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed.

37. Representations. Tenant guarantees, warrants and represents that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which Tenant is constituted or to which Tenant is a party. In addition, Tenant guarantees, warrants and represents that none of (x) it, (y) its affiliates or partners nor (z) to the best of its knowledge, its members, shareholders or other equity owners or any of their respective employees, officers, directors, representatives or agents is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action.

38. Confidentiality. Tenant shall keep the terms and conditions of this Lease and any information provided to Tenant or its employees, agents or contractors pursuant to Article 9 confidential and shall not (a) disclose to any third party any terms or conditions of this Lease or any other Lease-related document (including subleases, assignments, work letters, construction contracts, letters of credit, subordination agreements, non-disturbance agreements, brokerage agreements or estoppels) or (b) provide to any third party an original or copy of this Lease (or any Lease-related document). Landlord shall not release to any third party any non-public financial information or non-public information about Tenant’s ownership structure that Tenant gives Landlord. Notwithstanding the foregoing, confidential information under this Section may be released by Landlord or Tenant under the following circumstances: (x) if required by Applicable Laws or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (y) to a party’s attorneys, accountants, brokers and other bona fide consultants or advisers, investors, potential investors and potential business combination partners (with respect to this Lease only); provided such third parties agree to be bound by this Section or (z) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this Section.

39. Notices . Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) facsimile or email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in Subsection 39(a) or (b). Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with Subsection 39(a); (y) one (1) business day after deposit with a reputable international overnight delivery service, if given if given in accordance with Subsection 39(b); or (z) upon transmission, if given in accordance with Subsection 39(c). Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given pursuant to this Lease shall be addressed to Tenant at the Premises, or to Landlord or Tenant at the addresses shown in Sections 2.9 and 2.10 or 2.11, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

40. Miscellaneous.

40.1. Landlord reserves the right to change the name of the Building or the Project in its sole discretion.

40.2. To induce Landlord to enter into this Lease, Tenant agrees that it shall furnish to Landlord, from time to time, within ten (10) business days after receipt of Landlord’s written request, the most recent year-end unconsolidated balance sheet, profit and loss statement, and statement of cash flow of Tenant reflecting Tenant’s financial condition audited by a nationally recognized accounting firm; provided that Tenant shall not be required to provide said statements more than one (1) time per year unless Tenant’s balance sheet, profit and loss statement, or statement of cash flow are restated or amended, in which case Tenant shall, within ten (10) business days after such restatement or amendment, deliver the restated balance sheet, profit and loss statement, or statement of cash flow, as the case may be, of Tenant to Landlord. Tenant shall, within ninety (90) days after the end of Tenant’s financial year, furnish Landlord with a certified copy of Tenant’s year-end unconsolidated balance sheet, profit and loss statement, and statement of cash flow of Tenant for the previous year audited by a nationally recognized accounting firm, and Tenant shall, if Tenant’s balance sheet, profit and loss statement, or statement of cash flow of Tenant are subsequently restated or amended, deliver the restated balance sheet, profit and loss statement, or statement of cash flow, as the case may be, to Landlord within ten (10) business days after such restatement or amendment. Tenant represents and warrants that all balance sheets, profit and loss statements, and statements of cash flow, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects. If an audited balance sheet, profit and loss statement, and statement of cash flow are not otherwise prepared, an unaudited balance sheet, profit and loss statement, and statement of cash flow complying with generally accepted accounting principles and certified by the chief financial officer, or an employee of Tenant with a similar position if there is no chief financial officer, of Tenant as true, correct and complete in all respects shall suffice for purposes of this Section. If Tenant fails to deliver to Landlord any financial statement within the time period required under this Section, then Tenant shall be required to pay to Landlord an administrative fee equal to Five Hundred Dollars ($500) within five (5) business days after receiving written notice from Landlord advising Tenant of such failure (provided, however, that Landlord’s acceptance of such fee shall not prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity). The provisions of this Section shall not apply at any time while Tenant is a corporation whose shares are traded on any nationally recognized stock exchange.

40.3. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

40.4. The terms of this Lease are intended by the parties as a final, complete and exclusive expression of their agreement with respect to the terms that are included herein, and may not be contradicted or supplemented by evidence of any other prior or contemporaneous agreement.

40.5. Upon the request of either Landlord or Tenant, the parties shall execute a document in recordable form containing only such information as is necessary to constitute a Notice of Lease under Massachusetts law. All costs of preparing and recording such notice shall be borne by the requesting party. Within ten (10) days after receipt of written request from Landlord after the expiration or earlier termination of this Lease, Tenant shall execute a termination of any Notice of Lease recorded with respect hereto. Neither party shall record this Lease.

40.6. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The words “include,” “includes,” “included” and “including” mean “‘include,’ etc., without limitation.” The word “shall” is mandatory and the word “may” is permissive. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease. Landlord and Tenant have each participated in the drafting and negotiation of this Lease, and the language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

40.7. Except as otherwise expressly set forth in this Lease, each party shall pay its own costs and expenses incurred in connection with this Lease and such party’s performance under this Lease; provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Lease, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed).

40.8. Time is of the essence with respect to the performance of every provision of this Lease.

40.9. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

40.10. Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Lease are independent and shall not be conditioned upon performance by Landlord.

40.11. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth to the contrary.

40.12. Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.

40.13. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors and assigns. This Lease is for the sole benefit of the parties and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns, and nothing in this Lease shall give or be construed to give any other person or entity any legal or equitable rights. Nothing in this Section shall in any way alter the provisions of this Lease restricting assignment or subletting.

40.14. This Lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles.

40.15. Tenant guarantees, warrants and represents that the individual or individuals signing this Lease have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

40.16. This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

40.17. No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant.

40.18. No waiver of any term, covenant or condition of this Lease shall be binding upon Landlord unless executed in writing by Landlord. The waiver by Landlord of any breach or default of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of any preceding or subsequent breach or default of such term, covenant or condition or any other term, covenant or condition of this Lease.

40.19. To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises.

41. Rooftop Installation Area.

41.1. Tenant may use the portion of the Building identified as a “Rooftop Allocation Areas” on Exhibit A attached hereto (the “Rooftop Installation Area”) solely to operate, maintain, repair and replace rooftop antennae, mechanical equipment, communications antennas and other equipment installed by Tenant in the Rooftop Installation Area in accordance with this Article (“Tenant’s Rooftop Equipment”). Tenant’s Rooftop Equipment shall be only for Tenant’s use of the Premises for the Permitted Use.

41.2. Tenant shall install Tenant’s Rooftop Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate, and in accordance with this Article and the applicable provisions of this Lease regarding Alterations. Tenant’s Rooftop Equipment and the installation thereof shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld. Among other reasons, Landlord may withhold approval if the installation or operation of Tenant’s Rooftop Equipment could reasonably be expected to damage the structural integrity of the Building or to transmit vibrations or noise or cause other adverse effects beyond the Premises to an extent not customary in first class laboratory buildings, unless Tenant implements measures that are acceptable to Landlord in its reasonable discretion to avoid any such damage or transmission.

41.3. Tenant shall comply with any roof or roof-related warranties. Tenant shall obtain a letter from Landlord’s roofing contractor within thirty (30) days after completion of any Tenant work on the rooftop stating that such work did not affect any such warranties. Tenant, at its sole cost and expense, shall inspect the Rooftop Installation Area at least annually, and correct any loose bolts, fittings or other appurtenances and repair any damage to the roof caused by the installation or operation of Tenant’s Rooftop Equipment. Tenant shall not permit the installation, maintenance or operation of Tenant’s Rooftop Equipment to violate any Applicable Laws, including any applicable noise ordinances, or constitute a nuisance. Tenant shall pay Landlord within thirty (30) days after demand (a) all applicable taxes, charges, fees or impositions imposed on Landlord by Governmental Authorities as the result of Tenant’s use of the Rooftop Installation Areas in excess of those for which Landlord would otherwise be responsible for the use or installation of Tenant’s Rooftop Equipment and (b) the amount of any increase in Landlord’s insurance premiums as a result of the installation of Tenant’s Rooftop Equipment. Upon Tenant’s written request to Landlord, Landlord shall use commercially reasonable efforts to cause other tenants to remedy any interference in the operation of Tenant’s Rooftop Equipment caused by any such tenants’ equipment installed after the applicable piece of Tenant’s Rooftop Equipment; provided, however, that Landlord shall not be required to request that such tenants waive their rights under their respective leases.

41.4. If Tenant’s Equipment (a) causes physical damage to the structural integrity of the Building, (b) interferes with any telecommunications, mechanical or other systems located at or near or servicing the Building or the Project that were installed prior to the installation of Tenant’s Rooftop Equipment, (c) interferes with any other service provided to other tenants in the Building or the Project by rooftop or penthouse installations that were installed prior to the installation of Tenant’s Rooftop Equipment or (d) interferes with any other tenants’ business, in each case in excess of that permissible under Federal Communications Commission regulations, then Tenant shall cooperate with Landlord to determine the source of the damage or interference and promptly repair such damage and eliminate such interference, in each case at Tenant’s sole cost and expense, within ten (10) days after receipt of notice of such damage or interference (which notice may be oral; provided that Landlord also delivers to Tenant written notice of such damage or interference within twenty-four (24) hours after providing oral notice).

41.5. Landlord reserves the right to cause Tenant to relocate Tenant’s Rooftop Equipment to comparably functional space on the roof or in the penthouse of the Building by giving Tenant prior written notice thereof. Landlord agrees to pay the reasonable costs thereof. Tenant shall arrange for the relocation of Tenant’s Rooftop Equipment within sixty (60) days after receipt of Landlord’s notification of such relocation. In the event Tenant fails to arrange for relocation within such sixty (60)-day period, Landlord shall have the right to arrange for the relocation of Tenant’s Rooftop Equipment in a manner that does not unnecessarily interrupt or interfere with Tenant’s use of the Premises for the Permitted Use.

42. Option to Extend Term. Tenant shall have the option (“Option”) to extend the Term by five (5) years as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Term pursuant to the Option shall be on all the same terms and conditions as this Lease, except as follows:

42.1. Base Rent at the commencement of the Option term shall equal the greater of (a) one hundred percent (100%) of the then-current Base Rent (together with the annual increase specified in Section 8 hereof) and (b) the then-current fair market value for comparable office and laboratory space in the East Cambridge submarket of comparable age, quality, level of finish and proximity to amenities and public transit, and containing the systems and improvements present in the Premises as of the date that Tenant gives Landlord written notice of Tenant’s election to exercise the Option (“FMV”), and shall be further increased on each annual anniversary of the Option term commencement date by three percent (3%). Tenant may, no more than twelve (12) months prior to the date the Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (v) the size of the Premises, (w) the length of the Option term, (x) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants, such as free rent, tenant improvement allowances and moving allowances, (y) Tenant’s creditworthiness and (z) the quality and location of the Building and the Project. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord that Tenant is exercising the Option, then either party may request that the same be determined as follows: a senior officer of a nationally recognized leasing brokerage firm with local knowledge of the East Cambridge laboratory/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the Judicial Arbitration and Mediation Services or any successor organization thereto (the “JAMS”). The Baseball Arbitrator selected by the parties or designated by JAMS shall (y) have at least ten (10) years’ experience in the leasing of laboratory/research and development space in the East Cambridge submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. The Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence. The Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the actual FMV. The arbitrator may not select any other FMV for the Premises other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Base Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Base Rent payable during the Option term shall not have been determined, then, pending such determination, Tenant shall pay Base Rent equal to the Base Rent payable with respect to the last year of the then-current Term. After the final determination of Base Rent payable for the Option term, the parties shall promptly execute a written amendment to this Lease specifying the amount of Base Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section.

42.2. The Option is not assignable separate and apart from this Lease.

42.3. The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option at least twelve (12) months prior to the end of the expiration of the then-current Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section.

42.4. Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option:

(a) During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of this Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or

(b) At any time after any Default as described in Article 31 of the Lease (provided, however, that, for purposes of this Section 42.4(b), Landlord shall not be required to provide Tenant with notice of such Default) and continuing until Tenant cures any such Default, if such Default is susceptible to being cured; or

(c) In the event that Tenant has defaulted in the performance of its obligations under this Lease two (2) or more times during the twelve (12)-month period immediately prior to the date that Tenant intends to exercise the Option, whether or not Tenant has cured such defaults.

42.5. The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 42.4.

42.6. All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under this Lease two (2) or more times and a service or late charge under Section 31.1 has become payable for any such default, whether or not Tenant has cured such defaults.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Lease as a sealed Massachusetts instrument as of the date first above written.

LANDLORD:

BMR-HAMPSHIRE LLC, a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT:

SURFACE ONCOLOGY, INC., a Delaware corporation

By:	/s/ Detlev Biniszkiewicz
Name:	Detlev Biniszkiewicz
Title:	CEO & President

EXHIBIT A

PREMISES

A-1

**NOTES.**

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

May 9, 2016
PREMISES PLAN. BASEMENT SUITE 800
3 / 64" = 1'- 0"

# BASEMENT

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS.
B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. BASEMENT SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” BASEMENT © Copyright Arrowstreet Inc.

BUILDING LOBBY
CONTROL AREA #1
WASTE STORAGE ROOM
TENANT 800 ALLOWANCE
FOR MAX ALLOWABLE
QUANTITIES PER 781 CMR
SECTION 307: 32.8%
CHEM. WASTE
CONTROL AREA #2
WASTE STORAGE ROOM
TENANT 800 ALLOWANCE
FOR MAX ALLOWABLE
QUANTITIES PER 781 CMR
SECTION 307: 32.8%
CHEM. STORAGE
LOADING DOCK

**NOTES.**

PREMISES PLAN NOTES AND LEGEND

▨ TENANT PREMISES

ARROWSTREET ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

**May 9, 2016**
PREMISES PLAN. GROUND LEVEL SUITE 800
3 / 64" = 1'- 0"

# GROUND LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. C. MAX ALLOWABLE QUANTITIES TOTAL PER CONTROL AREA AT LEVEL ONE IS 100%, PER 781 CMR, SECTION 307. UP TO (4) CONTROLAREAS ARE PERMITTED AT GROUND LEVEL. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. GROUND LEVEL SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. CONTROL AREA #1 WASTE STORAGE ROOM TENANT 800 ALLOWANCE FOR MAXALLOWABLE QUANTITIES PER 781 CMR SECTION 307: 32.8% CONTROL AREA #2 WASTE STORAGE ROOMTENANT 800 ALLOWANCE FOR MAX ALLOWABLE QUANTITIES PER 781 CMR SECTION 307: 32.8% PM

FITNESS CENTER

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

**May 9, 2016**
PREMISES PLAN. LEVEL 2nd SUITE 800
3 / 64" = 1'- 0"

# SECOND LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 2nd SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. 5/9/2016 12:42:28 PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

May 9, 2016
PREMISES PLAN. LEVEL 3rd SUITE 800
3 / 64" = 1'- 0"

# THIRD LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 3rd SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. 5/9/2016 12:42:28 PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

May 9, 2016
PREMISES PLAN. LEVEL 4th SUITE 800
3 / 64" = 1'- 0"

# FOURTH LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 4th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

**May 9, 2016**
PREMISES PLAN. LEVEL 5th SUITE 800
3 / 64" = 1'- 0"

# FIFTH LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 5th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE

50 Hampshire Street

Cambridge, MA

May 9, 2016

PREMISES PLAN. LEVEL 6th SUITE 800

3 / 64" = 1'- 0"

# SIXTH LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 6th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

May 9, 2016
PREMISES PLAN. LEVEL 7th SUITE 800
3 / 64" = 1'- 0"

# SEVENTH LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 7th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. C. TENANT 800 ALLOWANCE FOR MAX ALLOWABLE QUANTITIES (MAQ) AT LEVEL 8, PER 781 CMR, SECTION307: 5.0%. PER 781 CMR, SECTION 307, UP TO (2) CONTROL AREAS ARE PERMITTED AT EIGHTH LEVEL.PERCENTAGE BASED ON SINGLE CONTROL AREA FOR THE ENTIRE FLOOR. MAX ALLOWABLE QUANTITIES MAYBE INCREASED IF TENANT DECIDES TO SEGREGATE ALL OR A PORTION OF THEIR PREMISES TO MEET CONTROL AREA SEPARATION AREAREQUIREMENTS PER 780 CMR. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 8th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

**May 9, 2016**
PREMISES PLAN. LEVEL 9th SUITE 800
3 / 64" = 1'- 0"

# NINTH LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES 50 HAMPSHIRE May 9, 2016 50 Hampshire Street PREMISES PLAN. LEVEL 9th SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” © Copyright Arrowstreet Inc. PM

SEE NOTES 1&2
SUITE 800
ROOFTOP ALLOCATION AREA

MACHINE ROOM
BOILER ROOM

NOTES.

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

ROOFTOP ALLOCATION AREAS

ARROWSTREET
ARCHITECTURE & DESIGN

BioMed Realty

50 HAMPSHIRE
50 Hampshire Street
Cambridge, MA

May 9, 2016
ROOFTOP ALLOCATION AREAS. SUITE 800
3 / 64" = 1'- 0"

# ROOF LEVEL

NOTES.
A. USE OR STORAGE OF HAZARDOUS MATERIALS IS PROHIBITED IN THE BASEMENT, AND RETAIL AREAS. B. REFER TO FIRST AND EIGHTH FLOOR PLANS FOR CONTROL AREA INFORMATION. NOTE 1 ALL NEW TENANT EQUIPMENT SUBJECT TO MEET ALL CODES INCLUDING CAMBRIDGE SOUND ORDINANCE
REQUIREMENTS. MITIGATION AS REQUIRED TO MEET THESE REQUIREMENTS FOR NEW TENANT EQUIPMENT SHALL BE BYTENANT NOTE 2 ROOFTOP ALLOCATION AREAS ARE NOT INCLUDED IN RSF. PREMISES PLAN NOTES AND LEGEND TENANT PREMISES ROOFTOP ALLOCATION AREAS 50 HAMPSHIRE May 9, 2016 50 Hampshire Street ROOFTOP ALLOCATION AREAS. SUITE 800 Cambridge, MA 3 / 64” = 1’- 0” SEE NOTES 1&2 SUITE 800 ROOFTOP ALLOCATION AREA © Copyright Arrowstreet Inc. 5/9/2016 12:42:33 PM

EXHIBIT B

WORK LETTER

This Work Letter (this “Work Letter”) is made and entered into as of the 13th day of May, 2016, by and between BMR-HAMPSHIRE LLC, a Delaware limited liability company (“Landlord”), and SURFACE ONCOLOGY, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain Lease dated as of May 13, 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for the Premises located at 50 Hampshire Street, Cambridge, Massachusetts. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

1. General Requirements.

1.1. Authorized Representatives.

(a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Edward McDonald as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Lease. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change either Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant.

(b) Tenant designates Jessica Fees (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord.

1.2. Schedule. The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with the schedule attached hereto as Attachment 1 (the “Schedule”). The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as otherwise provided in this Work Letter.

1.3. Landlord’s Architects, Contractors and Consultants. The architect, engineering consultants, design team, general contractor and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Landlord.

1.4. Construction Meetings. Landlord, its general contractor and Tenant shall reasonably cooperate to schedule and conduct regular construction meetings (approximately once per week, except as otherwise agreed to by the parties) regarding the progress of the Tenant Improvements and Landlord’s Work. During such meetings, Landlord shall use commercially reasonable efforts to notify Tenant of any potential delays in construction. Tenant’s representative shall have the right to attend such meetings via conference call or other reasonably agreed means.

2. Tenant Improvements. All Tenant Improvements shall be performed by Landlord’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to any portion of the TI Allowance used by Landlord in completing the Tenant Improvements) and in substantial accordance with the Approved Plans (as defined below), the Lease and this Work Letter. To the extent that the total projected cost of the Tenant Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall pay the costs of the Tenant Improvements on a pari passu basis with Landlord as such costs become due, in the proportion of Excess TI Costs payable by Tenant to the TI Allowance payable by Landlord. If the cost of the Tenant Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord may notify Tenant and Tenant shall pay any additional Excess TI Costs with Landlord in the same manner that Tenant is required to pay the initial Excess TI Costs, as aforesaid. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered Rent. All material and equipment furnished by Landlord or its contractors as the Tenant Improvements shall be new or “like new,” and the Tenant Improvements shall be performed in a first-class, workmanlike manner.

2.1. Work Plans. Landlord and Tenant hereby approve the schematic plans for the Tenant Improvements, copies of which are attached as Attachment 2 to this Work Letter (the “Approved Schematic Plans”).

2.2. Construction Plans. Landlord shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Landlord shall deliver the same to Tenant for Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Construction Plans shall be approved or disapproved by Tenant within five (5) days after delivery to Tenant. Tenant’s failure to respond within such five (5) day period shall be deemed approval by Tenant. If the Construction Plans are disapproved by Tenant, then Tenant shall notify Landlord in writing of its reasonable objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. Promptly after the Construction Plans are approved by Landlord and Tenant, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Landlord shall promptly submit such Construction Plans to all appropriate Governmental Authorities for approval. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.”

2.3. Changes to the Tenant Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter.

(a) Change Request. Either Landlord or Tenant may request Changes after Tenant approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative.

(b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party.

3. Requests for Consent. Except as otherwise provided in this Work Letter, Tenant shall respond to all requests for consents, approvals or directions made by Landlord pursuant to this Work Letter within five (5) days following Tenant’s receipt of such request. Tenant’s failure to respond within such five (5) day period shall be deemed approval by Tenant.

4. TI Allowance.

4.1. Application of TI Allowance. Landlord shall contribute the TI Allowance and any Excess TI Costs advanced by Tenant to Landlord toward the costs and expenses incurred in connection with the performance of the Tenant Improvements, in accordance with Article 4 of the Lease. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. If the entire Excess TI Costs advanced by Tenant to Landlord are not applied toward the costs of the Tenant Improvements, then Landlord shall promptly return such excess to Tenant following completion of the Tenant Improvements. Tenant may apply the TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Lease.

4.2. Approval of Budget for the Tenant Improvements. The parties agree that the initial budget for the Tenant Improvements is attached hereto as Attachment 3 (the “Approved Budget”). Tenant shall promptly reimburse Landlord for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance, including paying any Excess TI Costs in accordance with this Work Letter.

5. Miscellaneous.

5.1. Incorporation of Lease Provisions. Sections 40.6 through 40.19 of the Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease.

5.2. General. Except as otherwise set forth in the Lease or this Work Letter, this Work Letter shall not apply to improvements performed in any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides that such additional premises are to be delivered to Tenant in the same condition as the initial Premises.

5.3. Punch list. Within ten (10) days after the date of Substantial Completion of the Tenant Improvements, Landlord’s Authorized Representative and Tenant’s Authorized Representative shall inspect the Premises and identify “punch list” items of the Tenant Improvements (i.e., minor defects or conditions in the Tenant Improvements that do not materially and adversely interfere with Tenant’s use and occupancy of the Premises for the permitted use set forth in the Lease) and jointly prepare a written list of such “punch list” items. Landlord shall use commercially reasonable efforts to complete all “punch list” items within thirty (30) days after such inspection, subject to Force Majeure or any delay caused by the action or omission of Tenant, its employees, contractors or representatives.

5.4. Warranties. To the extent assignable, Landlord will assign all warranties obtained by Landlord in connection with the Tenant Improvements, including, without limitation, any equipment for the Premises installed by Landlord; provided, however, that, notwithstanding any such assignment, Landlord shall also retain the right to enforce such warranties against the applicable contractor, at Landlord’s sole option, and further provided that if any such warranties are not assignable, then Landlord, upon written notice from Tenant, shall use commercially reasonable efforts to enforce such non-assignable warranties. With respect to those warranties that have been assigned to Tenant, upon Tenant’s written request of Landlord and at Tenant’s sole cost and expense, Landlord shall reasonably cooperate with Tenant in enforcing such warranties; provided, however, that Landlord shall no have obligations under this sentence in connection with any litigation between Tenant and the provider of such warranty.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter as a sealed Massachusetts instrument to be effective on the date first above written.

BMR-HAMPSHlRE LLC, a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT: SURFACE ONCOLOGY, INC., a Delaware corporation

By:	/s/ Detlev Biniszkiewicz
Name:	Detlev Biniszkiewicz
Title:	CEO & President

Attachment 1 to Work Letter

Schedule

[See attached]

ID Task Name Duration Start Finish Predecessors 2015 2016 2017 r r r r r r r r r r r 1 50 HAMPSHIRE ST BMR 207.5 days Mon 5/16/16 Wed 3/8/17 2 8TH FLOOR TENANT FITOUT 207.5 days Mon 5/16/16 Wed 3/8/17 3 DESIGN 39 days Mon 5/16/16 Mon 7/11/16 4 CONSTRUCTION DOCUMENTS 1 day Mon 5/16/16 Mon 5/16/16 5 CD PRICING 15 days Fri 5/27/16 Fri 6/17/16 4FS+8 days 6 GMP ESTABLISHED 30 days Fri 5/27/16 Mon 7/11/16 5SS 7 TI BUILDING PERMIT PROCESS 20 days Tue 5/17/16 Tue 6/14/16 4 8 PURCHASING 35 days Tue 5/17/16 Wed 7/6/16 9 AWARD MEP TRADES 3 wks Tue 5/17/16 Tue 6/7/16 4 10 AWARD LAB CASEWORK 3 wks Tue 5/17/16 Tue 6/7/16 9SS 11 AWARD DRYWALL 1 wk Wed 6/8/16 Tue 6/14/16 9
12 AWARD FINISH TRADES 4 wks Wed 6/8/16 Wed 7/6/16 11SS 13 MATERIAL/EQUIPMENT ESTIMATED LEAD TIMES AFTER APPROVAL (ANYTHING 120 days Wed 6/29/16 Mon 12/19/16 > 4 WEEKS) 14 SUBMITTAL APPROVAL PROCESS FOR LONG LEAD MEP ITEMS 4 wks Wed 6/29/16 Wed 7/27/16 9FS+3 wks 15 OPTIONAL STAND BY GENERATOR W/ ENCLOSURE (?PRE-PURCHASE) 20 wks Thu 7/28/16 Mon 12/19/16 14 16 GENERATOR SWITCHBOARD (?PRE-PURCHASE) 20 wks Thu 7/28/16 Mon 12/19/16 15SS 17 FUEL STORAGE TANK (? PRE-PURCHASE ) 16 wks Thu 7/28/16 Fri 11/18/16 15SS 18 STEAM BOILER 12 wks Thu 7/28/16 Fri 10/21/16 15SS 19 FUEL OIL PUMP 12 wks Thu 7/28/16 Fri 10/21/16 15SS
20 EXHAUST FANS/CIF’S 8 wks Thu 7/28/16 Thu 9/22/16 15SS 21 VAV’S/FPT’S (? PRE-PURCHASE/EARLY RELEASE TO MEET ROUGH IN 8 wks Thu 7/28/16 Thu 9/22/16 15SS SCHEUDLE) 22 HEAT PUMPS 10 wks Thu 7/28/16 Thu 10/6/16 15SS 23 PHOENIX VALVES (? PRE-PURCHASE/EARLY RELEASE TO MEET ROUGH-IN 10 wks Thu 7/28/16 Thu 10/6/16 15SS SCHEDULE) 24 STEAM HUMIDIFIERS 10 wks Thu 7/28/16 Thu 10/6/16 15SS 25 COILS 6 wks Thu 7/28/16 Thu 9/8/16 15SS 26 SOUND ATTENUATORS 6 wks Thu 7/28/16 Thu 9/8/16 15SS 27 HV-1 8 wks Thu 7/28/16 Thu 9/22/16 15SS 28 STAINLESS STEEL DIFFUSERS 8 wks Thu 7/28/16 Thu 9/22/16 15SS 29 RODI SKID 10 wks Thu 7/28/16 Thu 10/6/16 15SS 30 VAC SYSTEM 8 wks Thu 7/28/16 Thu 9/22/16 15SS 31 CA SYSTEM 8 wks Thu 7/28/16 Thu 9/22/16 15SS 32 PH NUETRALIZATION SYSTEM 10 wks Thu 7/28/16 Thu 10/6/16 15SS Task External Milestone Manual Summary Rollup Split Inactive Task Manual Summary Project: 50Hampshire8th floor fitout 31 Milestone Inactive Milestone Start-only Date: Thu 3/10/16 Summary Inactive Summary Finish-only Project Summary Manual Task Progress External Tasks Duration-only Deadline

ID Task Name Duration Start Finish Predecessors 2015 2016 2017 r r r r r r r r r r r 33 WATER HEATERS 8 wks Thu 7/28/16 Thu 9/22/16 15SS 34 LAB SINKS 8 wks Thu 7/28/16 Thu 9/22/16 15SS 35 LIGHTING 14 wks Thu 7/28/16 Fri 11/4/16 15SS 36 PANEL BOARDS 6 wks Thu 7/28/16 Thu 9/8/16 15SS 37 SUBMITTAL APPROVAL PROCESS FOR LAB COMPONENTS 3 wks Thu 7/7/16 Wed 7/27/16 10FS+4 wks 38 LAB CASEWORK 8 wks Thu 7/28/16 Thu 9/22/16 37 39 FUME HOODS/BSC’S 8 wks Thu 7/28/16 Thu 9/22/16 38SS 40 AUTOCLAVES 12 wks Thu 7/28/16 Fri 10/21/16 38SS 41 GLASS WASHERS 10 wks Thu 7/28/16 Thu 10/6/16 38SS 42 COLD ROOM 12 wks Thu 7/28/16 Fri 10/21/16 38SS 43 SUBMITTAL APPROVAL PROCESS FOR MISC FINISHES 4 wks Thu 7/28/16 Wed 8/24/16 12FS+3 wks 44 RUBBER FLOORING 8 wks Thu 8/25/16 Fri 10/21/16 43 45 CARPET 8 wks Thu 8/25/16 Fri 10/21/16 44SS 46 GLASS DOORS 8 wks Thu 8/25/16 Fri 10/21/16 44SS 47 MOTORIZED SHADES 8 wks Thu 8/25/16 Fri 10/21/16 44SS 48 GFRC COLUMN COVERS 8 wks Thu 8/25/16 Fri 10/21/16 44SS 49 ARMOUR COAT WALL PANELS 8 wks Thu 8/25/16 Fri 10/21/16 44SS 50 LOCKERS 8 wks Thu 8/25/16 Fri 10/21/16 44SS 51 WOOD DOORS 10 wks Thu 8/25/16 Fri 11/4/16 44SS 52 INTERIOR LAB FINISH CONSTRUCTION SUMMARY 191.5 days Wed 6/8/16 Wed 3/8/17 53 FLOOR 8 156.5 days Wed 6/8/16 Wed 1/18/17 54 MEP/FP COORDINATION 4 wks Wed 6/8/16 Wed 7/6/16 9 55 LAYOUT PARTITIONS/TOP TRACK INSTALL 3 wks Wed 6/22/16 Wed 7/13/16 54SS+2 wks,7 56 MEP/FP ABOVE CEILING ROUGH 5 wks Thu 7/7/16 Wed 8/10/16 54 57 PARTITION FRAMING/DOOR FRAMES/BLOCKING 2 wks Thu 8/4/16 Wed 8/17/16 56SS+4 wks 58 IN WALL ROUGH (INCLUDE SECURITY/AV/TELDATA/ATC) 3 wks Thu 8/11/16 Wed 8/31/16 57SS+1 wk 59 ROUGH WALL INSPECTIONS 1 day Thu 9/1/16 Thu 9/1/16 58 60 BOARD WALLS 2.5 wks Fri 9/2/16 Wed 9/21/16 59 61 TAPE/SAND WALLS 3 wks Mon 9/12/16 Fri 9/30/16 60SS+1 wk 62 PRIME PAINT WALLS 1 wk Wed 9/28/16 Wed 10/5/16 61SS+2.5 wks 63 SOFFIT/HARD CEILING FRAMING 1 wk Wed 9/21/16 Wed 9/28/16 60 64 MEP/FP ROUGHS TO SOFFITS/HARD CEILINGS 2 wks Wed 9/28/16 Thu 10/13/16 63 65 GWB SOFFITS/HARD CEILINGS 1 wk Thu 10/13/16 Thu 10/20/16 64 66 TAPE & SAND SOFFITS/HARD CEILINGS 2 wks Thu 10/20/16 Thu 11/3/16 65 Task External Milestone Manual Summary Rollup Split Inactive Task Manual Summary Project: 50Hampshire8th floor fitout 31 Milestone Inactive Milestone Start-only Date: Thu 3/10/16 Summary Inactive Summary Finish-only Project Summary Manual Task Progress External Tasks Duration-only Deadline

ID Task Name Duration Start Finish Predecessors 2015 2016 2017 r r r r r r r r r r r 67 GFRC COLUMN COVERS (INSTALL/TAPE/PAINT) 2 wks Thu 10/20/16 Thu 11/3/16 66SS 68 PRIME PAINT SOFFITS/HARD CEILINGS 1 wk Thu 11/3/16 Thu 11/10/16 67
69 CEILING GRID INSTALL (TERMINATIONS AT SOFFITS LATER) 3 wks Fri 9/30/16 Mon 10/24/16 62SS+2 days 70 LIGHTS/RGD’S/SP HEADS 4 wks Fri 10/7/16 Mon 11/7/16 69SS+1 wk 71 ABOVE CEILING INSPECTIONS 1 day Mon 11/7/16 Tue 11/8/16 70 72 CEILING TILES 2 wks Tue 11/8/16 Tue 11/22/16 71 73 TOUCH UP/FINISH PAINT WALLS/SOFFITS/CEILINGS 2 wks Tue 11/15/16 Wed 11/30/16 72SS+1 wk 74 ALUMINUM FRAMING @ GLASS WALLS/FIELD MEASURE 2 wks Tue 11/22/16 Wed 12/7/16 73SS+1 wk 75 FLOORING/BASE 3 wks Wed 11/30/16 Wed 12/21/16 74SS+1 wk 76 MILLWORK INSTALL (INCLUDE ARMOUR COAT PANELS) 2 wks Wed 12/14/16 Wed 12/28/16 75SS+2 wks 77 LAB CASEWORK/TOPS/SINKS/FUME HOODS/BSC’S INSTALL 4 wks Wed 12/14/16 Wed 1/11/17 76SS 78 COLD ROOM INSTALL 2 wks Wed 12/14/16 Wed 12/28/16 77SS 79 MEP CONNECTIONS TO LAB BENCHES/FUME HOOD’S/EQUIPMENT 3 wks Wed 12/21/16 Wed 1/11/17 77SS+1 wk 80 GLAZING 1 wk Wed 1/4/17 Wed 1/11/17 74FS+4 wks 81 DOORS/HARDWARE 2 wks Wed 1/4/17 Wed 1/18/17 80SS 82 MISC SPECIALTIES (FEC’S/FE’S/LOCKERS/CORNER 2 wks Wed 1/4/17 Wed 1/18/17 81SS GUARDS/SIGNAGE/WINDOW TREATMENTS/APPLIANCES) 83 MEP FINISHES 2 wks Wed 1/4/17 Wed 1/18/17 81SS 84 MECHANICAL LEVEL 1&2 + ROOFTOP 120 days Thu 8/25/16 Mon 2/13/17 85 INSTALL/ FLASH SLEEPERS AS REQUIRED FOR EXHAUST FANS E.T.C. 2 wks Fri 9/9/16 Thu 9/22/16 20FS-2 wks 86 INSTALL/FLASH ALL PIPE PENETRATIONS 2 wks Fri 9/23/16 Thu 10/6/16 85 (PLUMBING/ELECTRICAL/CONTROLS E.T.C.) 87 INSTALL/FLASH GENERATOR CURB 1 wk Fri 10/7/16 Fri 10/14/16 86 88 MEP ROUGH TO EQUIPMENT 6 wks Thu 8/25/16 Thu 10/6/16 90SS-6 wks 89 WATER HEATERS (INSTALL + TIE-IN) 8 wks Fri 9/23/16 Fri 11/18/16 33 90 RODI SKID (INSTALL + TIE-IN) 10 wks Fri 10/7/16 Mon 12/19/16 29 91 VAC SYSTEM (INSTALL + TIE-IN) 10 wks Fri 9/23/16 Mon 12/5/16 30 92 COMPRESSED AIR SYSTEM (INSTALL + TIE-IN) 10 wks Fri 9/23/16 Mon 12/5/16 31 93 STEAM BOILERS/ASSOCIATED FLUES (INSTALL + TIE-IN) 10 wks Mon 10/24/16 Mon 1/2/17 18 94 ROOF EXHAUST FANS (INSTALL + TIE-IN) 8 wks Fri 9/23/16 Fri 11/18/16 85
95 GENERATOR/ SWITCHBOARD (INSTALL + TIE-IN) 8 wks Tue 12/20/16 Mon 2/13/17 15 96 BONDING OF ALL NEW ROOF TOP EQUIPMENT TO LIGHTNING 2 wks Tue 1/31/17 Mon 2/13/17 95FS-2 wks PROTECTION SYSTEM 97 98 MEP SYSTEMS START-UP/BRINGING ON LINE/TAB OF WATER & AIR 4 wks Wed 1/4/17 Wed 2/1/17 83SS (BREAKOUT SCHEDULE LATER) Task External Milestone Manual Summary Rollup Split Inactive Task Manual Summary Project: 50Hampshire8th floor fitout 31 Milestone Inactive Milestone Start-only Date: Thu 3/10/16 Summary Inactive Summary Finish-only Project Summary Manual Task Progress External Tasks Duration-only Deadline

ID Task Name Duration Start Finish Predecessors 2015 2016 2017 r r r r r r r r r r r 99 100 COMMISSIONING/TRAINING (BREAKOUT SCHEDULE LATER) 4 wks Wed 1/18/17 Wed 2/15/17 98SS+2 wks 101 102 PUNCHLIST 35 days Wed 1/18/17 Wed 3/8/17 103 4th FLOOR- 35 days Wed 1/18/17 Wed 3/8/17 14 JMA CREATES/TRACKS WORK TO COMPLETE LIST 2 wks Wed 1/18/17 Wed 2/1/17 83 105 JMA CREATES/TRACKS PRE-PUNCH LIST 1 wk Wed 2/1/17 Wed 2/8/17 104 106 OWNER/CONSULTANTS CREATE PUNCHLIST (ADD TO JMA PRE-PUNCH) 1 wk Wed 2/8/17 Wed 2/15/17 105 107 JMA COMPLETES THE PUNCHLIST 2 wks Wed 2/15/17 Wed 3/1/17 106 108 FINAL SIGN-OFF 1 wk Wed 3/1/17 Wed 3/8/17 107
109 SUBSTANTIAL COMPLETION 0 days Thu 2/2/17 Thu 2/2/17 116 2/2 110 111 C OF O PROCESS 11 days Wed 1/18/17 Thu 2/2/17 112 FIRE DEPARTMENT TESTING 5 days Wed 1/18/17 Wed 1/25/17 83 113 PLUMBING FINAL 3 days Fri 1/20/17 Wed 1/25/17 112SS+2 days 114 ELECTRICAL FINAL 3 days Fri 1/20/17 Wed 1/25/17 113SS 115 BUILDING FINAL 3 days Wed 1/25/17 Mon 1/30/17 112,113,114 116 C OF O IN HAND 0 days Thu 2/2/17 Thu 2/2/17 115FS+3 days 2/2 Task External Milestone Manual Summary Rollup Split Inactive Task Manual Summary Project: 50Hampshire8th floor fitout 31 Milestone Inactive Milestone Start-only Date: Thu 3/10/16 Summary Inactive Summary Finish-only Project Summary Manual Task Progress External Tasks Duration-only Deadline

Attachment 2 to Work Letter

Approved Schematic Plans

[See attached]

CONSTRUCTION PLAN NOTES
ROOM SCHEDULE
LOBBY
RECEPTION
CIRCULATION
LABORATORY
OPEN OFFICE A
FREEZER FARM / TANK
MICROSCOPY
FLOW CYTOMETRY
TISSUE CULTURE A
TISSUE CULTURE B
TISSUE CULTURE D
RESTROOM 1
RESTROOM 2
STORAGE
WASTE STORAGE
WELLNESS
KITCHEN A
KITCHEN B
LOUNGE A
LOUNGE D
LG CONF A
LF CONF B
MED CONF A
MED CONF B
OPEN OFFICE B
OPEN OFFICE C
OPEN OFFICE D
OPEN OFFICE E
COPY A
COPY B
COPY C
HUDDLE B
HUDDLE C
HUDDLE D
TBD
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1 L8 OFFICE

BioMed Realty

**50 Hampshire Street**

**SURFACE ONCOLOGY**

50 Hampshire Street
Cambridge, MA

**FIT PLAN**

**ARROWSTREET**
ARCHITECTURE & DESIGN

Project Number

Author

Checker

Issue date

Revisions

Drawing Title

**8TH FLOOR FIT PLAN**

SCALE

Drawing Number

A2.01

Inc . CONSTRUCTION PLAN NOTES Arrowstreet 1. ALL WORK TO COMPLY WITH FEDERAL, STATE, AND LOCAL BUILDING CODES AND REGULATIONS.PARTITION TYPES ARE 1E UNLESS OTHERWISE NOTED. A 2. PROVIDE RATED PARTITIONS AT ALL STAIR AND ELEVATOR SHAFTS. 3. DETAILS AND SECTIONS ON THE DRAWINGS ARE SHOWN AT SPECIFIC LOCATIONS. DETAILS NOTED AS TYPICAL Copyright IMPLY ALL CONDITIONS TREATED SIMILARLY; MODIFICATIONS TO BE MADE BY CONTRACTOR TO ACCOMMODATE MINOR VARIATION. © 4. ALL DIMENSIONS ARE TO FINISHED FACE OF WALL U.O.N., NOT INCLUDING WALL TILE OR DECORATIVE TRIM. B 5. DRAWINGS ARE NOT TO BE SCALED. VERIFY ANY MISSING OR CONFLICTING WRITTEN INFORMATION WITH ARCHITECT PRIOR TO CONSTRUCTION. 6. NOTIFY ARCHITECT OF CONDITIONS WHERE CLEAR OR CRITICAL DIMENSIONS ARE DESIGNATED BUT CANNOT BE MET OR WHERE THE CORRIDOR / AISLE WIDTH CANNOT MEET THE MINIMUM REQUIREMENTS. PULL DOWN SCREEN 7. MAINTAIN FINISHED FLOOR BASE ELEVATION THROUGHOUT THE CONTRACT AREA, SUCH THAT ALL DIMENSIONS INDICATED AS ABOVE FINISHED FLOOR ARE AT THE SAME ELEVATION. BUILDING LEVEL ELEVATIONS REFER TO TOP OF STRUCTURAL SLAB / DECK. B2 8. ALL DOORS TO BE A MINIMUM OF 6 INCHES FROM THE NEAREST PERPENDICULAR PARTITION, U.O.N. 9. PROVIDE TEMPERED GLASS IN LOCATIONS REQUIRED BY CODE. FLOOR BOX 10. REVIEW LAYOUTS FOR PARTITIONS IN FIELD WITH ARCHITECT PRIOR TO THE START OF CONSTRUCTION. 11. PATCH AND REPAIR ALL FIRE PROOFING AT BUILDING STRUCTURE, WHERE MISSING OR DAMAGED, TO MAINTAIN REQUIRED FIRE RATING. SEE CODE SUMMARY NARRATIVE. C MED CONF A 12. PENETRATIONS IN GYPSUM BOARD CONSTRUCTION ABOVE FINISHED CEILING SHALL BE EFFECTIVELY SEALED TO PREVENT SOUND LEAKAGE AT ACOUSTICAL PARTITIONS, U.O.N. 004 13. PROVIDE VERTICAL CONTROL JOINTS IN GWB EVERY LINEAR 30’-0”. VERIFY LOCATION WITH ARCHITECT, U.O.N. 14. PROVIDE FIRE EXTINGUISHERS (WITH RECESSED CABINETS WHERE INDICATED) IN QUANTITIES AND LOCATIONS ON OPEN OFFICE B DWGS (MIN 1/6000 SQ. FT. AND 75’-0” MAX TRAVEL DISTANCE). REVIEW FINAL LOCATIONS WITH THE ARCHITECT PRIOR TO START OF CONSTRUCTION. PARTITION DEPTH AT FIRE EXTINGUISHER CABINET LOCATIONS TO 034 ACCOMMODATE FULL CONCEALMENT OF RECESSED CABINETS, U.O.N. FOR CONTINUITY OF RATED CONSTRUCTION. LOUNGE B 15. THE CONTRACTOR SHALL PROVIDE AND COORDINATE PLACEMENT OF FIRE RATED BLOCKING AT ALL LOCATIONS KITCHEN A OF ITEMS TO BE MOUNTED TO WALLS OR CEILING THROUGHOUT LIMIT OF WORK, PRIOR TO CLOSING WALLS, PROJECTOR 013 CUSTOM GRAPHIC EXISTING U.O.N. 010 WALL COVERING SHAFT 16. ALIGN CENTERLINES OF ALL FIRE EXTINGUISHERR CABINETS AND MEP-FP DEVICES ON WALLS ON THE SAME D LOATIONS.. CUSTOM GRAPHIC 17. INDICATED PARTITION TYPES ARE CONTINUES ABOVE/BELOW DOOR AND WINDOW OPENINGS AND AROUND HUDDLE B PH E PH D CIRCULATION WALL COVERING COPY A CORNERS UNTIL INTERSECTING WITH A DIFFERENT TYPE. WHERE PARTITIONS INTERSECT AT “T”, THE INDICATED PH C PH B PH A TYPE RUNS ACROSS THE “T” UNLESS NOTED OTHERWISE. 007 CUSTOM GRAPHIC 020 019 040 027 OPEN OFFICE A WALL COVERING 018 017 016 033 FLOOR BOX LOUNGE C LOUNGE A FLOOR PLAN LEGEND 014 STORAGE 012 HUDDLE A HUDDLE C 038 LIMIT ARCHITECTURAL SCOPE RECEPTION 006 CR COPY C 008 NEW CONSTRUCTION 001 EXISTING CONSTRUCTION 028 D2 CUSTOM GRAPHIC WALL COVERING LG CONF A TISSUE 002 CULTURE A E 100 STORAGE ROOM SCHEDULE 032 FLOOR BOX Number Name Area Comments OPEN OFFICE C L8 OFFICE 035 CR 001 RECEPTION 235 SF 002 LG CONF A 478 SF Conference room 16 seats LOBBY CUSTOM GRAPHIC WALL 003 LF CONF B 276 SF Conference room 10 seats 201 COVERING 004 MED CONF A 255 SF Conference room 10 seats 005 MED CONF B 208 SF Conference room 8 seats 006 HUDDLE A 158 SF 7 seats TISSUE 007 HUDDLE B 177 SF 6 seats CULTURE B 008 HUDDLE C 115 SF 6 seats IT A 101 009 HUDDLE D 136 SF 7 seats 010 KITCHEN A 659 SF 030 WASTE 011 KITCHEN B 138 SF CR WELLNESS STORAGE 012 LOUNGE A 103 SF 013 LOUNGE B 34 SF 026 106 F 014 LOUNGE C 26 SF 015 LOUNGE D 115 SF CR CR CIRCULATION 016 PH A 31 SF Phone room 1 seat RESTROOM 1 115 LABORATORY 017 PH B 30 SF Phone room 1 seat 018 PH C 30 SF Phone room 1 seat 202 111 019 PH D 52 SF Phone room 2 seats 020 PH E 53 SF Phone room 2 seats PH J PH I 021 PH F 29 SF Phone room 1 seat 022 PH G 28 SF Phone room 1 seat 025 024 TISSUE 023 PH H 51 SF Phone room 2 seats FLOW 024 PH I 59 SF Phone room 2 seats CULTURE C 025 PH J 59 SF Phone room 2 seats 102 CYTOMETRY 026 WELLNESS 67 SF 105 027 COPY A 16 SF CIRCULATION 028 COPY C 16 SF RECEPTION 029 COPY B 18 SF RESTROOM 2 114 030 IT A 74 SF 039 203 031 IT B 74 SF STORAGE / ICE 032 STORAGE 99 SF 104 033 OPEN OFFICE A 1727 SF 28 workstations + 3 seats 034 OPEN OFFICE B 849 SF 12 workstations G 035 OPEN OFFICE C 1206 SF 22 workstations 036 OPEN OFFICE D 1537 SF 22 workstations 037 OPEN OFFICE E 1410 SF 14 workstations 038 STORAGE 30 SF OPEN OFFICE D CR MICROSCOPY FREEZER FARM / 039 RECEPTION 268 SF 036 TANK 108 040 CIRCULATION 1124 SF 041 CIRCULATION 280 SF 107 100 TISSUE CULTURE A 543 SF 101 TISSUE CULTURE B 526 SF 102 TISSUE CULTURE C 224 SF CIRCULATION CR CIRCULATION 103 TISSUE CULTURE D 296 SF 104 STORAGE / ICE 146 SF 041 116 105 FLOW CYTOMETRY 285 SF 106 WASTE STORAGE 110 SF HUDDLE D 107 FREEZER FARM / TANK 507 SF 108 MICROSCOPY 193 SF 009 IT B PH H 109 TBD 222 SF 110 TBD 513 SF 031 023 TBD 111 LABORATORY 2355 SF 112 LABORATORY 1496 SF 109 113 LABORATORY 484 SF H 114 CIRCULATION 207 SF 115 CIRCULATION 303 SF KITCHEN B 116 CIRCULATION 704 SF 011 MED CONF B PH G TBD TISSUE 201 LOBBY 1162 SF 005 022 202 RESTROOM 1 279 SF 110 CULTURE D 203 RESTROOM 2 271 SF FLOOR BOX 103 PH F 021

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1 L8 OFFICE Ceiling Plan

## REFLECTED CEILING PLAN NOTES

| Ceiling Schedule | | | |
|---|---|---|---|
| Family and Type | Area | Type Mark | Height Offset From Level |
| [illegible] | [illegible] | [illegible] | [illegible] |

BioMed Realty

**50 Hampshire Street**

**SURFACE ONCOLOGY**

50 Hampshire Street
Cambridge, MA

**FIT PLAN**

**ARROWSTREET**
ARCHITECTURE & DESIGN

| | |
|---|---|
| Project Number | 16010 |
| Author | HT |
| Checker | CA |
| Issue date | 04/06/2018 |

Revisions

| No. | Date | Description |
|---|---|---|

Drawing Title

**8TH FLOOR REFLECTED CEILING PLAN**

SCALE 1/8" = 1'-0"

Drawing Number

**A2.20**

REFLECTED CEILING PLAN NOTES 1. REFER TO THE ROOM FINISH SCHEDULE FOR CEILING FINISH INFORMATION. 2. CENTER FULL TILES IN ROOM (BOTH DIRECTION) AS INDICATED ON DRAWING, U.O.N. 3. THE REFLECTED CEILING PLAN INDICATES THE LOCATION OF CEILING HEIGHTS, LIGHT FIXTURES, SWITCH LOCATIONS, AND ASSOCIATED ITEMS. REFER TO ENGINEERING DRAWINGS FOR CIRCUITING, WIRING LAYOUT, AND ADDITION INFORMATION. ALL MEP/FP DEVICE LOCATIONS NOT SHOWN ON DRAWINGS, OR IN CONFLICT WITH MEP/FP DRAWINGS ARE TO BE COORDINATED WITH THE ARCHITECT PRIOR TO INSTALLATION. IN THE EVENT OF DISCREPANCIES BETWEEN THE ARCHITECT’S REFLECTED CEILING PLAN AND THE ENGINEERS’ PLANS, IMMEDIATELY NOTIFY THE ARCHITECT IN WRITING BEFORE ORDERING MATERIALS OR PROCEEDING WITH WORK. 4. WITHIN A ROOM OR AREA, THE CONTRACTOR SHALL ESTABLISH A SINGLE FLOOR ELEVATION THAT IS TO BE USED AS THE ORIGIN FOR ALL CEILING HEIGHTS ABOVE FINISHED FLOOR. 5. VERIFY FIELD CONDITIONS AND LOCATIONS OF ALL MEP/FP AND STRUCTURAL ELEMENTS. CONTRACTOR TO COORDINATE THE WORK OF ALL TRADES NECESSARY TO MAINTAIN THE FINISHED CEILING HEIGHTS INDICATED. INSTALL DUCTWORK TIGHT TO UNDERSIDE OF BEAMS, FLOOR SLABS AND ROOF SLABS WITH A SMALL SPACE TO AVOID VIBRATION. INSTALLATION AND/OR ALTERATION OF DUCTING, PIPING OR OTHER EQUIPMENT THAT WILL REQUIRE FASCIAS, SOFFITS AND OTHER TRANSITIONS IN CEILING HEIGHT SHALL BE REVIEWED WITH THE ARCHITECT PRIOR TO PROCEEDING. CONTRACTOR TO PROVIDE COMPLETE COORDINATION DRAWINGS FOR THE ARCHITECT AND ENGINEER’S REVIEW. 6. ALL FIXTURES AND DEVICES TO BE UNDERWRITERS LABORATORIES INC. (UL) LABELED.
7. CEILING MOUNTED FIXTURES, REGISTERS, SPEAKERS, AND LIFE-SAFETY DEVICES TO BE LOCATED IN THE CENTER OF CEILING TILE IN BOTH DIRECTIONS AND TO ALIGN WITH ADJACENT FIXTURES, DEVICES, OR HEADS IN A RUN OR IN A ROW, U.O.N. 8. PROVIDE BLOCKING ABOVE CEILING REQUIRED FOR ALL CEILING MOUNTED EQUIPMENT. PROVIDE ADDITIONAL SUPPORT FOR LIGHT FIXTURES AS RECOMMENDED BY MANUFACTURER.

9.	CONTRACTOR TO VERIFY ALL PENDANT FIXTURE HEIGHTS WITH ARCHITECT PRIOR TO INSTALLATION.

10. SYSTEMS AND EQUIPMENT REQUIRING ACCESS SHALL BE LOCATED AT ACCESSIBLE CEILINGS. ACCESS PANELS SHALL NOT BE INSTALLED IN GWB CEILINGS WITHOUT PRIOR APPROVAL. 11. PROVIDE DROPPED LIGHT FIXTURES IN OPEN EXPOSED CEILINGS. 12. PROVIDE PENDANT DIRECT/INDIRECT FIXTURES IN OPEN OFFICE AREAS. 13. PROVIDE DIRECT/INDIRECT PENDANT FIXTURES IN LABORATORY BENCHING AREAS. 14. SPECIALITY LIGHTING IN CONFERENCE ROOMS, HUDDLES, KITCHEN, LOBBY, RECEPTION AND LOUNGE AREAS. 15. NEW DRYWALL CEILING IN BATHROOMS WITH LIGHTING DOWNLIGHTS. 16. PROVIDE IN LABORATORIES AREAS CORRIDORS 2’x2” INDIRECT LIGHT FIXTURES. 17. PROVIDE ACOUSTIC SPAY ON TO EXISTING EXPOSED CEILINGS.
FLOOR PLAN LEGEND LIMIT ARCHITECTURAL SCOPE NEW CONSTRUCTION EXISTING CONSTRUCTION CUSTOM GRAPHIC WALL COVERING CEILING LEGEND - CEILING HEIGHT GWB CEILING 5/8” ON MTL STUD ACT CEILING SYSTEM 2’X2’ ACT CEILING SYSTEM 4’X4’ AT CONFERENCE ROOMS NO CEILING EXPOSED TO STRUCTURE
SPECIALITY LIGHTING FIXTURES OPEN CEILING PENDANT LIGHTING FIXTURES Ceiling Schedule Family and Type Area Type Mark Height Offset From Level Compound Ceiling: 2’ x 2’ ACT System 1496 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 703 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 287 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 207 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 285 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 146 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 193 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 507 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 224 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 303 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 222 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 296 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 67 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 110 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 526 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 543 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 74 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 99 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 1459 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 1802 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 59 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 59 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 1186 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 651 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 958 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 156 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 97 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 74 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 87 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 41 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 96 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 2355 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 274 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 168 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 186 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 21 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 11 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 1083 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 21 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 258 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 301 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 95 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 293 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 19 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 63 SF ACT 2X2 9’ - 0” Compound Ceiling: 2’ x 2’ ACT System 18 SF ACT 2X2 9’ - 0” 18177 SF Compound Ceiling: 4’ x 4’ ACT System 96 SF ACT 4X4 9’ - 0” Compound Ceiling: 4’ x 4’ ACT System 96 SF ACT 4X4 9’ - 0” Compound Ceiling: 4’ x 4’ ACT System 96 SF ACT 4X4 9’ - 0” Compound Ceiling: 4’ x 4’ ACT System 284 SF ACT 4X4 9’ - 0” 572 SF
Compound Ceiling: 5/8” GWB on Mtl. Stud 83 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 52 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 280 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 18 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 214 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 305 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 40 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 112 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 34 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 147 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 165 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 666 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 12 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 21 SF GWB 9’ - 0” Compound Ceiling: 5/8” GWB on Mtl. Stud 75 SF GWB 9’ - 0” 2223 SF

1 L8 OFFICE Floor Finishes

| Floor Finishes Schedule | | | |
|---|---|---|---|
| Family and Type | Area | Function | Type Mark |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| | [illegible] | | |
| [illegible] | [illegible] | [illegible] | [illegible] |
| | [illegible] | | |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| | [illegible] | | |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] |
| | [illegible] | | |

BioMed Realty

**50 Hampshire Street**

**SURFACE ONCOLOGY**

50 Hampshire Street
Cambridge, MA

**FIT PLAN**

**ARROWSTREET**
ARCHITECTURE & DESIGN

Drawing Title

**8TH FLOOR FINISHES PLAN**

SCALE: As indicated

Drawing Number

**A5.01**

1. ALL DIMENSIONS AND CONDITIONS SHALL BE FIELD VERIFIED, AND THE ARCHITECT SHALL BE NOTIFIED OF
INCONSISTENCIES IMMEDIATELY UPON DISCOVERY AND BEFORE PROCEEDING WITH THE WORK. 2. DIMENSIONS ARE TAKEN FROM FACE OF FINISHES AND FROM COLUMN CENTER LINES UNLESS OTHERWISE NOTED.
3. ALL INDICATIONS AND NOTATIONS ON THE DRAWINGS WHICH APPLY TO ONE AREA, COMPONENT OR CONDITION SHALL APPLY TO ALL OTHER SIMILAR AREAS, COMPONENTS AND CONDITIONS, UNLESS CLEARLY INDICATED OTHERWISE. 4. VERIFY EXISTING CONDITIONS IN THE FIELD PRIOR TO DEMOLITION OR INSTALLATION OF NEW CONSTRUCTION. REPORT DISCREPANCIES TO THE ARCHITECT IMMEDIATELY. DO NOT PROCEED WITHOUT AUTHORIZATION FROM ARCHITECT. 5. EGRESS: MAINTAIN PATHS OF EMERGENCY EGRESS. PROVIDE DOORS, EXIT SIGNS, AND LIGHTING AS REQUIRED BY AUTHORITIES HAVING JURISDICTION.
6. EXAMINE SUBSTRATE, AREAS, AND CONDITIONS FOR COMPLIANCE WITH REQUIREMENTS FOR INSTALLATION
TOLERANCES AND OTHER CONDITIONS AFFECTING PERFORMANCE. 7. COMPLY WITH MANUFACTURER’S PRINTED INSTRUCTIONS AND WITH CURRENT, GENERALLY ACCEPTED INDUSTRY STANDARDS UNLESS MORE STRINGENT REQUIREMENTS ARE SHOWN IN THE CONTRACT DOCUMENTS. 8. TAKE FIELD MEASUREMENTS BEFORE FABRICATION WORK TO ENSURE THAT COMPONENTS FIT TOGETHER PROPERLY. 9. INSTALL WORK IN LOCATIONS SHOWN, ACCURATELY IN ALIGNMENT TO INDICATED LINES AND LEVELS. 10. MAKE JOINTS UNIFORM OF WIDTH. WHERE JOINT LOCATIONS IN EXPOSED WORK ARE NOT INDICATED, ARRANGE JOINTS FOR THE BEST VISUAL EFFECT AS DETERMNED BY ARCHITECT. FIT EXPOSED CONNECTIONS TOGETHER TO FORM HAIRLINE JOINTS. 11. COORDINATE LOCATIONS OF EXPOSED WALL MOUNTED MECHANICAL AND ELECTRICAL DEVICES, SUCH AS LIGHT SWITCHES, THERMOSTATS, AND RECEPTACLES, TO ALIGN DEVICES HORIZONTALLY AND VERTICALLY. WHEN IN DOUBT, SUBMIT DRAWING SHOWING PROPOSED LOCATIONS TO THE ARCHITECT FOR COMMENT. 12. PROVIDE SUITABLE CONCEALED BLOCKING OR METAL STRAPPING FOR EACH ITEM ATTACHED TO A WALL AND CEILING SURFACES REGARDLESS OF WHETHER BLOCKING IN INDICATED ON DRAWINGS. PROVIDE FIRE RATED BLOCKING AND FASTENING SUFFICIENT TO SUSTAIN LOADS IMPOSED BY ATTACHED ITEM. 13. WHERE MOUTNING HEIGHTS ARE NOT INDICATED, MOUNT COMPONENTS AT HEIGHTS DIRECTED BY ARCHITECT. 14. FIRE-RATED ASSEMBLIES SHALL BE INSTALLED, LABELED, AND INSPECTED ACCODRING TO APPLICABLE BUILDING CODES. IF RATED ASSEMBLIES ARE ALTERED, EXISTINGS RATINGS SHALL BE MAINTAINED BY GENERAL CONTRACTOR. LEAVE FIRE-RATED ASSEMBLY LABELS ON INSTALLED WORK. FLOOR PLAN LEGEND LIMIT ARCHITECTURAL SCOPE NEW CONSTRUCTION EXISTING CONSTRUCTION
CUSTOM GRAPHIC WALL COVERING FLOOR FINISHES LEGEND - FLOOR FINISH MARK CARPET-1 1/4” LVT-1 1/4” VCT-1 1/4” TILE-1 1/4” EPOXY-1 Floor Finishes Schedule Family and Type Area Function Type Mark
Floor: CARPET -1 385 SF Interior CPT-1 Floor: CARPET -1 9969 SF Interior CPT-1 Floor: CARPET -1 223 SF Interior CPT-1 10577 SF Floor: EPOXY -1 110 SF Interior EPO-1 110 SF Floor: LVT-1 199 SF Interior LVT-1 Floor: LVT-1 730 SF Interior LVT-1 Floor: LVT-1 1599 SF Interior LVT-1 2528 SF Floor: VCT -1 2356 SF Interior VCT-1 Floor: VCT -1 545 SF Interior VCT-1 Floor: VCT -1 526 SF Interior VCT-1 Floor: VCT -1 311 SF Interior VCT-1 Floor: VCT -1 67 SF Interior VCT-1 Floor: VCT -1 285 SF Interior VCT-1 Floor: VCT -1 193 SF Interior VCT-1 Floor: VCT -1 146 SF Interior VCT-1 Floor: VCT -1 224 SF Interior VCT-1 Floor: VCT -1 507 SF Interior VCT-1 Floor: VCT -1 214 SF Interior VCT-1 Floor: VCT -1 222 SF Interior VCT-1 Floor: VCT -1 295 SF Interior VCT-1 Floor: VCT -1 1500 SF Interior VCT-1 Floor: VCT -1 705 SF Interior VCT-1 Floor: VCT -1 737 SF Interior VCT-1 Floor: VCT -1 99 SF Interior VCT-1 Floor: VCT -1 74 SF Interior VCT-1 9006 SF

www.aha-engineers.com

MEMORANDUM

To:	Chris Brown (JMA)
Tim Stoll at BMR

From:	Joe Kazlauskas and Bob Andrews

Date:	April 13, 2016 Revised

Subject:	50 Hampshire Street, Cambridge
Surface Oncology MEP Scope of Work

The intent of the below mechanical /electrical scope of work description is to capture the tenant improvement alterations for Surface Oncology based on the fit plan prepared by Arrowstreet dated 4/5/16, plus the equipment list dated 4/1/16 and our meeting on 4/12/16:

Fire Protection:

•	Provide new sprinkler heads for tenant and common areas

•	Rework branch lines to accommodate new head locations

•	Existing mains to remain

Fire Alarm:

•	Provide new devices to suit new tenant and common areas

•	Extend cabling from existing system

•	Provide additional modules needed to support new devices and interlocks needed

Plumbing

•	In kitchen areas, provide cold water, domestic waste and vent, with an electric instant hot heater for hot water. Provide a cold water tap with filter for coffee maker and water system. Alternate price to provide cold water to refrigerator ice maker, and hot/cold to dishwasher in large kitchen with 30 gal electric water heater.

•	Provide compressed air (1”) and vacuum (2”) distribution system to ceiling panels, closed labs equipment on equipment list (11 air, 10 vac) and 2 fume hoods.

•	Each ceiling panel will have (1) CA and (1) Vac quick disconnect connections

•	The large exterior lab will have (6) ceiling panels

•	Small exterior lab will have (4) ceiling panels

•	Large exterior lab will have three emergency shower / eyewash stations

•	Small exterior lab will have two emergency shower /eyewash stations

Lexington, MA:	Cambridge, MA:	Atlanta, GA:	Washington, DC:
24 Hartwell Avenue Third Floor Lexington, MA 02421	700 Technology Square Suite 402 Cambridge, MA 02139	1801 Old Alabama Road Suite 125 Roswell, GA 30076	3000 Wilson Boulevard Suite 210 Arlington, VA 22201
T 781-372-3000 F 781-372-3100	T 781-372-3000	T 770-992-8585 F 770-992-6902	T 571-451-1940

Surface Scope of Work

April 7, 2016

•	RO loop (1 1⁄4“) with drops at each lab sink, along with non-potable hot/cold, lab waste and vent

•	Tissue culture labs will have (4) Vac drops and (4) CO2 drops into BSCs with turrets

•	Small exterior lab without benching, TBD labs, microscopy, and flow cytometry will have (2) CA and (2) Vac drops down the wall.

•	Storage will have cold water with filter and floor drain waste for ice machine

•	Tank room will have CO2 manifold and bottles for distribution to incubators (10 CO2 drops, including drops to incubators)

•	Fire wrap all lab waste piping in the 7th floor ceiling space, due to return air plenum

•	Any N2 needed will be local supply with point-of-use canisters or dewars.

•	TBD Lab will receive NPCW, NPHW, Lab waste, and Lab vent for future sink.

HVAC:

•	Office area provide fan powered terminal units with hot water reheat to exterior zones and VAV with reheat to interior zones, connected to the existing base building main ductwork and piping loops, based on zone layout delivered by AHA on April 6, 2016

•	Exterior office zones shall include:

•	Large conference room B

•	Huddle room B

•	Main kitchen A

•	Medium conference room A

•	Two zones for corner open office area A

•	Four addition zones for remaining open office area B, C, D, & E

•	Interior office zones shall include:

•	(3) Huddle rooms A, C, & D

•	(2) Reception areas

•	Medium conference room B

•	Large conference room A

•	Phone rooms

•	Common hallways

•	(6) additional interior zones for open office space

•	Provide new supply air, exhaust air, chilled and hot water mains from the new lab core shell systems to serve the lab areas based on the lab area zone layout

•	Tissue culture A & B shall have (1) supply air valve with reheat, (1) exhaust air valve, (1) cooling only cassette type fan coil units. Tissue culture C & D shall have (1) supply air valve with reheat, (1) exhaust air valve, (1) cooling only cassette type fan coil unit for each room.

•	TBD labs, small exterior lab without benching, flow cytometry, microscopy, waste storage, tank area, storage/ice, and lab corridors shall have (1) supply air valve with reheat, (1) exhaust air valve each

•	Freezer farm shall have (1) supply air valve with reheat, (1) exhaust air valve, and (2) 3 ton cooling only split systems on generator power

•	Large exterior lab shall have (4) supply air valve with reheat, (3) exhaust air valve, (4) cooling only cassette type fan coil units

•	Small exterior lab shall have (2) supply air valve with reheat, (2) exhaust air valve, (2) cooling only cassette type fan coil units

•	Lab 113 shall have (1) supply air valve with reheat, (1) exhaust air valve.

Surface Scope of Work

April 7, 2016

•	IT room A shall have two wall mounted 2 ton split system fan coils on generator power. IT room B shall have one 500 CFM ceiling type box fan ducted to ceiling plenum on generator power.

Electrical:

•	Provide office and lab lighting throughout

•	Provide exit signs and emergency lighting connected to the base building life safety generator throughout

•	Each group of work stations shall have an 8 wire system, 3 circuit power feed and T/D drop.

•	Each phone room shall have (1) outlet, (1) T/D

•	Huddle rooms (3) outlets, (3) T/D

•	Main kitchen power for appliances (refrigerator, coffee maker, water filter dispenser, microwave), (3) T/D, (4) convenience outlets. Small kitchen same, but two convenience outlets.

•	Each printer copier area (2) duplex outlets, (2) T/D

•	Large conference rooms (6) outlets, (6) T/D, center floor box, and power and TD to flat screen, AV conduits

•	Reception areas shall have (4) outlets, (4) T/D

•	Open office areas shall have convenience outlets, one per 20 feet

•	See plumbing for quantity of ceiling panels, each ceiling panel shall have (2) dedicated 20 amp circuits, (2) T/D boxes, (4) receptacles

•	Interior wall of all exterior labs shall have an outlet every 3 feet, with every third outlet on generator power, all will be 20 amp dedicated circuits

•	Tissue culture shall have (4) dedicated 20 amp circuits for BSC’s, (4) dedicated generator power 20 amp circuits for incubators, and an additional (8) misc. circuits

•	TBD labs, flow cytometry, microscopy, shall have (10) 20 amp circuits in each lab

•	Freezer farm shall have (24) dedicated 20 amp generator power circuits, one every 3 feet along the perimeter wall, and an allocation for some center circuits

•	Tank area shall have manifold circuits on generator power and (2) convenience outlets

•	Waste area and storage/ice shall have (2) convenience outlets and power for the ice machine

•	Corridors shall have convenience outlets every 50 feet

•	IT room A shall have 2 quad outlets, four circuits, fed from generator power. IT room B shall have 1 quad outlet, two circuits, fed from generator power.

End of MEP Scope

MORIARTY

50 HAMPSHIRE 8TH FLOOR

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

TRADE	TOTAL JMA 4/25/2016	TOTAL JMA 4/15/2016

TRADES
DEMO
CONCRETE
MASONRY
STRUCTURAL / MISC IRON
FINISH CARPENTRY
ROOFING
SOFP
DOORS
GLASS & GLAZING
DRYWALL
PORCELAIN TILE / INTERIOR STONE
ACT
EPOXY FLOORING
CARPET & RESILIENT
PAINTING
SPECIALTIES
EQUIPMENT
FURNISHINGS / LAB CASEWORK
HOIST OPERATORS
FIRE PROTECTION
PLUMBING
HVAC
ATC
ELECTRICAL
TEL/DATA - AV - SECURITY

SUBTOTAL DIRECT COST

SUBGUARD (1.15%)
DESIGN CONTINGENCY
MISC PERMITS & FEES ALLOW
UTILITY CONSUMPTION ALLOW
GENERAL CONDITIONS / JOB COSTS
BUILDING PERMIT (1.5%)
GL INSURANCE (1.1%)
CONSTRUCTION CONTINGENCY (3.0%)
FEE (3.0%)
GC BOND

GRAND TOTAL CONSTRUCTION
	JMA 4/15/16	JMA 4/15/16
	ESTIMATE	ESTIMATE

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

VE SCOPE VERSION

AREA STUDY		GSF	28035
8TH FLOOR
OFFICE		14,100
LAB		10,200
CORE SHELL EXISTING		2,220

	TOTAL	26,520

TRADE	ITEM	QTY	UNIT	U.P.	COST	TOTAL

DEMOLITION
MISC RELOCATES / DEMOLITION

SUBTOTAL DEMOLITION

CONCRETE

SUBTOTAL CONCRETE

MASONRY

SUBTOTAL MASONRY

STRUCTURAL / MISC IRON WORK
MISC STRUCT / PADS

ALLOW FOR BEAM PENS

SUBTOTAL STRUCTURAL / MISC IRON WORK

FINISH CARPENTRY:
WALL BASE

SOLID SURFACE WINDOW SILLS IN LAB

SOLID SURFACE WINDOW SILLS IN OFFICE

ELEVATOR LOBBY UPGRADE

CONFERENCE ROOM MILLWORK

CAFE MILLWORK
UPPERS
LOWERS
TOPS
ISLAND
TOPS
OTHER MILLWORK / BUILT-INS

COPY ROOM BUILT INS
UPPERS / LOWERS
TOPS

STORAGE ROOM SHELVING

PHONE ROOM

WELLNESS ROOM TOPS
OPEN AREABENCHES

FEATURE WALL

CONFERENCE / PRIVATE OFFICE MILLWORK

LOCKERS

RECEPTION DESK

2

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

VE SCOPE VERSION

COAT CLOSETS

SUBTOTAL FINISH CARPENTRY

ROOFING

SUBTOTAL ROOFING

SOFP
FIREPROOFING PATCHING
K13 ACCOUSTIC COLORED SPRAY INSULATION

SUBTOTAL SOFP

DOORS (WOOD WITH HALF LITE)
OFFICE DOORS
LAB SINGLES
LAB DOUBLES/SINGLE AND HALF

CARDREADER HWARDWARE AND POWER SUPPLY

CAPTURED ALUMINUM FRAMING SYSTEM ( SIMILAR TO FRAMEWORKS )
CAPTURED ALUMINUM FRAMING SYSTEM LAB TRANSOMS ( SIMILAR TO FRAMEWORKS )

SUBTOTAL DOORS

GLASS AND GLAZING
STOREFRONT
AREA

1/4” MAX THICK GLASS IN CAPTURED ALUMINUM FRAMING 1/4” MAX THICK GLASS IN CAPTURED ALUMINUM FRAMING AT LAB TRANSOMS
BUTT GALZED RETURN PIECE AT PHONE /HUDDLE ROOMS

GLASS DOORS
GLASS SLIDERS

MISC GLAZING
VISION PANELS
HALF
FILM

SUBTOTAL GLASS AND GLAZING

DRYWALL
PARTITIONS
EXTERIOR WALL
ABOVE AND BELOW PUNCH WINDOWS
FURRING WALL BETWEEN WINDOWS
COLUMN ENCASEMENTS
GFRG
FULL HGT WALLS 6 “ ABOVE FIN CEILING
SHAFT WALLS 5% NOT SHOWN
ABOVE RACO FRAMING
ALT TO FULL HGT ILO OF ABOVE
BLOCKING
MISC. BLOCKING
PLYWOOD WALLS AT TELEDATA
BLOCKING AT PHONE ROOMS / OFFICES
BLOCKING AT KITCHENS
BLOCKING AT PLUMBING WALL OUTLETS
BLOCKING AT CONFERENCE ROOMS
BLOCKING AT LAB WALL SHELVING

LEVEL 5 FINISH AT IDEA PAINT AND FELZ

CEILINGS SOFFITS
CEILINGS
AT LAB ROOMS W/EPOXY FLOORS
AT ELEVATOR LOBBIES

3

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

VE SCOPE VERSION

AT CAFÉ SPACE

SOFFITS AT ACT TRANSITIONS
SOFFITS AT EXTERIOR WALL
SOFFITS AT TRANSITION TO OPEN CEILING AREA
RECESSED POCKET FOR MECHOSHADES

MISC
CUT AND PATCH EXISTING SHAFT WALLS
INSTALL RECESSED FIRE EXTINGUISHER CABS
INSTALL HM FRAMES
INSTALL CORNER GUARDS
REVEAL/PICTURE FRAME HANGERS
SUBTOTAL DRYWALL

INTERIOR STONE & TILE
AT ELEVATOR LOBBIES
BACKSPLASH AT CAFÉ / KITCHENETTE

HOLD FOR FLOOR PREP
HOLD FOR MOISTURE MITIGATION
HOLD FOR PROTECTION
SUBTOTAL STONE & TILE WORK

ACT
ACT- 2X2 ACOUSTIC TILE AT OFFICE AREAS/LAB AREAS ( BLENDED RATE )
ACT -2 X 2 AT LAB AREAS
ACT-3 GASKETED AT TC LAB AND PROCEDURE
ACT 4X4 AT CONFERENCE ROOMS

HOLD FOR TRANSITIONS/TRIM/CUT AROUND DIFFUSERS, ETC
HOLD FOR PATCH / COME-BACK FOR MEP TRADES
SUBTOTAL ACT

EPOXY FLOORING
EPOXY BASE
EPOXY FLOORS PER AST LEGEND
SUBTOTAL EPOXY FLOORING

RESILIENT FLOORING & CARPET
PATTERNED VCT IN LAB AREAS
VINYL BASE
WELDED SEAM VINYL AND BASE AT TC AND PROCEDURE

LUXURY VINYL TILE

CARPET TILE PER PLANS

TRNASITION MATERIALS

HOLD FOR FLOOR PREP
HOLD FOR MOISTURE MITIGATION
HOLD FOR FLOOR PROTECTION
SUBTOTAL RESILIENT FLOORING & CARPET

PAINTING & WALLCOVERING
PAINT WALLS
PAINT CEILINGS
PAINT EXPOSED CEILING AREAS
PAINT SOFFITS
PAINT DOORS & FRAMES
ACCENT COLORS
EPOXY PAINT AT ROOMS WITH VINYL AND EPOXY

CUSTOM WALL COVERING GRAPHICS LARGE WALLS
CUSTOM WALL COVERING GRAPHICS SMALL WALLS
WALL COVERING IN CONFERENCE ROOMS

4

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

VE SCOPE VERSION

IDEA PAINT
FELZ PRODUCT

HOLD FOR TOUCHUP
HOLD FOR JOINT SEALERS AT WINDOWS
HOLD FOR WALL PROTECTION

SUBTOTAL PAINTING & WALLCOVERING

SPECIALTIES
SPECIALTIES
FIRE EXTINGUISHERS
LAB ACCESSORIES
SOAP DISPENSERS
PAPER TOWEL DISPENSERS
CORNER GUARDS
BUMPER RAILS
MOTORIZED MOVEABLE WHITEBOARD

ACOUSTIC PANELS
ACOUSTICAL PANELS AT CONF RMS
HOLD FOR PROTECTION

FOLDING PARTITION

WINDOW TREATMENTS
MANUAL MECHOSHADE
PREMIUM FOR BLACKOUT
SHADES IN CONF ROOMS
BAG ,CLEAN AND REUSE EXISTING
PROJECTIONS SCREENS

ALLOW FOR SIGNAGE

SUBTOTAL SPECIALTIES

EQUIPMENT
APPLIANCES:
FULL FRIDGE
UNDERCOUNTER
MICROWAVE
DISHWASHER

DELIVERY / DISTRIBUTION

ENVIRONMENTAL ROOMS

SUBTOTAL EQUIPMENT

LAB CASEWORK
LABORATORY
6’ MOBILE ADJUSTABLE HEIGHT BENCHES
CORE FRAME
SHELVING
WALL SHELVING ( 2 ROWS)
CORE SHELVING ( 2 ROWS)
WALL MOUNTED BENCHES
LAB SINKS
SS HAND SINK
UTILITY ACCESS CHASES
EYEWASH
EMERGENCY SHOWER STATIONS (ES-1)
BIOSAFETY CABINETS
FUME HOODS 5’

OVERHEAD SERVICE PANELS - OSP 1
CP-1
ALLOWANCE FOR CASEWORK NOT SHOWN

SUBTOTAL LAB CASEWORK

HOIST OPERATORS
ELEVATOR OPERATOR (30%)
OT OPERATOR (30%)

5

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16 ESTIMATE DATED 4-15-16

VE SCOPE VERSION

SUBTOTAL HOIST OPERATORS

FIRE PROTECTION:
HEADS
BRANCH MAINS
DRAIN DOWNS ASSOCIATED WITH AN OCCUPIED BUILDING

SUBTOTAL FIRE PROTECTION

PLUMBING
EQUIPMENT
WATER HEATERS
RODI SKID / DISTRIBUTION
DUPLEX LAB VACUUM PUMP SYSTEM
MANIFOLD
DUPLEX LAB AIR COMPRESSOR SYSTEM
MANIFOLD
PH NEUTRALIZATION SYSTEM
LN TANK AND VAPORIZER
MANIFOLDS
CO2
N

DOMESTIC FIXTURES
KITCHENETTE SINKS
WELLNESS ROOM SINKS
FRIG ICEMAKER CONNECTIONS
INSTA HOT WATER HEATERS
DOMESTIC WET PIPING
CW PIPING
HW, HWR PIPING
SANITARY / VENT TO STACKS
INSULATION

LAB FIXTURES
FLOOR SINKS
EYEWASH
EMERGENCY SHOWER
HOOKUP TO SINKS BY LAB FURNISHINGS

PIPING
DROPS
TYPE 1 OSP
TYPE 1 WALL

LAB WASTE AND VENT
VENT
WASTE
FIRE WRAP LAB WASTE IN 7TH FLOOR CEILING
DRAINS AT ICE MACHINE ROOMS
NCW PIPING DISTRIBUTION
NHW&R PIPING DISTRIBUTION
FILTER AT ICE MACHINE ROOM
TEMPERED WATER S&R DISTRIBUTION
RODI S&R PIPING DISTRIBUTION
CONNECTIONS TO POLISHERS
COMPRESSED AIR PIPING DISTRIBUTION
DROPS
CO2 PIPING DISTRIBUTION
DROPS TO INC
VAC PIPING DISTRIBUTION
DROPS TO BSC
N PIPING DISTRIBUTION
QUICK DISCONNECTS AT OVERHEAD PANELS
PIPING TO WALL OUTLETS
INSULATION FOR LAB PIPING

MISCELLANEOUS
ATLAS RO DRINKING WATER
COORDINATION / DRAWINGS
STARTUP / COMMISSIONING
RIGGING
SUBTOTAL PLUMBING -

6

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16

ESTIMATE DATED 4-15-16

VE SCOPE VERSION

HVAC
EQUIPMENT
EXHAUST VAVS W/OUT COILS
LAB SAV W/ HW COILS
FCU COOLING ONLY CASSETTE TYPE 3 TON SPLIT SYSTEM AT FREEZER FARMS 2 TON SPLIT SYSTEM AT IDF ROOMS 500 CFM BOX FAN DUCTED TO PLENUM AT IT ROOM
VENTURI BOX
HUMIDIFIERS

VAVS WITH COILS
VAVS WITH NO COILS
FPT W/ HW COILS

FIN TUBE RADIATION
HEAT PUMPS

DUCTWORK & DISTRIBUTION
SPECIALTY EXHAUSTS
SUPPLY DUCT
SS PREMIUM
EXHAUST DUCT
MECHANICAL / SHEETMETAL PERMIT
INSULATION

R/G/D’S
LINEAR DIFFUSERS
STANDARD CEILING DIFFUSERS
EXHAUST GRILLES
FUME HOOD CONNECTIONS
LAB EXHAUST PORTS
PIPING / VALVES
HOT WATER
SUPPLY / RETURN
HWSR LOOP
FIN TUBE / TERMINAL BOX CONN.
CHILLED WATER
SUPPLY / RETURN
CHWSR LOOP
FIN TUBE / TERMINAL BOX CONN.
INSULATION
LARGE
TYPICAL
CITY WATER
STEAM
CONDENSER WATER
INSULATION
CONDENSATE DRAIN
INSULATION

MISCELLANEOUS
REBALANCE AND OTHER CORE/SHELL TI RELATED MODS
FILTER CHANGES (LEED)
FIREWATCHES
ENGINEERING/DRAWINGS/COORDINATION
BALANCING G/R/D’S
RIGGING
START-UP / COMMISSIONING

SUBCONTRACTOR MARKUP

SUBTOTAL HVAC

ATC
FUME HOODS
FPT/VAV BOXES W/ REHEAT
VAV COOLING ONLY
EVAV
FIN TUBE
O2 DEPLETION
HEAT PUMPS
HUMIDIFIERS
CO2 SENSORS

7

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16

ESTIMATE DATED 4-15-16

VE SCOPE VERSION

AIR FLOW STATIONS
COMBO FLOW STATIONS
WATER FLOW METERS
FCUS
SPLIT SYSTEMS
LIGHTING INTERFACE WORK
ELECTRICAL METER INTEGRATION
MISC INFRASTUCTURE
FULL TIME PM
PLUMBING FLOW METERS
ALARM POINTS
SUB MARKUP ON CONTROLS

SUBTOTAL ATC

ELECTRICAL
NORMAL POWER DISTRIBUTION
BUS TAPS
DRY TYPE TRANSFORMERS
SMALL
LARGE
SWITCHBOARDS
DISTRIBUTION PANELS
HV PANEL
LV PANELS IN SPACE
FEEDERS IN CLOSET
FEEDS TO LAB FLR PANELS

OPTIONAL STANDBY POWER
FEEDER TO GENSET GEAR
PANELS
SWITCHBOARDS
DISTRIBUTION
HIGH VOLTAGE
LOW VOLTAGE
TRANSFORMERS
FEEDERS
FEEDS TO LAB FLR PANELS

LIGHTING
LIGHTING IN OFFICE AREA
LIGHTING IN LAB AREA
SPECIALTY LIGHTING IN CONF ,HUDDLE ETC PER NOTES
SPECIALTY LARGE PENDANTS
SPECAILTY SMALL PENDANTS
target discount on lighting packge

LIGHTING CONTROLS
HEAD END
OCCUPANCY SENSORS
OTHER CONTROLLERS

POWER
DEDICATED POWER IN TEL/DATA CLOSETS
GFI OUTLETS
DUPLEX OUTLETS
DOUBLE DUPLEX OUTLETS
FURNITURE FEEDS
FLOOR BOXES
POKE THRUS
OSP (2 DEDICATED OUTLETS EACH)

OSP BRANCH CIRCUITS
WIRE MOLD
EXTERIOR LAB WALL OUTLETS
TISSUE CULTURE BSC OUTLETS
TC INCUBATOR OUTLETS ON E POWER
TC MISC OUTLETS
TBD , FLOW , MICROS ETC ROOMS OUTLETS
FREEZER FARM OUTLETS
TANK AREA OUTLETS
WASTE AREA AND STORAGE
PREMIUM FOR DECIACTED CIRCUITS
CORRDIOR OUTLETS

8

JMA ESTIMATE

50 HAMPSHIRE

BIOMED REALTY

BASED ON ARROWSTREET DRAWINGS A2.01,A2.20 ,A5.01 DATED 4/6/16 AND AHA MEMO REVISED 4/13/16

ESTIMATE DATED 4-15-16

VE SCOPE VERSION

MECHANICAL & EQUIPMENT WIRING
HVAC BOXES/EXHAUST FCU’S
DISHWASHER CONNECTIONS
FCU
SPLIT SYSTEMS
PH NEUTRALIZATION SYSTEMS
POWER HVAC CONTROLS EQUIPMENT
FUME HOOD CONNECTIONS
EXPLOSION PROOF FUME HOOD CONNECTIONS
WIRE COLD / ENVIRONMENTAL ROOMS
LAB EQUIPMENT

FIRE ALARM
TEMP HEAT DETECTORS ILO SPRINKLERS IN OCC BLDG

RACEWAY
TEL/DATA
CABLE TRAY
A/V IN-ROOM RACEWAY
SECURITY RACEWAY

MISC
COORDINATION DRAWINGS
PERMIT
COMMISSIONING
HOLD FOR TEMP LIGHTS, LIFE SAFETY

SUBCONTRACTOR MARKUP

SUBTOTAL ELECTRICAL

TEL/DATA
TEL/DATA WIRING ALLOWANCE

SUBTOTAL TEL/DATA

AUDIO VISUAL WIRING / EQUIPMENT
AUDIO/VIDEO ALLOWANCE

SUBTOTAL AUDIO VISUAL WIRING / EQUIPMENT

SECURITY
ALLOWANCE

SUBTOTAL SECURITY

SUBTOTAL DIRECT COSTS

9

Attachment 3 to Work Letter

Budget

[See attached]

BioMed Realty Trust

50 Hampshire Street

Surface - Conceptual Development Budget

5/2/16

50 Hampshire Street -Surface	32,018 rsf

TI|HARD COST
Hard Cost | CM Estimate
Hard Cost Contingency

SUB-TOTAL - TI HARD COST

TI|SOFT COST

Design Fees
Design Reimbursables
Building Shutdown Fees
Commissioning
Soft Cost Contingency
Development Fee

SUB-TOTAL - TI SOFT COST

TOTAL PROJECT COST
TENANT IMPROVEMENT ALLOWANCE
EXCESS TENANT IMPROVEMENT

EXHIBIT B-1

TENANT WORK INSURANCE SCHEDULE

Tenant shall be responsible for requiring all of Tenant contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant Work whether such Tenant Work is completed by Tenant or by any Tenant contractors or by any person directly or indirectly employed by Tenant or any Tenant contractors, or by any person for whose acts Tenant or any Tenant contractors may be liable:

1. Claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant Work to be performed.

2. Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer’s liability law.

3. Claims for damages because of bodily injury, or death of any person other than Tenant’s or any Tenant contractors’ employees.

4. Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by Tenant or any Tenant contractors or (b) by any other person.

5. Claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.

6. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

Tenant contractors’ Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, products and completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage.

Tenant contractors’ Commercial General, Automobile, Employers and Umbrella Liability Insurance shall be written for not less than limits of liability as follows:

a.	Commercial General Liability:	Commercially reasonable amounts, but in any event no less than $1,000,000 per
	Bodily Injury and Property	occurrence and $2,000,000 general aggregate, with $2,000,000 products and completed operations aggregate.
Damage

B-1-1

b.	Commercial Automobile Liability:	$1,000,000 per accident

	Bodily Injury and Property
	Damage

c.	Employer’s Liability:

	Each Accident	$500,000
	Disease – Policy Limit	$500,000
	Disease – Each Employee	$500,000

d.	Umbrella Liability:	Commercially reasonable amounts (excess of coverages a, b and c above),
	Bodily Injury and Property	but in any event no less than $5,000,000 per occurrence / aggregate.
	Damage

All subcontractors for Tenant contractors shall carry the same coverages and limits as specified above, unless different limits are reasonably approved by Landlord. The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days’ prior written notice has been given to the Landlord. Certificates of insurance including required endorsements showing such coverages to be in force shall be filed with Landlord prior to the commencement of any Tenant Work and prior to each renewal. Coverage for completed operations must be maintained for the lesser of ten (10) years and the applicable statue of repose following completion of the Tenant Work, and certificates evidencing this coverage must be provided to Landlord. The minimum A.M. Best’s rating of each insurer shall be A- VII. Landlord and its mortgagees shall be named as an additional insureds under Tenant contractors’ Commercial General Liability, Commercial Automobile Liability and Umbrella Liability Insurance policies as respects liability arising from work or operations performed, or ownership, maintenance or use of autos, by or on behalf of such contractors. Each contractor and its insurers shall provide waivers of subrogation with respect to any claims covered or that should have been covered by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder.

Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage, including physical injury to or destruction of tangible property (including the resulting loss of use thereof), clean-up costs and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the Term Commencement Date, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate.

B-1-2

EXHIBIT B-2

LANDLORD’S WORK

•	(1) 100% Outside Air (OA) Air Handling Unit (AHU)

•	(1) Air Cooled Water Chiller

•	(2) Boilers

•	(1) Tenant Generator for Stand-By Power

•	(1) Central Lab Exhaust with Heat Recovery

•	Base Building Shared Lab Services:

•	R.O. Tank and vertical distribution

•	Lab Waste pH Tank and vertical distribution

•	Compressed Air

•	Central Vacuum

•	Chemical Storage

•	Lab Waste Storage

B-2-1

EXHIBIT C

ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE

AND TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of [            ], 20[    ], with reference to that certain Lease (the “Lease”) dated as of [            ], 20[    ], by SURFACE ONCOLOGY, INC., a Delaware corporation (“Tenant”), in favor of BMR-HAMPSHIRE LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Premises for use in accordance with the Permitted Use on [            ], 20[    ]. Tenant first occupied the Premises for the Permitted Use on [            ], 20[    ].

2. The Premises are in good order, condition and repair.

3. The Tenant Improvements are Substantially Complete.

4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises.

5. In accordance with the provisions of Article 4 of the Lease, the Term Commencement Date is [            ], 20[    ], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [            ], 20[    ].

6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [            ]].

7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

8. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [            ], 20[    ], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[ ]/[ ]/[ ]-	32,018
[ ]/[ ]/[ ]

9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above.

TENANT:

SURFACE ONCOLOGY, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT D

PLAN OF LAB AND OFFICE ZONES

[See Attached]

D-1

OFFICE
SUITE 810
LAB SUPPORT
LAB
SUITE 820
OFFICE
LAB SUPPORT
LAB

ARROWSTREET 50 HAMPSHIRE LAB STUDY EIGHTH FLOOR / 25 April 2016

EXHIBIT E

FORM OF LETTER OF CREDIT

[On letterhead or L/C letterhead of Issuer]

LETTER OF CREDIT

Date:                     , 20

                                         (the “Beneficiary”)

Attention:

L/C. No.:

Loan No. :

Ladies and Gentlemen:

We establish in favor of Beneficiary our irrevocable and unconditional Letter of Credit numbered as identified above (the “L/C”) for an aggregate amount of $                    , expiring at         :00 p.m. on                      or, if such day is not a Banking Day, then the next succeeding Banking Day (such date, as extended from time to time, the “Expiry Date”). “Banking Day” means a weekday except a weekday when commercial banks in                          are authorized or required to close.

We authorize Beneficiary to draw on us (the “Issuer”) for the account of                          (the “Account Party”), under the terms and conditions of this L/C.

Funds under this L/C are available by presenting the following documentation (the “Drawing Documentation”): (a) the original L/C and (b) a sight draft substantially in the form of Attachment 1, with blanks filled in and bracketed items provided as appropriate. No other evidence of authority, certificate, or documentation is required.

Drawing Documentation must be presented at Issuer’s office at                          on or before the Expiry Date by personal presentation, courier or messenger service, or fax. Presentation by fax shall be effective upon electronic confirmation of transmission as evidenced by a printed report from the sender’s fax machine. After any fax presentation, but not as a condition to its effectiveness, Beneficiary shall with reasonable promptness deliver the original Drawing Documentation by any other means. Issuer will on request issue a receipt for Drawing Documentation.

We agree, irrevocably, and irrespective of any claim by any other person, to honor drafts drawn under and in conformity with this L/C, within the maximum amount of this L/C, presented to us on or before the Expiry Date, provided we also receive (on or before the Expiry Date) any other Drawing Documentation this L/C requires.

We shall pay this L/C only from our own funds by check or wire transfer, in compliance with the Drawing Documentation.

If Beneficiary presents proper Drawing Documentation to us on or before the Expiry Date, then we shall pay under this L/C at or before the following time (the “Payment Deadline”): (a) if presentment is made at or before noon of any Banking Day, then the close of such Banking Day; and (b) otherwise, the close of the next Banking Day. We waive any right to delay payment beyond the Payment Deadline. If we determine that Drawing Documentation is not proper, then we shall so advise Beneficiary in writing, specifying all grounds for our determination, within one Banking Day after the Payment Deadline.

Partial drawings are permitted. This L/C shall, except to the extent reduced thereby, survive any partial drawings.

We shall have no duty or right to inquire into the validity of or basis for any draw under this L/C or any Drawing Documentation. We waive any defense based on fraud or any claim of fraud.

The Expiry Date shall automatically be extended by one year (but never beyond                  (the “Outside Date”)) unless, on or before the date 90 days before any Expiry Date, we have given Beneficiary notice that the Expiry Date shall not be so extended (a “Nonrenewal Notice”). We shall promptly upon request confirm any extension of the Expiry Date under the preceding sentence by issuing an amendment to this L/C, but such an amendment is not required for the extension to be effective. We need not give any notice of the Outside Date.

Beneficiary may from time to time without charge transfer this L/C, in whole but not in part, to any transferee (the “Transferee”). Issuer shall look solely to Account Party for payment of any fee for any transfer of this L/C. Such payment is not a condition to any such transfer. Beneficiary or Transferee shall consummate such transfer by delivering to Issuer the original of this L/C and a Transfer Notice substantially in the form of Attachment 2, purportedly signed by Beneficiary, and designating Transferee. Issuer shall promptly reissue or amend this L/C in favor of Transferee as Beneficiary. Upon any transfer, all references to Beneficiary shall automatically refer to Transferee, who may then exercise all rights of Beneficiary. Issuer expressly consents to any transfers made from time to time in compliance with this paragraph.

Any notice to Beneficiary shall be in writing and delivered by hand with receipt acknowledged or by overnight delivery service such as FedEx (with proof of delivery) at the above address, or such other address as Beneficiary may specify by written notice to Issuer. A copy of any such notice shall also be delivered, as a condition to the effectiveness of such notice, to: ___________ (or such replacement as Beneficiary designates from time to time by written notice).

No amendment that adversely affects Beneficiary shall be effective without Beneficiary’s written consent.

This L/C is subject to and incorporates by reference: (a) the International Standby Practices 98 (“ISP 98”); and (b) to the extent not inconsistent with ISP 98, Article 5 of the Uniform Commercial Code of the State of New York.

Very truly yours,

[Issuer Signature]

ATTACHMENT 1 TO EXHIBIT E

FORM OF SIGHT DRAFT

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer]

SIGHT DRAFT

AT SIGHT, pay to the Order of                     , the sum of                     United States Dollars ($                    ). Drawn under [Issuer] Letter of Credit No.                      dated                     .

[Issuer is hereby directed to pay the proceeds of this Sight Draft solely to the following account:                                         .]

[Name and signature block, with signature or purported signature of Beneficiary]

Date:

E-1-1

ATTACHMENT 2 TO EXHIBIT E

FORM OF TRANSFER NOTICE

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer] (the “Issuer”)

TRANSFER NOTICE

By signing below, the undersigned, Beneficiary (the “Beneficiary”) under Issuer’s Letter of Credit No.                     dated                     (the “L/C”), transfers the L/C to the following transferee (the “Transferee”):

[Transferee Name and Address]

The original L/C is enclosed. Beneficiary directs Issuer to reissue or amend the L/C in favor of Transferee as Beneficiary. Beneficiary represents and warrants that Beneficiary has not transferred, assigned, or encumbered the L/C or any interest in the L/C, which transfer, assignment, or encumbrance remains in effect.

[Name and signature block, with signature or purported signature of Beneficiary]

Date:                     ]

E-2-1

EXHIBIT F

RULES AND REGULATIONS

NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1. No Tenant Party shall encumber or obstruct the common entrances, lobbies, elevators, sidewalks and stairways of the Building(s) or the Project or use them for any purposes other than ingress or egress to and from the Building(s) or the Project.

2. Except as specifically provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building(s) without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule.

3. If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, and (a) such window, door or windowsill is visible from the exterior of the Premises and (b) such curtain, blind, shade, screen, hanging plant or other object is not included in plans approved by Landlord, then Tenant shall promptly remove such curtains, blinds, shades, screens, hanging plants or other similar objects at its sole cost and expense.

4. Deliveries shall be made no earlier than 7 a.m. and no later than 6 p.m. and are subject to local municipal noise ordinances.    No deliveries shall be made that impede or interfere with other tenants in or the operation of the Project. Movement of furniture, office equipment or any other large or bulky material(s) through the Common Area shall be restricted to such hours as Landlord may designate and shall be subject to reasonable restrictions that Landlord may impose

5. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building(s) to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and the affected tenants of the Project.

6. Tenant shall not use any method of HVAC other than that approved in writing by Landlord or present at the Project and serving the Premises as of the Execution Date.

7. Tenant shall not install any radio, television or other antennae; cell or other communications equipment; or other devices on the roof or exterior walls of the Premises except in accordance with the Lease. Tenant shall not interfere with radio, television or other digital or electronic communications at the Project or elsewhere.

8. Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited. Tenant shall cooperate with Landlord to prevent such activities by any Tenant Party.

9. Tenant shall store all of its trash, garbage and Hazardous Materials in receptacles within its Premises or in receptacles designated by Landlord outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal. Any Hazardous Materials transported through Common Area shall be held in secondary containment devices. Tenant shall be responsible, at its sole cost and expense, for Tenant’s removal of its trash, garbage and Hazardous Materials. Tenant is encouraged to participate in the waste removal and recycling program in place at the Project.

10. The Premises shall not be used for lodging or for any improper, immoral or objectionable purpose. No cooking shall be done or permitted in the Premises; provided, however, that Tenant may use (a) equipment approved in accordance with the requirements of insurance policies that Landlord or Tenant is required to purchase and maintain pursuant to the Lease for brewing coffee, tea, hot chocolate and similar beverages, (b) microwave ovens for employees’ use and (c) equipment shown on plans approved by Landlord; provided, further, that any such equipment and microwave ovens are used in accordance with Applicable Laws.

11. Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority.

13. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not modify any locks to the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold, condition or delay. Tenant shall furnish Landlord with copies of keys, pass cards or similar devices for locks to the Premises.

15. Tenant shall cooperate and participate in all reasonable security programs affecting the Premises.

16. Tenant shall not permit any animals in the Project, other than for service animals or for use in laboratory experiments.

17. Bicycles shall not be taken into the Building(s) (including the elevators and stairways of the Building) except into areas designated by Landlord.

18. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be deposited therein.

19. Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, first obtains all necessary permits and licenses therefor from all applicable Governmental Authorities.

20. Smoking is prohibited at the Project.

21. The Project’s hours of operation are currently 24 hours a day, seven days a week, except that the Fitness Center is available for use by authorized employees of Tenant between the hours of 5:00 am and 8:00 pm, Monday through Friday (excluding any non-business days that fall during such 5-day period).

22. Tenant shall comply with all orders, requirements and conditions now or hereafter imposed by Applicable Laws or Landlord (“Waste Regulations”) regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash generated by Tenant (collectively, “Waste Products”), including (without limitation) the separation of Waste Products into receptacles reasonably approved by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by Waste Regulations.

23. Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises or the Project for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility.

24. If Tenant desires to use any portion of the Common Area for a Tenant-related event, Tenant must notify Landlord in writing at least thirty (30) days prior to such event on the form attached as Attachment 1 to this Exhibit, which use shall be subject to Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Lease or the completed and executed Attachment to the contrary, Tenant shall be solely responsible for setting up and taking down any equipment or other materials required for the event, and shall promptly pick up any litter and report any property damage to Landlord related to the event. Any use of the Common Area pursuant to this Section shall be subject to the provisions of Article 28 of the Lease.

Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease. Landlord reserves the right to make such other and reasonable additional rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Tenant shall not be obligated to adhere to such additional rules or regulations until Landlord has provided Tenant with written notice thereof. Tenant agrees to abide by these Rules and Regulations and any such additional rules and regulations issued or adopted by Landlord. Tenant shall be responsible for the observance of these Rules and Regulations by all Tenant Parties.

ATTACHMENT 1 TO EXHIBIT F

REQUEST FOR USE OF COMMON AREA

REQUEST FOR USE OF COMMON AREA

Date of Request:

Landlord/Owner:

Tenant/Requestor:

Property Location:

Event Description:

Proposed Plan for Security & Cleaning:

Date of Event:

Hours of Event: (to include set-up and take down):

Location at Property (see attached map):

Number of Attendees:

Open to the Public? [ ] YES [ ] NO

Food and/or Beverages?	[ ] YES [ ] NO

If YES:

• Will food be prepared on site? [ ] YES [ ] NO

• Please describe:

• Will alcohol be served? [ ] YES [ ] NO

• Please describe:

• Will attendees be charged for alcohol? [ ] YES [ ] NO

F-1-1

• Is alcohol license or permit required? [ ] YES [ ] NO

• Does caterer have alcohol license or permit: [ ] YES [ ] NO [ ] N/A

Other Amenities (tent, booths, band, food trucks, bounce house, etc.):

Other Event Details or Special Circumstances:

The undersigned certifies that the foregoing is true, accurate and complete and he/she is duly authorized to sign and submit this request on behalf of the Tenant/Requestor named above.

[INSERT NAME OF TENANT/REQUESTOR]

By:

Name:

Title:

Date:

F-1-2

EXHIBIT G

PTDM

[See attached]

G-1

PTDM Ordinance – AMENDMENT – FINAL DECISION

Project: 50 Hampshire Street (also known as 205 Broadway)

Project Number: F-9

Applicant: Bulfinch Companies, Inc.

Contact: Robert Schlager

Address: First Needham Place, 250 First Avenue, Suite 200, Needham, MA 02194

Date of Application: 10/23/01

Decision Deadline: 12/26/01

Date of Issue: 12/14/01

This form indicates the FINAL decision of the Parking and Transportation Demand Management Planning Officer with respect to the PTDM plan submitted for the project listed above. Please review the enclosed attachments, which include information about ongoing monitoring and reporting relative to this project.

Decision:

☐ Approve (attachment: approval letter and copy of plan)

☒ Approve with Conditions (attachment: letter of conditions and copy of plan)

☐ Deny (attachment: reason for denial and copy of plan)

/s/ Catherine E. Preston
Catherine E. Preston, AICP
PTDM Planning Officer

December 14, 2001

Robert Schlager

Bulfinch Companies, Inc.

First Needham Place, 250 First Avenue, Suite 200

Needham, MA 02194

Dear Mr. Schlager:

The attached form indicates my final decision on the Parking and Transportation Demand Management plan that was submitted for the project located at 205 Broadway, a/k/a 50-60 Hampshire Street. The final decision is an approval with conditions, reflecting changes that must be made to your plan. This letter spells out the conditions that are placed on your plan, as well as recommendations for additional TDM programs that will further improve your non-SOV mode split.

The TDM program for 50-60 Hampshire Street includes a meaningful set of measures to encourage the use of non-Single Occupant Vehicle modes, the results of which have already been seen in monitoring. You are to be commended for the steps you have already taken to limit SOV trips to this site. By incorporating all tenants into the PTDM plan, you have further illustrated your commitment to successful and effective implementation of these measures, which will help to reduce the site’s traffic and air quality impacts.

Plan Conditions

The following conditions are placed on the PTDM plan for 205 Broadway:

Much of the success of the PTDM plan has been attributable to programs implemented by Camp, Dresser and McKee (CDM), the primary tenant in 50 Hampshire Street. In order to ensure that such successes are continued through various tenancies and expanded to include the rest of the tenants in 50 and 60 Hampshire, the owner shall incorporate a full set of PTDM measures into future leases. While the owner is not required to ask current tenants without such lease requirement to implement the same array of measures undertaken by CDM, it is anticipated that, as the leases come up for renewal, all tenants will implement an equally comprehensive program.

•	CONDITION: Future leases will include provisions to ensure that a full complement of TDM measures will be implemented such that they are available to employees of all tenants in 50 and 60 Hampshire Street. While details may differ from tenant to tenant, TDM programs under new leases must be equally comprehensive in scope to those described in the approved plan.

Additional Recommendations

In addition to the conditions listed above, I am recommending the implementation of the following additional TDM measures. If the current plan fails to reach the stated mode split goal, implementing these programs will help to achieve that goal.

•	Subsidize MBTA passes for on-site employees. These subsidies typically cover at least 50% of the cost of passes, including commuter rail passes.

•	Provide financial incentives for those who bike or walk to work.

•	Study and/or provide shuttle service, alone or with other area employers, to the Green Line.

I look forward to continuing to work with you as you implement the elements of this plan and monitor your success. If you have any questions, please feel free to contact me by phone at 617-349-4673 or by email at cpreston@ci.cambridge.ma.us.

Sincerely,

/s/ Catherine E. Preston
Catherine E. Preston, AICP
PTDM Planning Officer

cc:	Beth Rubenstein, Assistant City Manager for Community Development
Susanne	Rasmussen, Director of Environmental and Transportation Planning

Susan Clippinger, Director of Traffic, Parking, and Transportation

Parking and Transportation Demand Management Plan Amendment

50 Hampshire Street

Office Development

Cambridge, Massachusetts

Prepared for	BHX, LLC, as sole trustee for 205 Broadway Realty Trust 250 First Avenue, Suite 200 Needham, MA 02194 781 707-4000

Prepared by	VHB/Vanasse Hangen Brustlin, Inc. Transportation, Land Development, Environmental Services
101 Walnut Street P.O. Box 9151 Watertown, Massachusetts 02272 617 924-1770 September 6, 2001

VHB	Vanasse Hangen Brustlin, Inc.

Introduction

This Parking and Transportation Demand Management Plan is a revised version of the original plan submitted by BHX, LLC on June 28, 1999 and accepted by the City of Cambridge on July 2, 1999. Per the comment letter from the City of Cambridge dated November 21, 2000, this revised plan recognizes the other tenants of 50 and 60 Hampshire Street as part of the overall PTDM. commitments and includes measures for these other tenants. Where appropriate, information gathered from the June 2001 PTDM Monitoring Report is included to provide description of the activity at the 50 Hampshire Street garage.

This revised Parking and Transportation Demand Management Plan has been prepared in accordance with the Municipal Code of the City of Cambridge (Chapter 10.18), adopted on November 16, 1998. Per the ordinance, following are the project facts, projections, commitments, and certification.

Project Facts and Projections ∎

Project Description

205 Broadway Realty Trust has constructed an approximately 180,000 square foot office building and a 221-space parking structure at 50 Hampshire Street (also known as 205 Broadway), Cambridge, Massachusetts. Access to the site is provided through a driveway on Broadway.

The project site is located along Broadway in the southeastern corner of Cambridge, Massachusetts. Land uses in the area include business, commercial, and residential uses. Regional and local vehicular access to the site is provided by a number of roadways including Broadway, Moore Street, Hampshire Street, Cambridge Street, Massachusetts Avenue, and Memorial Drive. The site area is served by MBTA bus routes (#85 and #64), and is within close proximity (approximately 0.5 miles) to the Central Square and Kendall Square T-stations.

∎ Tenants

Per the Parking and Transportation Demand Management ordinance, the PTDM plan must cover all companies parking in the 50 Hampshire Street parking structure. Tenants from both 50 Hampshire Street building and the 60 Hampshire Street building utilize the parking structure at 50 Hampshire Street. The 60 Hampshire Street building predates the construction of the above building and parking facilities at 50 Hampshire Street; tenants historically used the surface parking lot formally located at 60 Hampshire Street.

1

VHB	Vanasse Hangen Brustlin, Inc.

The main tenant of the 50 Hampshire Street building is Camp Dresser & McKee, Inc. (CDM), who relocated from their former location at Ten Cambridge Center. In addition, Atasca, a restaurant, occupies retail space on the ground floor of the building fronting on Hampshire Street. Companies occupying the additional space on the ground floor of the building do not utilize the 50 Hampshire Street parking garage. Variagenics, Inc. is the only tenant in the 60 Hampshire Street Building and occupies all of the space in that building. At the time of this PTDM amendment, both 50 and 60 Hampshire Street are 100 percent occupied. Table 1 presents the square footage occupied and the number of allocated parking spaces for each tenant using the 50 Hampshire Street garage.

Table 1
Lease and Parking Space Summary

Tenant	Square Footage Occupied	Number of Parking Spaces
Camp Dresser & McKee	180,000	200	[1]
Variagenics	39,014	15
Atasca	1,952	2	[2]

1 Three of these spaces are subleased to Atasca.
2 Three additional spaces are subleased from Camp Dresser and McKee.

∎ Parking Supply

Before construction of the 50 Hampshire Street building, the site contained an approximately 100-space surface parking lot that was used by the employees and visitors of the adjacent 38,000 square foot office building at 60 Hampshire Street (205 Broadway), formerly occupied by Tofias Fleishman Shapiro. As part of the development of 50 Hampshire Street, the surface parking lot was replaced by the 180,000 square foot office building and 221 structured parking spaces. These spaces are used solely by the employees and visitors of the 50 and 60 Hampshire Street buildings. There are limited off-site parking opportunities in the area within walking distance. On-street parking is provided for Cambridge residents only and is heavily enforced by the City; a few public parking garages are located in the area, but they are distant from the site.

∎ Vehicle-Trip Generation and Distribution

As part of the PTDM monitoring effort, driveway and garage entrance/exit counts were conducted to determine the vehicle trip generation of the companies at 50 and 60 Hampshire Street. The morning peak hour at the pick-up/drop-off turn out along Hampshire Street was 7:45 - 8:45 AM, when an average of ten vehicle trips were generated. The evening peak hour occurred from 4:45 - 5:45 PM. During this time 16 vehicle trips were generated. The turn out also serves as a stop for the Kendall Square shuttle. The shuttle makes seven morning peak hour stops and three evening peak hour stops.

2

VHB	Vanasse Hangen Brustlin, Inc.

From the data collected, it was determined that the morning peak hour for the parking garage is 7:00 – 8:00 AM. During this time, 70 entering trips and 11 exiting trips were observed. Four entering and 56 exiting trips were observed during the evening peak hour, which occurred from 4:00 – 5:00 PM. These peak hour trips are summarized in Table 2.

Table 2
Vehicle-Trip Generation Summary

Time Period	Garage	Pick-up / Drop-off	Total Vehicle-Trips
Morning Peak Hour
Enter	70	10	80
Exit	11	10	21
Total	81	20	101
Evening Peak Hour
Enter	4	16	20
Exit	56	16	72
Total	60	32	92

Source: VHB Driveway counts, May 2001

It is important to note that the project was projected to generate approximately

155 morning and 155 evening peak hour trips based on ITE Trip Generation, 6th Edition’ and assuming a 60 percent vehicle mode share. Driveway counts show that actual vehicle trips fall approximately 53 percent below these estimates.

Original trip distribution estimates indicated that approximately 40 percent of the employees driving to work will arrive from the north, 30 percent will arrive via Broadway from the east, 20 percent will arrive from the west via Broadway and/or Hampshire Street, and the remaining 10 percent will arrive from the south via Windsor Street, Portland Street, and other local roadways. The place of origin of the employees at the site and their likely travel routes was estimated based on 1990 census journey-to-work data and zip code data for current CDM employees. It is assumed that these estimates are accurate and that current trips generated follow this distribution pattern.

It should be noted that the development is located in proximity to Kendall Square and the Citizens Bank building. This area provides several opportunities within walking distance for eating, banking, and running errands, thus minimizing vehicle-trips during the day.

▼ [1] Institute of Transportation Engineers (ITE), Trip Generation, ^th Edition Land Use Code 714.

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Parking Utilization

Parking utilization counts indicate that the peak parking period for the 50 Hampshire Street garage occurs from 1:00 – 2:00 PM. During this time, 155 of the 221 parking spaces are utilized. This represents 67 percent peak occupancy.

Commitments

Per the Parking and Transportation Demand Management ordinance, the PTDM plan must cover all companies parking in the 50 Hampshire Street parking structure. The building owner is committed to working with the Cambridge Office of Work Force Development and the Parking and Transportation Demand Management planning officer to implement the vehicle trip reduction measures for all applicable tenants as described below. The existing automobile mode split for the census tract 3524 (where the project is located) is 62 percent. Accordingly, consistent with City practice, the mode split goal for this project shall be 56 percent, based on a ten percent reduction from the 1990 Census data. The annual PTDM monitoring survey completed in June 2001 indicates that the overall drive alone mode share for all occupants of the 50 Hampshire Street garage is 47 percent. This is less than the drive alone target of 56 percent set by the City in the Original PTDM plan.

However, pursuant to standard City calculations, the parking provided for this project can only accommodate a 37 percent mode split. This is a result of providing less parking, which is expected to discourage SOV travel. Accordingly, although the mode split goal to which the building owner commits-and to which any enforcement may apply—under this PTDM plan remains 56 percent, the building owner understands that if the single occupant vehicle mode split exceeds 37 percent despite the reduced parking availability in the project, then appropriate additional reasonable measures to reduce SOV levels will be implemented on a voluntary basis to reduce any neighborhood impacts.
∎
Transportation Demand Management Plan

The owner is committed to implementing transportation demand management (TDM) strategies to minimize the number of single-occupant vehicle commuters and reduce peak hour demands to the site. The TDM plan for the site will include charging employees for parking, participation in the Charles River TMA, preferential parking for carpools and vanpools, staggered and flexible work hours, transit service information, shuttle services to the Kendall Square T-stop, ridesharing programs, bicycle amenities, and on-site employee services.

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CDM currently provides a modest TDM program, including flexible work hours, and charging employees for parking to further encourage the use of alternate modes to commute to the site. Variagenics does not currently provide a TDM program. However, as indicated below the company is willing to work with the owner to institute a TDM program comparable to CDM. Each of the TDM strategies proposed by the building owner and/or the tenants of 50 or 60 Hampshire Street (CDM and Variagenics) for the new site are discussed below.

Parking Charges

Camp Dresser & McKee will continue to charge employees for parking to encourage the use of alternate modes to commute to the site. This will provide an economic disincentive to each individual employee to drive, thereby providing a strong motivation to use transit, walk, bike, or carpool.

Charles River Transportation Management Association

The Charles River Transportation Management Association (TMA), which was established in 1994, provides assistance with preparing and implementing transportation demand management programs for companies in East Cambridge and the surrounding areas. The TMA provides shuttle services between the Kendall Square and Central Square MBTA stations and participating employers, and coordinates ridermatching services and a Guaranteed Ride Home (GRH) program (GRH program is described below), among other TDM strategies. The building owner became a member of the Charles River TMA upon occupancy of the building.

Preferential Parking for Carpools and Vanpools

The building owner will provide a minimum of 22 (10 percent of total supply) preferential parking for carpoolers and vanpoolers. These spaces will be clearly signed and/or marked for ridesharers only. Ridesharers will be required to register with their employers to receive a rideshare parking space permit to display in their vehicle. The use of these spaces will be monitored periodically to ensure that they serve ridesharers only. Preferential parking spaces are currently provided per the driver/carpooler’s preference and are generally located on the basement and second levels nearest the elevator lobbies.

Alternative Work Programs

CDM and Variagenics will provide information to their employees on staggered and flexible/compressed work hours and telecommuting aimed at providing added convenience to their employees and reducing peak hour trips. Allowing some flexibility in work times sometimes allows persons to carpool or vanpool. It may also enable persons to utilize bus services because of the bus schedules. Flexible work hour programs can have a significant impact when bus services and vanpooling

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opportunities are fairly limited. Staggering work hours can allow people to commute to work on either side of a peak traffic period, reducing the number of vehicles entering the site during the peak hour. Compressed work-weeks and telecommuting minimize the total number of trips being made overall to the site.

Public Transportation Incentives

CDM and Variagenics will post transit service information as a means of encouraging the use of public transit. As previously mentioned, the site area is served by MBTA bus routes (#85 and #64), and is within proximity to the Central Square and Kendall Square T-stations.

Shuttle to the Kendall Square T-Stop

As an additional incentive to use public transit, the project proponent will continue to provide a shuttle to the Kendall Square T-station. This shuttle is provided in partnership with the 210 Broadway building, and will operate between 7 AM and 11 AM and 3 PM and 7 PM. The shuttle will operate between the site and Kendall Square via Broadway. Stops are provided at the site (serving both 50 and 60 Hampshire Street and 210 Broadway) and at Kendall Square.

Ridesharing Program

Ridesharing programs are provided to encourage commuters to ride in vehicles with other commuters, rather than drive alone. The most common forms of ridesharing are carpools and vanpools. This program includes:

•  Carpool/vanpool Incentives: Ridematching services provide an opportunity for employees to determine whether there are other commuters who share the same travel characteristics and would be available to form a carpool or vanpool. Ridematching services are offered through the Charles River TMA for the benefit of all tenants. The transportation coordinator will also coordinate ridesharing services with CARAVAN for Commuters, if the TMA is not doing so. Additionally, the transportation coordinator provides an area for employees to post information regarding carpools for those not interested in participating in the RideSource database.

•  Guaranteed Ride Home Program: Guaranteed ride home programs are established to provide assurances that employees who participate in carpooling, vanpooling, bicycling, walking, or transit use will have viable and convenient travel options if work-related activity or an emergency requires that they miss their regular ride/walk home. This service is provided through the Charles River TMA with the implementation of the carpooling program, and is also made available to other users of alternative modes of transportation. These modes have been

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expanded to include employees who walk or bike to work, in order to provide these employees with additional flexibility in making their commute decisions. The project proponent is working with the TMA and the City to determine the most effective method to implement and operate the program, per the TMA’s general policy for providing the GRH service. Similar to other GRHs, limits on use (such as the number of times a month it can be used) have been implemented to ensure that the program serves the non-SOV commuting population and that it is viewed as an incentive for non-SOV travel.

•  Promotional Activities: The proponent provides new tenant employees with information concerning carpooling and transit schedules. Additionally, the project proponent will host transportation information fairs annually and distribute promotional materials semiannually to remind employees and tenants of the available ridesharing and transit commuting alternatives, as well as walking and bicycling and alternative work hour options. The City will be invited to participate in these promotional efforts.

Provision of Bicycle and Pedestrian Amenities

The project proponent provides secure, covered bicycle storage areas for their tenants employees and visitors interested in bicycling to work. The tenant provides information relative to these bicycle facilities and amenities to their employees. Bicycle racks are provided on site, and a secure storage area is provided in the building sufficient to accommodate a minimum of twenty-two bicycles (10 percent of parking supply). Showers and locker facilities are provided within the building for employees to use. The proponent also provides short-term bicycle parking near the main entrance to the building, to accommodate visitors traveling by bicycle. This facility provides short-term storage for commuters, as well as a secure place for bicycle couriers to leave their bicycles.

The project driveway has been designed to provide a level crossing for pedestrians and to maintain adequate sight distance for both vehicles and pedestrians. Additionally, the building façade has been designed to provide adequate sight distance so that exiting vehicles can clearly see pedestrians

Designation of Transportation Coordinator

CDM and Variagenics each designate a transportation coordinator to implement and oversee the day-to-day operations of the TDM program. Those individuals will be available to provide employees with information regarding their commuting options and will coordinate program elements with the Charles River TMA. The transportation coordinators will be responsible to post alternative mode information at one or more highly visible locations in 50 Hampshire Street. The posted information will include descriptions of the various sponsored TDM programs, as well as bus and subway schedules, and maps of local public transit routes and/or other relevant information. The information will be kept up to date, and will be supplemented by internal mailings and electronic mailings of updates or changes in any TDM programs.

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Encouragement of Electric Vehicles

The project proponent will encourage the use of electric vehicles by committing to provide an electric vehicle charging stand within 60 days for each employee who requests that one be installed. The employee requesting the charging station must use an electric vehicle to commute to and from the site.

Marketing of TDM Programs

To promote all non-SOV alternatives to commuting, CDM and Variagenics will provide new employees information concerning carpooling, transit schedules, alternative work hours, walking, bicycling, etc. Additionally, the project proponent will host transportation information fairs annually and distribute promotional materials semiannually to remind employees and tenants of the available ridesharing and transit commuting alternatives, as well as walking and bicycling and alternative work hour options. The City will be invited to participate in these promotional efforts.

All information provided by The Bulfinch Companies, the Charles River TMA, or the tenant is posted within CDM break/copy rooms on employee bulletin boards. CDM and Variagenics also post commuting information on their web site. All materials provided to The Bulfinch Companies will be delivered to the proper authorities as directed.

Office of Workforce Development

The project proponent will continue to encourage tenants to work with the Cambridge Office of Workforce Development to facilitate the hiring of qualified Cambridge residents at the 50 and 60 Hampshire Street businesses. Currently, CDM actively recruits from the Neighbors for a Better Community Inc. on a regular basis.
∎

Monitoring and Reporting Plan

The building owner remains committed to completing an annual PTDM monitoring report. The PTDM monitoring and reporting effort will continue to include:

•  Yearly employee surveys to determine the mode split for the project and whether the mode split commitment is being met.

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•  Driveway and parking utilization counts, to be conducted at two-year intervals to provide additional information on the project’s trip generation. (The development has completed 2001 driveway and parking is currently in its alternate year.)

•  A report to be filed with the City each and every year reporting yearly mode split information and alternate year driveway count information.

The initial monitoring report was completed and submitted to the City of Cambridge in July 2001, containing information from employee and parking data collected in May 2001. This report indicates that building employees achieve a 47 percent drive-alone mode share meeting the commitment established in the original PTDM plan. In addition driveway and parking utilization counts indicate that the projects trip generation is below that originally estimated.

Certification

“I hereby certify that a commercial parking permit has been obtained for each parking space being used for commercial parking. None of the other existing or proposed parking spaces at this parking facility have been or will be available as commercial parking spaces until a commercial parking permit has been obtained.”

/s/ Robert A. Schlager

Robert A. Schlager, Member

BHX, LLC, as sole trustee for 205 Broadway Realty Trust

c/o The Bulfinch Companies

250 First Avenue, Suite 200

Needham, Massachusetts 02494

9

Parking and Transportation Demand Management Plan Amendment

50 Hampshire Street

Office Development

Cambridge, Massachusetts

Prepared for	BHX, LLC, as sole trustee for 205 Broadway Realty Trust
250 First Avenue, Suite 200 Needham, MA 02194 781 707-4000

Prepared by	VHB/Vanasse Hangen Brustlin, Inc. Transportation, Land Development, Environmental Services 101 Walnut Street P.O. Box 9151
Watertown, Massachusetts 02272 617 924-1770 June 28, 1999

VHB	Vanasse Hangen Brustlin, Inc.

Introduction
This Parking and Transportation Demand Management Plan has been prepared in accordance with the ordinance to the Municipal Code of the City of Cambridge (Chapter 10.18), adopted on November 16, 1998. Per the ordinance, following are the project facts, projections, commitments, and certification.

Project Facts and Projections

Project Description

205 Broadway Realty Trust is currently constructing an approximately 180,000 square feet office building and a 221-space parking structure at 50 Hampshire Street (aka 205 Broadway), Cambridge, Massachusetts. Access to the site will be provided through a driveway on Broadway. The building will be occupied by Camp Dresser & McKee, Inc. (CDM), who will be relocating from their current location at Ten Cambridge Center. CDM expects to house approximately 600 employees at this new building.

The project site is located along Broadway in the southeastern corner of Cambridge, Massachusetts. Land uses in the area include business, commercial, and residential. Regional and local vehicular access to the site is provided by a number of roadways including Broadway, Moore Street, Hampshire Street, Cambridge Street, Massachusetts Avenue, and Memorial Drive. The site area is served by MBTA bus routes (#85 and #64), and is within close proximity (approximately 0.5 miles) to the Central Square and Kendall Square T-stations.

Parking Supply

Before construction of the building began, the site contained an approximately 100-space surface parking lot that was used by the employees and visitors of the adjacent 38,000 square foot office building at 60 Hampshire Street (aka 205 Broadway), formerly occupied by Tofias Fleishman Shapiro. As part of the development of 50 Hampshire Street, the surface parking lot is being replaced by the 180,000 square foot office building and 221 structured parking spaces. These spaces will be used solely by the employees and visitors of the 50 and 60 Hampshire Street buildings. There are limited off-site parking opportunities in the area within walking distance. On-street parking is provided for Cambridge residents only and is heavily enforced; a few public parking garages are located in the area, but they are distant from the site.

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Project Vehicle-Trip Generation

	The number of weekday daily and peak hour vehicle-trips projected to be generated by the CDM building and associated parking were estimated based on trip rates published by the Institute of Transportation Engineers (ITE) in the Trip Generation 6th Edition report using Land Use Code 714, Corporate Headquarters. These rates were then adjusted to reflect the various modes of travel to be used (private automobile, public transportation, walking/bicycling) based on 1990 census journey-to-work data. Table 1 summarizes the projected daily and morning and evening peak hour vehicle trips.

	Table 1 Vehicle-Trip Generation Summary

	Time Period	Total Vehicle-Trips
	Average Weekday*	840
	Morning Peek Hour**
	Enter	145
	Exit	10
	Total	155
	Evening Peak Hour**
	Enter	20
	Exit	135
	Total	155

Source: ITE, Trip Generation, 6th Edition, LUC 714, Corporate Headquarters (180 ksf), 60% vehicle-mode share

*   Two-way traffic volumes expressed in vehicles per day.

**   Traffic volumes expressed in vehicles per hour.

	As shown in Table 1, the project is projected to generate approximately 840 vehicle-trips (420 entering and 420 exiting) on a typical weekday. The project will generate 155 vehicle-trips (145 entering and 10 exiting) during the morning peak hour and 155 vehicle-trips (20 entering and 135 exiting) during the evening peak hour.

	It should be noted that the development is located in close proximity to Kendall Square and the US Trust building. This area provide several opportunities within walking distance for eating, banking, and running errands, thus minimizing vehicle-trips during the day.

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Trip Distribution

The place of origin of the future employees at the site and their likely travel routes was estimated based on 1990 census journey-to-work data and zip code data for current CDM employees. Based on this data, it is anticipated that approximately 40 percent of the employees driving to work will arrive from the north, 30 percent will arrive via Broadway from the east, 20 percent will arrive from the west via Broadway and/or Hampshire Street, and the remaining 10 percent will arrive from the south via Windsor Street, Portland Street, and other local roadways.

Commitments

Per the Parking and Transportation Demand Management ordinance, the project proponent is committed to working with the Cambridge Office of Work Force Development and the Parking and Transportation Demand Management planning officer to implement the vehicle trip reduction measures described below. The existing automobile mode split for the census tract 3524 (where the project is located) is 62 percent. Accordingly, consistent with City practice, the mode split goal for this project shall be 56 percent, based on a ten percent reduction from the 1990 Census data.

However, pursuant to standard City calculations, the parking provided for this project can only accommodate a 37 percent mode split. This is a result of providing less parking, which is expected to discourage SOV travel. Accordingly, although the mode split goal to which the project proponent commits — and to which any enforcement may apply — under this PTDM plan remains 56 percent, the project proponent understands that if the single occupant vehicle mode split exceeds 37 percent despite the reduced parking availability in the project, then appropriate additional reasonable measures to reduce SOV levels will be implemented on a voluntary basis to reduce any neighborhood impacts.

Transportation Demand Management Plan

The project proponent is committed to implementing transportation demand management (TDM) strategies to minimize the number of single-occupant vehicle commuters and reduce peak hour demands to the site. The TDM plan for the site will include charging employees for parking, participation in the Charles River TMA, preferential parking for carpools and vanpools, staggered and flexible work hours, transit service information, shuttle services to the Kendall Square T-stop, ridesharing programs, bicycle amenities, and on-site employee services.

CDM currently provides a modest TDM program, including flexible work hours, and charging employees for parking to further encourage the use of alternate modes to commute to the site. Bach of the TDM strategies proposed by the project proponent and/or the tenant (CDM) for the new site are discussed below.

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Parking Charges

CDM will charge employees for parking to encourage the use of alternate modes to commute to the site. This will provide an economic disincentive to each individual employee to drive, thereby providing a strong motivation to use transit, walk, bike, or carpool.

Charles River Transportation Management Association

The Charles River Transportation Management Association (TMA), which was established in 1994, provides assistance with preparing and implementing transportation demand management programs for companies in East Cambridge and the surrounding areas. The TMA provides shuttle services between the Kendall Square and Central Square MBTA stations and participating employers, and coordinates ridematching services and a Guaranteed Ride Home (GRH) program (GRH program is described below), among other TDM strategies. The project proponent will join the TMA upon occupancy of the building.

Preferential Parking for Carpools and Vanpools

The project proponent will provide a minimum of twenty-two (10 percent of total supply) preferential parking for carpoolers and vanpoolers. These will be designated, convenient spaces near the entrance to the building. These spaces will be clearly signed and/or marked for ridesharers only. Ridesharers will be required to register with their employers to receive a rideshare parking space permit to display in their vehicle. The use of these spaces will be monitored periodically to ensure that they serve ridesharers only.

Alternative Work Programs

CDM will provide information to their employees on staggered and flexible/compressed-work hours and telecommuting aimed at providing added convenience to their employees and reducing peak hour trips. Allowing some flexibility in work times sometimes allows persons to carpool or vanpool. It may also enable persons to utilize bus services because of the bus schedules. Flexible work hour programs can have a significant impact when bus services and vanpooling opportunities are fairly limited, Staggering work hours can allow people to commute to work on either side of a peak traffic period, reducing the number of vehicles entering the site during the peak hour. Compressed work weeks and telecommuting minimize the total number of trips being made overall to the site.

VHB	Vanasse Hangen Brustlin, Inc.

Public Transportation Incentives

CDM will post transit service information as a means of encouraging the use of public transit. As previously mentioned, the site area is served by MBTA bus routes (#85 and #64), and is within close proximity to the Central Square and Kendall Square T-stations.

Shuttle to the Kendall Square T-Stop

As an additional incentive to use public transit, the project proponent will provide a shuttle to the Kendall Square T-station. This shuttle will either be provided by the proponent itself, or may be provided through the Charles River TMA or other service. This shuttle will be provided in partnership with the 210 Broadway building, and will operate between 7 AM and 11 AM and 3 PM and 7 PM. The shuttle will operate between the site and Kendall Square via Broadway, stops will be provided at the site (serving both 50 and 60 Hampshire Street and 210 Broadway) and at Kendall Square.

Ridesharing Program

Ridesharing programs are provided to encourage commuters to ride in vehicles with other commuters, rather than drive alone. The most common forms of ridesharing are carpools and vanpools. This program includes:

•  Carpool/vanpool Incentives: Ridematching services provide an-opportunity for employees to determine whether there are other commuters who share the same travel characteristics and would be available to form a carpool or vanpool. Ridematching services will be offered through the Charles River TMA for the benefit of the employees housed therein. The transportation coordinator will also coordinate ridesharing services with CARAVAN for Commuters, if the TMA is not doing so. Additionally, the transportation coordinator will provide an area for employees to post information regarding carpools for those not interested in participating in the RideSource database.

•  Guaranteed Ride Home Program: Guaranteed ride home programs are established to provide assurances that employees who participate in carpooling, vanpooling, bicycling, walking, or transit use will have viable and convenient travel options if work-related activity or an emergency requires that they miss their regular ride/walk home. This service will be provided through the Charles River TMA with the implementation of the carpooling program, and will also be made available to other users of alternative modes of transportation. These modes have been expanded to include employees who walk or bike to work, in order to provide these employees with additional flexibility in making their commute decisions. The project proponent will work with the TMA and the City to determine the most effective method to implement and operate the program, per

VHB	Vanasse Hangen Brustlin, Inc.

       the TMA’s general policy for providing the GRH service. It is anticipated that, similar to other GRHs, limits on use (such as the number of times a month it can be used), etc. will be implemented to ensure that the program serves the non- SOV commuting population and that it is Viewed as an incentive for non-SOV travel.

•  Promotional Activities: The tenant will provide their new employees information concerning carpooling and transit schedules. Additionally, the tenants will host transportation information fairs annually to remind employees and tenants of the available ridesharing and transit commuting alternatives, as well as walking and bicycling and alternative work hour options. The tenant will invite the City to participate in these promotional efforts.

Provision of Bicycle and Pedestrian Amenities

The project proponent will provide secure, covered bicycle storage areas for their employees and visitors interested in bicycling to work. The tenant will provide information relative to these bicycle facilities and amenities to their employees. Bicycle racks will be provided on site, and a secure storage area will be provided in the building sufficient to accommodate a minimum of twenty-two bicycles (10 percent of parking supply). Showers and locker facilities will be provided within the building for employees use. The proponent will also provide short-term parking near the main entrance to the building, to accommodate visitors travelling by bicycle. This facility will provide short-term storage for commuters, as well as a secure place for bicycle couriers to leave their bicycles.

The project driveway has been designed to provide a level crossing for pedestrians and to maintain adequate sight distance for both vehicles and pedestrians. Additionally, the building façade has been designed to provide adequate sight distance so that exiting vehicles can clearly see pedestrians. If it is determined that sight distance may be an issue, a warning device will be installed to inform pedestrians that a vehicle is preparing to exit the garage.

Designation of Transportation Coordinator

CDM will designate a transportation coordinator to implement and oversee the day-to-day operations of the TDM program. This person will be available to provide employees information regarding their commuting options and will coordinate program elements with the Charles River TMA, The transportation coordinator will be responsible to post alternative mode information at one or more highly visible locations in 50 Hampshire Street. The posted information will include descriptions of the various sponsored TDM programs, as well as bus and subway schedules, and maps of local public transit routes and/or other relevant information. The information will be kept up to date, and will be supplemented by internal mailings and electronic mailings of updates or changes in any TDM programs.

VHB	Vanasse Hangen Brustlin, Inc.

Encouragement of Electric Vehicles

The project proponent will encourage the use of electric vehicles by committing to provide an electric vehicle charging stand within 60 days for each employee who requests that one be installed. The employee requesting the charging station must use an electric vehicle to commute to and from the site.

Marketing of TDM Programs

To promote all non-SOV alternatives to commuting, CDM will provide new employees information concerning carpooling, transit schedules, alternative work hours, walking, bicycling, etc. Additionally, the project proponent will host transportation information fairs annually to remind employees and tenants of the available ridesharing and transit commuting alternatives, as well as walking and bicycling and alternative work hour options. The City will be invited to participate in these promotional efforts.

CDM will also post commuting information on their web site and place information on commuter information bulletin boards located throughout the building.

∎ Monitoring and Reporting Plan

The project proponent will commit to implementing a monitoring and reporting plan. This plan will include the following:

•  yearly employee surveys to determine the mode split for the project, which will be used to determine if the mode split commitment is being met. These surveys will include mode share information, as well as subjective questions to determine the employees attitudes regarding TDM strategies.

•  driveway and parking utilization counts, to be conducted after one year and then every other year to provide additional information on the project’s trip generation.

•  a report to be filed with the City on the date of issue of the certificate of occupancy for the building. One year later, and each and every year thereafter, yearly mode split information shall be reported every year on that date. In addition, driveway counts for 50 Hampshire Street shall be reported every two years, beginning one year after the certificate of occupancy is issued.

•  if the certificate of occupancy is issued between January 1 and June 30, the monitoring shall take place between the months of September or October; if the certificate of occupancy is issued between July 1 and December 31, monitoring shall take place between the months of April and May. The timing of this

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monitoring shall be done in order to capture the most realistic assessment of the performance of the project possible, while giving the proponent adequate time to compile the results and report them to the City.

Certification

“I hereby certify that a commercial parking permit has been obtained for each parking space being used for commercial parking. None of the other existing or proposed parking spaces at this parking facility have been or will be available as commercial parking spaces until a commercial parking permit therefor has been obtained.”

/s/ Robert A. Schlager

Robert A. Schlager, Member

BHX, LLC, as sole trustee for 205 Broadway Realty Trust

The Bulfinch Companies

250 First Avenue, Suite 200

Needham, Massachusetts 02494

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On most days, what is your present method of commuting to work?

Where is your home in relation to Kendall Square?

Your Home in Relation to CDM
Percent
0
5
10
15
20
25
N
NE
NW
W
SW
S
SE
E
20%
14%
13%
18%
7%
17%
8%
3%

How important is having access to the “T”

For those who take the “T,” which line do you take?

"T" Line
Percent
45
40
35
30
25
20
15
10
5
0
Commuter Train
Bus
Red Line
Green Line
Orange Line
Blue Line
96 8/87
60 8/87
60 8/87
21 8/87

Rate the following in order of importance

What is your current approximate door-to-door commuting time?

The Average Commuting Time
Percent
35
30
25
20
15
10
5
0
0-20
20-30
30-40
40-60
60-90
90+
Minutes

EXHIBIT H

TENANT’S PROPERTY

H-1

EXHIBIT I

FORM OF ESTOPPEL CERTIFICATE

To:	BMR-HAMPSHIRE LLC

17190 Bernardo Center Drive

San Diego, California 92128

Attention: Vice President, Real Estate Legal

BioMed Realty, L.P.

17190 Bernardo Center Drive

San Diego, California 92128

Re: [PREMISES ADDRESS] (the “Premises”) at 50 Hampshire Street, Cambridge, Massachusetts (the “Property”)

The undersigned tenant (“Tenant”) hereby certifies to you as follows:

1. Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of [            ], 20[    ]. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [            ]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [            ], 20[    ].

2. Tenant took possession of the Premises, currently consisting of [            ] square feet, on [            ], 20[    ], and commenced to pay rent on [            ], 20[    ]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease[, except as follows: [            ]].

3. All base rent, rent escalations and additional rent under the Lease have been paid through [            ], 20[    ]. There is no prepaid rent[, except $[            ], and the amount of security deposit is $[            ] in the form of a letter of credit. Tenant currently has no right to any future rent abatement under the Lease.

4. Base rent is currently payable in the amount of $[            ] per month.

5. Tenant is currently paying estimated payments of additional rent of $[            ] per month on account of real estate taxes, insurance, management fees and Common Area maintenance expenses.

6. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [            ]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

7. The Lease is in full force and effect, free from default and free from any event that could become a default under the Lease, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord. Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents payable thereunder[, except [            ]].

I-1

8. Tenant has no rights or options to purchase the Property.

9. To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws.

10. The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is [acquiring the Property/making a loan secured by the Property] in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], [LANDLORD], BioMed Realty, L.P., BRE Edison Parent L.P., and any [other] mortgagee of the Property and their respective successors and assigns.

Any capitalized terms not defined herein shall have the respective meanings given in the Lease.

Dated this [            ] day of [            ], 20[    ].

[            ],

a [            ]

By:
Name:
Title:

I-2

EXHIBIT B

EIGHTH FLOOR PREMISES

16

SURFACE ONCOLOGY

| | Office | Lab | Total |
|---|---|---|---|
| Surface Space | 10,409 | 8,169 | 18,578 (58%) |
| Sublease Space | 6,522 | 5,336 | 11,858 (37%) |
| Hallway | | | 1,581 (5%) |
| Total | | | 32,017 RSF |

Arr o w st reet SURFACE ONCOLOGY / 50 HAMPSHIRE STREET PLAN - INITIAL CONFIGURATION / 25 March 2015
/ 25 March 2015

EXHIBIT C

OFFICE AND LABORATORY EQUIPMENT

17

EXHIBIT D

SUBLESSOR’S WORK

PLANS AND SPECS FOR SUBLEASED PREMISES

See attached.

18

CONSTRUCTION PLAN NOTES
FLOOR PLAN LEGEND
KITCHEN A
MED CONF A
OPEN OFFICE B
STORAGE
RECEPTION A
HUDDLE A
LOUNGE A
OPEN OFFICE A
OPEN OFFICE C
EX. STAIR #1
LOBBY
LG CONF A
TISSUE CULTURE A
TISSUE CULTURE B
LABORATORY A
CIRCULATION
WOMEN'S TOILETS
MEN'S TOILETS
RECEPTION B
OPEN OFFICE D
EX. STAIR #2
FREEZER FARM / TANK A
MICROSCOPY A
STORAGE / ICE
MICROSCOPY B
FLOW CYTOMETRY B
TISSUE CULTURE D
LABORATORY B
KITCHEN B
MED CONF B
HUDDLE D
LG CONF B
LOUNGE D
OPEN OFFICE E
FREEZER FARM / TANK B
TISSUE CULTURE E
A
B
B2
C
D
D2
E
F
G
H
I
I2
K
L
0
1
2
3
4
5
6
7
8
9

1 L8 OFFICE FLOOR PLAN

BioMed Realty

SURFACE ONCOLOGY

**8TH FLOOR TENANT IMPROVEMENTS**

50 Hampshire Street
Cambridge, MA

**CONSTRUCTION DOCUMENTS**

**ARROWSTREET**
ARCHITECTURE & DESIGN

Project Number

Author

Checker

Issue date

Revisions

| No. | Date | Description |
|---|---|---|
| 1 | | ADDENDUM #1 |

Drawing Title

**8TH FLOOR PLAN**

SCALE

Drawing Number

**A2.18**

CONSTRUCTION PLAN NOTES 1. ALL WORK TO COMPLY WITH FEDERAL, STATE, AND LOCAL BUILDING CODES AND REGULATIONS.PARTITION TYPES ARE 1E UNLESS OTHERWISE NOTED. 2. PROVIDE RATED PARTITIONS AT ALL STAIR AND ELEVATOR SHAFTS. 3. DETAILS AND SECTIONS ON THE DRAWINGS ARE SHOWN AT SPECIFIC LOCATIONS. DETAILS NOTED AS TYPICAL IMPLY ALL CONDITIONS TREATED SIMILARLY; MODIFICATIONS TO BE MADE BY CONTRACTOR TO ACCOMMODATE MINOR VARIATION. 4. ALL DIMENSIONS ARE TO FINISHED FACE OF WALL U.O.N., NOT INCLUDING WALL TILE OR DECORATIVE TRIM. 5. DRAWINGS ARE NOT TO BE SCALED. VERIFY ANY MISSING OR CONFLICTING WRITTEN INFORMATION WITH ARCHITECT PRIOR TO CONSTRUCTION. 6. NOTIFY ARCHITECT OF CONDITIONS WHERE CLEAR OR CRITICAL DIMENSIONS ARE DESIGNATED BUT CANNOT BE MET OR WHERE THE CORRIDOR / AISLE WIDTH CANNOT MEET THE MINIMUM REQUIREMENTS. 7. MAINTAIN FINISHED FLOOR BASE ELEVATION THROUGHOUT THE CONTRACT AREA, SUCH THAT ALL DIMENSIONS INDICATED AS ABOVE FINISHED FLOOR ARE AT THE SAME ELEVATION. BUILDING LEVEL ELEVATIONS REFER TO TOP OF STRUCTURAL SLAB / DECK. 8. ALL DOORS TO BE A MINIMUM OF 6 INCHES FROM THE NEAREST PERPENDICULAR PARTITION, U.O.N. 9. PROVIDE TEMPERED GLASS IN LOCATIONS REQUIRED BY CODE. 10. REVIEW LAYOUTS FOR PARTITIONS IN FIELD WITH ARCHITECT PRIOR TO THE START OF CONSTRUCTION. 11. PATCH AND REPAIR ALL FIRE PROOFING AT BUILDING STRUCTURE, WHERE MISSING OR DAMAGED, TO MAINTAIN REQUIRED FIRE RATING. SEE CODE SUMMARY NARRATIVE. 12. PENETRATIONS IN GYPSUM BOARD CONSTRUCTION ABOVE FINISHED CEILING SHALL BE EFFECTIVELY SEALED TO PREVENT SOUND LEAKAGE AT ACOUSTICAL PARTITIONS, U.O.N. 13. PROVIDE VERTICAL CONTROL JOINTS IN GWB EVERY LINEAR 30’-0”. VERIFY LOCATION WITH ARCHITECT, U.O.N. 14. PROVIDE FIRE EXTINGUISHERS (WITH RECESSED CABINETS WHERE INDICATED) IN QUANTITIES AND LOCATIONS ON DWGS (MIN 1/6000 SQ. FT. AND 75’-0” MAX TRAVEL DISTANCE). REVIEW FINAL LOCATIONS WITH THE ARCHITECT PRIOR TO START OF CONSTRUCTION. PARTITION DEPTH AT FIRE EXTINGUISHER CABINET LOCATIONS TO ACCOMMODATE FULL CONCEALMENT OF RECESSED CABINETS, U.O.N. FOR CONTINUITY OF RATED CONSTRUCTION. 15. THE CONTRACTOR SHALL PROVIDE AND COORDINATE PLACEMENT OF FIRE RATED BLOCKING AT ALL LOCATIONS OF ITEMS TO BE MOUNTED TO WALLS OR CEILING THROUGHOUT LIMIT OF WORK, PRIOR TO CLOSING WALLS, U.O.N. 16. ALIGN CENTERLINES OF ALL FIRE EXTINGUISHERR CABINETS AND MEP-FP DEVICES ON WALLS ON THE SAME LOCATIONS. 17. INDICATED PARTITION TYPES ARE CONTINUES ABOVE/BELOW DOOR AND WINDOW OPENINGS AND AROUND CORNERS UNTIL INTERSECTING WITH A DIFFERENT TYPE. WHERE PARTITIONS INTERSECT AT “T”, THE INDICATED TYPE RUNS ACROSS THE “T” UNLESS NOTED OTHERWISE. FLOOR PLAN LEGEND ARCHITECTURAL NOT IN SCOPE NEW CONSTRUCTION EXISTING CONSTRUCTION CORNER GUARDS (CG) BUMPER RAIL (BR) FIRE EXTINGUISHER CABINET (FEC) WALL MOUNTED FIRE EXTINGUISHER (FE) 8TH FLOOR TENANT IMPROVEMENTS 50 Hampshire Street Cambridge, MA CONSTRUCTION DOCUMENTS Project Number 16010 Author HT, ECS Checker CA Issue date 06/01/2016 Revisions No. Date Description 106/20/16 ADDENDUM #1 Drawing Title 8TH FLOOR PLAN SCALE 1/8” = 1’-0” Drawing Number A2.18 © Copyright Arrowstreet Inc.

1 L8 OFFICE CEILING PLAN

## REFLECTED CEILING PLAN NOTES

## CEILING LEGEND

## LIGHT FIXTURE LEGEND

BioMed Realty

SURFACE ONCOLOGY

# 8TH FLOOR TENANT IMPROVEMENTS

50 Hampshire Street
Cambridge, MA

## CONSTRUCTION DOCUMENTS

ARROWSTREET
ARCHITECTURE & DESIGN

| | |
|---|---|
| Project Number | |
| Author | |
| Checker | |
| Issue date | |

Revisions

| No. | Date | Description |
|---|---|---|
| 1 | | ADDENDUM #1 |
| 3 | | BULLETIN #1 |

Drawing Title

8TH FLOOR CEILING PLAN

Scale

Drawing Number

A2.38

REFLECTED CEILING PLAN NOTES 1. REFER TO THE ROOM FINISH SCHEDULE FOR CEILING FINISH INFORMATION. 2. CENTER FULL TILES IN ROOM (BOTH DIRECTION) AS INDICATED ON DRAWING, U.O.N. 3. THE REFLECTED CEILING PLAN INDICATES THE LOCATION OF CEILING HEIGHTS, LIGHT FIXTURES, SWITCH LOCATIONS, AND ASSOCIATED ITEMS. REFER TO ENGINEERING DRAWINGS FOR CIRCUITING, WIRING LAYOUT, AND ADDITION INFORMATION. ALL MEP/FP DEVICE LOCATIONS NOT SHOWN ON DRAWINGS, OR IN CONFLICT WITH MEP/FP DRAWINGS ARE TO BE COORDINATED WITH THE ARCHITECT PRIOR TO INSTALLATION. IN THE EVENT OF DISCREPANCIES BETWEEN THE ARCHITECT’S REFLECTED CEILING PLAN AND THE ENGINEERS’ PLANS, IMMEDIATELY NOTIFY THE ARCHITECT IN WRITING BEFORE ORDERING MATERIALS OR PROCEEDING WITH WORK. 4. WITHIN A ROOM OR AREA, THE CONTRACTOR SHALL ESTABLISH A SINGLE FLOOR ELEVATION THAT IS TO BE USED AS THE ORIGIN FOR ALL CEILING HEIGHTS ABOVE FINISHED FLOOR. 5. VERIFY FIELD CONDITIONS AND LOCATIONS OF ALL MEP/FP AND STRUCTURAL ELEMENTS. CONTRACTOR TO COORDINATE THE WORK OF ALL TRADES NECESSARY TO MAINTAIN THE FINISHED CEILING HEIGHTS INDICATED. INSTALL DUCTWORK TIGHT TO UNDERSIDE OF BEAMS, FLOOR SLABS AND ROOF SLABS WITH A SMALL SPACE TO AVOID VIBRATION. INSTALLATION AND/OR ALTERATION OF DUCTING, PIPING OR OTHER EQUIPMENT THAT WILL REQUIRE FASCIAS, SOFFITS AND OTHER TRANSITIONS IN CEILING HEIGHT SHALL BE REVIEWED WITH THE ARCHITECT PRIOR TO PROCEEDING. CONTRACTOR TO PROVIDE COMPLETE COORDINATION DRAWINGS FOR THE ARCHITECT AND ENGINEER’S REVIEW. 6. ALL FIXTURES AND DEVICES TO BE UNDERWRITERS LABORATORIES INC. (UL) LABELED. 7. CEILING MOUNTED FIXTURES, REGISTERS, SPEAKERS, AND LIFE-SAFETY DEVICES TO BE LOCATED IN THE CENTER OF CEILING TILE IN BOTH DIRECTIONS AND TO ALIGN WITH ADJACENT FIXTURES, DEVICES, OR HEADS IN A RUN OR IN A ROW, U.O.N. 8. PROVIDE BLOCKING ABOVE CEILING REQUIRED FOR ALL CEILING MOUNTED EQUIPMENT. PROVIDE ADDITIONAL SUPPORT FOR LIGHT FIXTURES AS RECOMMENDED BY MANUFACTURER. 9. CONTRACTOR TO VERIFY ALL PENDANT FIXTURE HEIGHTS WITH ARCHITECT PRIOR TO INSTALLATION. 10. SYSTEMS AND EQUIPMENT REQUIRING ACCESS SHALL BE LOCATED AT ACCESSIBLE CEILINGS. ACCESS PANELS SHALL NOT BE INSTALLED IN GWB CEILINGS WITHOUT PRIOR APPROVAL. 11. PROVIDE DROPPED LIGHT FIXTURES IN OPEN EXPOSED CEILINGS. 12. PROVIDE PENDANT DIRECT/INDIRECT FIXTURES IN OPEN OFFICE AREAS. 13. PROVIDE DIRECT/INDIRECT PENDANT FIXTURES IN LABORATORY BENCHING AREAS. 14. SPECIALITY LIGHTING IN CONFERENCE ROOMS, HUDDLES, KITCHEN, LOBBY, RECEPTION AND LOUNGE AREAS. 15. NOTE REMOVED 16. PROVIDE IN LABORATORIES AREAS CORRIDORS 2’x2” INDIRECT LIGHT FIXTURES. 17. PROVIDE ACOUSTIC SPRAY ON TO EXISTING EXPOSED CEILINGS. CEILING LEGEND ARCHITECTURAL NOT IN SCOPE NEW CONSTRUCTION EXISTING CONSTRUCTION - CEILING TYPE / HEIGHT 1’ - 0” GWB CEILING 2’X2’ ACOUSTICAL TILE CEILING SYSTEM 4’X4’ ACOUSTICAL TILE CEILING SYSTEM NO CEILING EXPOSED TO STRUCTURE CEILING UTILITY PANEL (REFER TO ELEC DWGS) SUPPLY AIR REGISTER RETURN AIR REGISTER LIGHT FIXTURE LEGEND MOUNTING HEIGHT LT1 LINEAR LED PENDANT MOUNTED ANGLE -- --LT2 LED SPECIALTY PENDANT MOUNTED --LT3 8’-12’-16’ LINEAR LED PENDANT MOUNTED LT4 4’-8’ RECESSED LINEAR LED RECESSED 4” N/A N/A LT5 4’-8’-12’-16’-18’-20’ LINEAR LED RECESSED 4” N/A LT6 2’ x 2’ LED RECESSED LT7 4” LED RECESSED DOWNLIGHT N/A LT8 SPOT LIGHT ADJUSTABLE LED WALL MOUNTED --LT9 LINEAR LED ADJUSTABLE RECESSED N/A 8TH FLOOR TENANT IMPROVEMENTS 50 Hampshire Street Cambridge, MA CONSTRUCTION DOCUMENTS Project Number 16010 Author HT Checker CA Issue date 06/01/2016 Revisions No. Date Description 106/20/16 ADDENDUM #1 3 07/11/16 BULLETIN #1 8TH FLOOR CEILING PLAN SCALE 1/8” = 1’-0” Drawing Number A2.38 L8 OFFICE CEILING PLAN 1/8” = 1’-0”

KEYNOTES

8 COPY B - NORTH

7 CIRCULATION - WEST

6 LAB B 2 -WEST

5 LAB B 1 -WEST

4 TISSUE CULTURE D -WEST

3 TISSUE CULTURE E -NORTH

2 FLOW CYTOMETRY B -EAST

1 CIRCULATION -EAST

BioMed Realty

SURFACE ONCOLOGY

**8TH FLOOR TENANT IMPROVEMENTS**

50 Hampshire Street
Cambridge, MA

**CONSTRUCTION DOCUMENTS**

**ARROWSTREET**
ARCHITECTURE & DESIGN

| | |
|---|---|
| Project Number | |
| Author | |
| Checker | |
| Issue date | |

Revisions

| No. | Date | Description |
|---|---|---|
| 1 | [illegible] | ADDENDUM #1 |

Drawing Title

**INTERIOR ELEVATIONS**

SCALE

Drawing Number

A5.02

KEYNOTES 12 35 53.01 LABORATORY CASEWORK AS SCHEDULED 22 10 00.33 COMBINATION EMERGENCY SHOWER AND EYE WASH 8TH FLOOR TENANT IMPROVEMENTS 50 Hampshire Street Cambridge, MA CONSTRUCTION DOCUMENTS Project Number 16010 Author HT, ECS Checker TP Issue date 06/01/2016 Revisions No. Date Description 106/20/16 ADDENDUM #1 3A FEC - 1 - 1 CG CG 14100NN 1415022 Drawing Title INTERIOR ELEVATIONS SCALE 1/4” = 1’-0” Drawing Number A5.02